UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2018

Date of reporting period:	9/30/2018

Item 1 – Reports to Stockholders

PGIM BALANCED FUND

(Formerly known as Prudential Balanced Fund)

ANNUAL REPORT

SEPTEMBER 30, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Income and long-term growth of capital

Highlights (unaudited)

•

The Fund benefited from asset allocation during the reporting period, led by its broad overweight in equities. Underlying manager performance in both equities and bonds also contributed to the Fund’s gains.

•

The equity segment of the Fund outperformed the blended equity benchmark by 0.12% during the period. Among quantitative factors, quality and growth contributed to favorable stock selection across the market capitalization spectrum; however, the valuation signals experienced continued weakness. Stock selection was strongest in the health care sector.

•

The fixed income segment of the Fund outperformed the bond benchmark by 0.57% during the period. Sector allocation within the fixed income segment of the Fund contributed most to performance, highlighted by overweights in commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds. Although sector allocation within the fixed income segment of the Fund added to performance, an overweight to investment-grade corporate bonds was a modest detractor.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. QMA is the primary business name of Quantitative Management Associates LLC, a registered investment adviser and a wholly owned subsidiary of PGIM. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C

PGIM Balanced Fund	3

shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the

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financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Balanced Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Balanced Fund

November 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM Balanced Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.68	7.35	7.70	—
Class B	2.62	7.61	7.53	—
Class C	6.85	7.81	7.56	—
Class R	8.07	8.29	8.03	—
Class Z	8.91	8.89	8.64	—
Class R6*	N/A	N/A	N/A	6.10** (11/28/17)
Customized Blend Index
	9.12	8.63	8.58	—
Bloomberg Barclays US Aggregate Bond Index
	–1.22	2.16	3.77	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Growth Funds Average
	7.85	7.50	7.86	—

	Average Annual Total Returns as of 9/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	8.66	8.57	8.31	—
Class B	7.62	7.76	7.53	—
Class C	7.85	7.81	7.56	—
Class R	8.07	8.29	8.03	—
Class Z	8.91	8.89	8.64	—
Class R6*	N/A	N/A	N/A	6.10** (11/28/17)
Customized Blend Index
	9.12	8.63	8.58	—
Bloomberg Barclays US Aggregate Bond Index
	–1.22	2.16	3.77	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Growth Funds Average
	7.85	7.50	7.86	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2008) and the account values at the end of the current fiscal year (September 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**Not annualized

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Balanced Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is made up of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend (MSCI EAFE ND) Index (5%). The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class under the Fund’s investment strategies. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.93%.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US government and its agencies and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how US investment-grade bonds have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –1.15%.

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S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.79%.

Lipper Mixed-Asset Target Allocation Growth Funds Average—The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds universe for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 4.63%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/18 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	2.0
Microsoft Corp., Software	1.8
Amazon.com, Inc., Internet & Direct Marketing Retail	1.6
JPMorgan Chase & Co., Banks	1.2
Alphabet, Inc. (Class C Stock), Internet Software & Services	1.0

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/18 (%)
Banks	4.0
Software	3.8
Oil, Gas & Consumable Fuels	3.3
Internet Software & Services	3.1
Pharmaceuticals	2.9

Industry weightings reflect only long-term equity investments and are subject to change.

PGIM Balanced Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Balanced Fund’s Class Z shares returned 8.91% for the 12-month reporting period that ended September 30, 2018, underperforming the 9.12% return of the Customized Blend Index (the Index) but outperforming the 7.85% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What were market conditions?

•

In a major event capping 2017, the US Congress passed a tax reform bill that was signed into law in December. The law cut the corporate tax rate to 21% from 35% and reduced individual tax rates, including lowering the top rate to 37% from 39.6%. The US equity markets advanced in anticipation of the law and surged into the new year.

•

In late January through February, US equities experienced a steep decline, triggered by an inflation scare and US protectionist trade measures. The market pullback was accompanied by a sharp spike in volatility that drove the unwinding of investors’ short volatility positions. These positions seek to profit from the potential of continued low levels of volatility.

•

US equities remained range bound during the spring, despite 25% year-over-year earnings growth in the first two quarters of 2018, fueled by the fiscal stimulus of corporate tax cuts. The economic backdrop was also favorable, amid continued strong growth. Equity performance may have been restrained by geopolitical concerns. Anxiety regarding a global trade war emerged in March, eased in May, but intensified again in June on the heels of unprecedented acrimony at the G7 (Group of Seven) summit and the Trump administration’s threat to impose tariffs on Chinese goods. The G7 consists of Canada, France, Germany, Italy, Japan, the United Kingdom (UK), and the United States. These countries, with the seven largest advanced economies in the world, represent more than 62% of the global net wealth. Retaliatory measures by China ignited fears of a tit-for-tat escalation cycle that could be destructive for global economic growth.

•

Fears of a trade war abated toward the end of the summer, with good news heralded by a trade agreement between the US and Mexico, lower-than-expected tariffs on $200 billion of Chinese goods, and a trade deal with Canada that concluded the renegotiation of the North American Free Trade Agreement. US equity markets surged in response, delivering strong gains from July to September and reaching new highs as geopolitical anxiety eased and strong corporate earnings continued.

•

At the end of the reporting period, US economic growth was accelerating, while growth in other major economies appeared to be slowing. As a result, 2018 appeared to be a year of global growth divergence, whereas 2017 was characterized by synchronized global economic recovery.

•

US economic growth was accompanied by rising interest rates and a stronger US dollar, which strained emerging markets economies. Higher US interest rates caused capital outflows from the emerging markets, leading to the sharp depreciation of emerging markets currencies and unleashing a vicious cycle of increased inflation and central bank rate hikes.

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This was especially true in countries with significant political problems, economic imbalances, and limited reserves, such as Turkey and Argentina. Trade tensions and the high price of crude oil further exacerbated the problem, even in stronger emerging markets countries, by putting additional pressure on their foreign currency reserves. Nevertheless, the potential of an emerging markets crisis appeared to be contained at the end of the period, thanks to China’s commitment to doing “whatever it takes” to keep its own economy stable and the proactive stance of emerging markets central banks overall.

•

In Europe and Japan, economic growth has been slowing since the beginning of 2018, roiled by negative news such as tariff uncertainty, protracted negotiations over the UK’s exit from the European Union, and the possibility of Italy leaving as well. Consequently, the MSCI EAFE Index declined 1.4%* during 2018 through September 30, while the MSCI Emerging Markets Index dropped 7.7%*. In contrast, the S&P 500 Index generated a positive return of 10.6% in that same period. QMA believes the divergence in equity returns between the US and other developed markets countries has reached an unprecedented level and thinks they are likely to converge.

•

US small-cap equities outperformed from March to July at the height of the trade tensions, perceived by investors as a domestic asset class that could provide safe haven from macroeconomic turbulence abroad. With trade tensions easing, this sector gave back some of its gains toward the end of the reporting period.

•

The Federal Reserve (the Fed) continued tightening US monetary policy, having raised short-term rates six times from the beginning of 2017 through the end of the reporting period. This has lifted the short-term end of the US Treasury yield curve, while the long-term end has remained anchored by interest rate differentials with the rest of the world and investors’ fears about the maturity of the US business cycle. As a result, the US Treasury yield curve flattened throughout 2018.

•

US Treasury securities and investment-grade corporate bonds underperformed US equities between January 1 and September 30, 2018. At the same time, high yield corporate bonds performed strongly, as spreads (yield differentials versus US Treasuries) narrowed due to the healthy economic backdrop.

What worked?

•	The Fund benefited from asset allocation during the reporting period led by its broad overweight in equities, which significantly outperformed bonds during the reporting period.

•	The segment of the Fund invested in bonds outperformed the Bloomberg Barclays US Aggregate Bond Index by 0.57% during the period.

•

Sector allocation within the fixed income portion of the Fund contributed most to performance, highlighted by overweights in commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds.

*	net total returns in US dollar terms

PGIM Balanced Fund	13

Strategy and Performance Overview (continued)

•	Security selection within bonds was also strong, with positioning in non-agency mortgage-backed securities, interest rate swaps, and investment-grade corporate bonds contributing positively.

•	The equity segment of the Fund outperformed the blended equity benchmark by 0.12% during the period.

•	Among quantitative factors, quality and growth contributed to favorable stock selection across the market capitalization spectrum. Stock selection was strongest in the health care sector.

What didn’t work?

•

Within the equity segment of the Fund, relatively expensive stocks outperformed their cheaper counterparts, offsetting some of the value added by overweighting companies with better growth prospects and higher-quality financial metrics.

•	Although sector allocation within the fixed income segment of the Fund added to performance, an overweight to investment-grade corporate bonds was a modest detractor.

•	Security selection overall among bonds added to performance, but selection of collateralized mortgage-backed securities hampered results.

•	Within the fixed income portion of the Fund, duration and yield curve positioning modestly detracted from performance during the reporting period.

Did the Fund use derivatives, and how did they affect performance?

•	The Fund utilized S&P 500 equity futures to equitize cash positions and for liquidity purposes. This exposure had a small positive impact on the Fund’s performance.

•

The US Equity sleeves did not hold any derivatives. The International Equity sleeve held stock index futures including Topix Index Futures, DJ Euro Stoxx Futures, FTSE 100 Futures and MSCI EAFE Mini Futures. These derivatives were used to maintain exposure to equities and provide portfolio liquidity. The futures had minimal impact on performance.

•

The fixed income sleeve of the Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options and swaps to help manage duration positioning and yield curve exposure. Over the reporting period, futures and swaps added to performance while options modestly detracted.

Current outlook

•	The global economy enters the last quarter of 2018 with good momentum; however, growth has become less synchronized, more uneven, and less robust than in 2017, with

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economic activity accelerating in the US; moderating in the eurozone, the UK, and Japan; and slowing in China and other emerging markets.

•

Trade tensions and emerging markets turmoil top downside risks. Trade uncertainty has now seeped into gross domestic product and business confidence data for Europe and Japan, while the combination of trade tensions, fears of Turkish lira contagion, and Fed rate hikes have contributed to slowdowns in a number of emerging markets, including China. On balance, the near-term risk of a global economic downturn remains very low. However, storm clouds are gathering.

•

At the end of the period, the Fund maintained a very slim overweight in global equities versus bonds. Excellent near-term conditions are balanced by building macro risk factors, including Fed tightening, emerging markets turmoil, escalating trade tensions, and the looming US midterm elections.

PGIM Balanced Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Balanced Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,058.20	1.08%	$5.57
	Hypothetical	$1,000.00	$1,019.65	1.08%	$5.47
Class B	Actual	$1,000.00	$1,052.30	2.05%	$10.55
	Hypothetical	$1,000.00	$1,014.79	2.05%	$10.35
Class C	Actual	$1,000.00	$1,053.50	1.78%	$9.16
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00
Class R	Actual	$1,000.00	$1,054.80	1.63%	$8.40
	Hypothetical	$1,000.00	$1,016.90	1.63%	$8.28
Class Z	Actual	$1,000.00	$1,058.50	0.79%	$4.08
	Hypothetical	$1,000.00	$1,021.11	0.79%	$4.00
Class R6**	Actual	$1,000.00	$1,059.50	0.67%	$3.46
	Hypothetical	$1,000.00	$1,021.71	0.67%	$3.40

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Balanced Fund	17

Schedule of Investments

as of September 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 97.4%

COMMON STOCKS 61.3%

Aerospace & Defense 1.6%
AAR Corp.	2,300	$110,147
Airbus SE (France)	1,240	155,687
BAE Systems PLC (United Kingdom)	6,800	55,749
Dassault Aviation SA (France)	5	9,270
Ducommun, Inc.*	400	16,336
Elbit Systems Ltd. (Israel)	45	5,765
Esterline Technologies Corp.*	1,000	90,950
General Dynamics Corp.	5,000	1,023,600
Leonardo SpA (Italy)	960	11,545
Lockheed Martin Corp.	8,600	2,975,256
Meggitt PLC (United Kingdom)	1,812	13,382
Moog, Inc. (Class A Stock)	2,000	171,940
MTU Aero Engines AG (Germany)	111	24,981
Northrop Grumman Corp.	1,900	603,003
Raytheon Co.	11,900	2,459,254
Rolls-Royce Holdings PLC (United Kingdom)*	3,565	45,857
Safran SA (France)	710	99,500
Singapore Technologies Engineering Ltd. (Singapore)	3,100	8,075
Thales SA (France)	222	31,546
United Technologies Corp.	14,800	2,069,188
Vectrus, Inc.*	2,300	71,737
Wesco Aircraft Holdings, Inc.*	4,000	45,000

		10,097,768

Air Freight & Logistics 0.0%
Bollore SA (France)	1,864	8,034
Deutsche Post AG (Germany)	2,102	74,837
Forward Air Corp.	1,000	71,700
Royal Mail PLC (United Kingdom)	1,955	12,143
SG Holdings Co. Ltd. (Japan)	200	5,241
Yamato Holdings Co. Ltd. (Japan)	700	21,493

		193,448

Airlines 0.0%
ANA Holdings, Inc. (Japan)	230	8,031
Deutsche Lufthansa AG (Germany)	502	12,338
easyJet PLC (United Kingdom)	338	5,790
International Consolidated Airlines Group SA (United Kingdom)	1,236	10,623

See Notes to Financial Statements.

PGIM Balanced Fund	19

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Airlines (cont’d.)
Japan Airlines Co. Ltd. (Japan)	200	$7,176
Singapore Airlines Ltd. (Singapore)	1,200	8,547

		52,505

Auto Components 0.1%
Aisin Seiki Co. Ltd. (Japan)	350	17,036
Bridgestone Corp. (Japan)	1,300	49,019
Cie Generale des Etablissements Michelin SCA (France)	363	43,360
Continental AG (Germany)	234	40,666
Cooper-Standard Holdings, Inc.*	300	35,994
Dana, Inc.	4,300	80,281
Denso Corp. (Japan)	950	50,136
Faurecia SA (France)	150	9,025
Koito Manufacturing Co. Ltd. (Japan)	200	13,102
Minth Group Ltd. (China)	2,000	8,271
Modine Manufacturing Co.*	500	7,450
NGK Spark Plug Co. Ltd. (Japan)	300	8,735
NOK Corp. (Japan)	200	3,428
Nokian Renkaat OYJ (Finland)	253	10,366
Pirelli & C SpA (Italy), 144A*	811	6,784
Stanley Electric Co. Ltd. (Japan)	300	10,247
Sumitomo Electric Industries Ltd. (Japan)	1,600	25,088
Sumitomo Rubber Industries Ltd. (Japan)	400	5,992
Superior Industries International, Inc.	1,800	30,690
Tenneco, Inc.	4,700	198,058
Toyoda Gosei Co. Ltd. (Japan)	150	3,700
Toyota Industries Corp. (Japan)	350	20,685
Valeo SA (France)	510	22,233
Yokohama Rubber Co. Ltd. (The) (Japan)	300	6,458

		706,804

Automobiles 0.2%
Bayerische Motoren Werke AG (Germany)	705	63,304
Daimler AG (Germany)	1,937	121,848
Ferrari NV (Italy)	261	35,756
Fiat Chrysler Automobiles NV (United Kingdom)*	2,296	40,138
Honda Motor Co. Ltd. (Japan)	3,500	105,906
Isuzu Motors Ltd. (Japan)	1,150	18,085
Mazda Motor Corp. (Japan)	1,160	13,895
Mitsubishi Motors Corp. (Japan)	1,470	10,365
Nissan Motor Co. Ltd. (Japan)	4,900	45,841
Peugeot SA (France)	1,232	33,225
Renault SA (France)	409	35,320

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Automobiles (cont’d.)
Subaru Corp. (Japan)	1,300	$39,740
Suzuki Motor Corp. (Japan)	700	40,061
Toyota Motor Corp. (Japan)	4,904	306,158
Volkswagen AG (Germany)	72	12,534
Winnebago Industries, Inc.	1,500	49,725
Yamaha Motor Co. Ltd. (Japan)	600	16,790

		988,691

Banks 4.0%
ABN AMRO Group NV (Netherlands), CVA, 144A	901	24,514
AIB Group PLC (Ireland)	1,970	10,061
American National Bankshares, Inc.	300	11,700
Aozora Bank Ltd. (Japan)	260	9,272
Australia & New Zealand Banking Group Ltd. (Australia)	6,164	125,523
BancFirst Corp.	1,200	71,940
Banco Bilbao Vizcaya Argentaria SA (Spain)	14,200	90,261
Banco de Sabadell SA (Spain)	12,767	19,801
Banco Santander SA (Spain)	34,363	172,655
Bancorp, Inc. (The)*	7,600	72,884
Bank Hapoalim BM (Israel)	2,274	16,277
Bank Leumi Le-Israel BM (Israel)	3,069	20,244
Bank of America Corp.	192,200	5,662,212
Bank of East Asia Ltd. (The) (Hong Kong)	2,600	9,682
Bank of Ireland Group PLC (Ireland)	2,128	16,217
Bank of Kyoto Ltd. (The) (Japan)	120	6,252
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	3,300	171,138
Bank of Queensland Ltd. (Australia)	843	6,708
Bankia SA (Spain)	2,999	11,733
Bankinter SA (Spain)	1,436	13,265
Barclays PLC (United Kingdom)	36,430	81,476
BB&T Corp.	9,900	480,546
Bendigo & Adelaide Bank Ltd. (Australia)	1,072	8,327
BNP Paribas SA (France)	2,394	146,604
BOC Hong Kong Holdings Ltd. (China)	8,000	37,984
Boston Private Financial Holdings, Inc.	1,400	19,110
CaixaBank SA (Spain)	7,643	34,875
Cathay General Bancorp	1,400	58,016
Chemical Financial Corp.	900	48,060
Chiba Bank Ltd. (The) (Japan)	1,500	10,211
Citigroup, Inc.	57,470	4,122,898
Commerzbank AG (Germany)*	2,137	22,208
Commonwealth Bank of Australia (Australia)	3,748	193,369
Community Trust Bancorp, Inc.	300	13,905
Concordia Financial Group Ltd. (Japan)	2,400	11,756

See Notes to Financial Statements.

PGIM Balanced Fund	21

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
ConnectOne Bancorp, Inc.	600	$14,250
Credit Agricole SA (France)	2,430	34,867
Customers Bancorp, Inc.*	1,700	40,001
Danske Bank A/S (Denmark)	1,500	39,384
DBS Group Holdings Ltd. (Singapore)	3,813	72,753
DNB ASA (Norway)	2,081	43,659
Erste Group Bank AG (Austria)*	624	25,905
Farmers National Banc Corp.	2,400	36,720
FB Financial Corp.	300	11,754
Financial Institutions, Inc.	3,400	106,760
First BanCorp. (Puerto Rico)*	24,900	226,590
First Bancorp/Southern Pines NC	700	28,357
First Community Bancshares, Inc.	1,300	44,044
First Financial Corp.	1,300	65,260
First Foundation, Inc.*	1,000	15,620
First Interstate BancSystem, Inc. (Class A Stock)	1,400	62,720
First Midwest Bancorp, Inc.	6,900	183,471
Flushing Financial Corp.	1,300	31,720
Fukuoka Financial Group, Inc. (Japan)	340	9,331
Fulton Financial Corp.	10,700	178,155
Great Southern Bancorp, Inc.	800	44,280
Hancock Whitney Corp.	4,400	209,220
Hang Seng Bank Ltd. (Hong Kong)	1,600	43,439
Hilltop Holdings, Inc.	7,600	153,292
Home BancShares, Inc.	3,800	83,220
HSBC Holdings PLC (United Kingdom)	42,940	374,342
IBERIABANK Corp.	2,100	170,835
Independent Bank Corp.	3,000	70,950
ING Groep NV (Netherlands)	8,287	107,379
International Bancshares Corp.	1,900	85,500
Intesa Sanpaolo SpA (Italy)	31,689	80,818
Japan Post Bank Co. Ltd. (Japan)	1,000	11,807
JPMorgan Chase & Co.	65,830	7,428,257
KBC Group NV (Belgium)	525	39,252
KeyCorp	17,300	344,097
Lloyds Banking Group PLC (United Kingdom)	153,545	118,283
Mebuki Financial Group, Inc. (Japan)	1,804	6,228
Mediobanca Banca di Credito Finanziario SpA (Italy)	1,374	13,676
Metropolitan Bank Holding Corp.*	600	24,672
MidWestOne Financial Group, Inc.	900	29,979
Mitsubishi UFJ Financial Group, Inc. (Japan)	25,200	156,607
Mizrahi Tefahot Bank Ltd. (Israel)	326	5,649
Mizuho Financial Group, Inc. (Japan)	51,360	89,454
National Australia Bank Ltd. (Australia)	5,799	116,498

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Nordea Bank AB (Sweden)	6,468	$70,467
OFG Bancorp (Puerto Rico)	2,000	32,300
Old Second Bancorp, Inc.	2,700	41,715
Oversea-Chinese Banking Corp. Ltd. (Singapore)	6,727	56,247
Peapack Gladstone Financial Corp.	1,500	46,335
Peoples Bancorp, Inc.	1,200	42,036
PNC Financial Services Group, Inc. (The)	4,200	571,998
Preferred Bank	900	52,650
QCR Holdings, Inc.	1,700	69,445
Raiffeisen Bank International AG (Austria)	356	10,253
Republic Bancorp, Inc. (Class A Stock)	500	23,050
Resona Holdings, Inc. (Japan)	4,500	25,191
Royal Bank of Scotland Group PLC (United Kingdom)	10,245	33,246
Seven Bank Ltd. (Japan)	1,200	3,782
Shinsei Bank Ltd. (Japan)	320	5,212
Shizuoka Bank Ltd. (The) (Japan)	900	8,049
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	3,466	38,664
Societe Generale SA (France)	1,634	70,375
Southern National Bancorp of Virginia, Inc.	1,600	25,920
Standard Chartered PLC (United Kingdom)	5,980	49,532
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,817	113,462
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	718	29,461
Svenska Handelsbanken AB (Sweden) (Class A Stock)	3,211	40,530
Swedbank AB (Sweden) (Class A Stock)	1,929	47,758
Synovus Financial Corp.	17,100	783,009
UniCredit SpA (Italy)	4,274	64,203
United Community Banks, Inc.	4,000	111,560
United Overseas Bank Ltd. (Singapore)	2,886	57,170
Univest Corp. of Pennsylvania	400	10,580
West Bancorporation, Inc.	500	11,750
Westpac Banking Corp. (Australia)	7,290	147,199
Yamaguchi Financial Group, Inc. (Japan)	400	4,350

		25,608,238

Beverages 0.7%
Anheuser-Busch InBev SA/NV (Belgium)	1,623	141,837
Asahi Group Holdings Ltd. (Japan)	750	32,507
Boston Beer Co., Inc. (The) (Class A Stock)*	80	23,000
Carlsberg A/S (Denmark) (Class B Stock)	228	27,353
Coca-Cola Amatil Ltd. (Australia)	1,132	7,982
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	300	8,011
Coca-Cola European Partners PLC (United Kingdom)	465	21,143
Coca-Cola HBC AG (Switzerland)*	465	15,826
Davide Campari-Milano SpA (Italy)	1,387	11,783

See Notes to Financial Statements.

PGIM Balanced Fund	23

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages (cont’d.)
Diageo PLC (United Kingdom)	5,240	$185,484
Heineken Holding NV (Netherlands)	245	22,174
Heineken NV (Netherlands)	552	51,687
Kirin Holdings Co. Ltd. (Japan)	1,800	46,060
PepsiCo, Inc.	34,300	3,834,740
Pernod Ricard SA (France)	452	74,160
Remy Cointreau SA (France)	48	6,242
Suntory Beverage & Food Ltd. (Japan)	300	12,695
Treasury Wine Estates Ltd. (Australia)	1,530	19,321

		4,542,005

Biotechnology 1.7%
Acorda Therapeutics, Inc.*	6,700	131,655
AMAG Pharmaceuticals, Inc.*	1,600	32,000
Amgen, Inc.	1,100	228,019
BioSpecifics Technologies Corp.*	1,900	111,131
Catalyst Pharmaceuticals, Inc.*	2,600	9,828
Celgene Corp.*	28,700	2,568,363
CSL Ltd. (Australia)	963	140,103
Emergent BioSolutions, Inc.*	3,400	223,822
Enanta Pharmaceuticals, Inc.*	2,200	188,012
FibroGen, Inc.*	400	24,300
Genmab A/S (Denmark)*	131	20,628
Genomic Health, Inc.*	4,100	287,902
Gilead Sciences, Inc.	40,100	3,096,121
Grifols SA (Spain)	635	17,871
Halozyme Therapeutics, Inc.*	6,700	121,739
Karyopharm Therapeutics, Inc.*	1,600	27,248
Ligand Pharmaceuticals, Inc.*	750	205,868
Myriad Genetics, Inc.*	5,500	253,000
Retrophin, Inc.*	6,700	192,491
Shire PLC	1,946	117,205
Vanda Pharmaceuticals, Inc.*	11,300	259,335
Vertex Pharmaceuticals, Inc.*	12,900	2,486,346
Xencor, Inc.*	1,200	46,764

		10,789,751

Building Products 0.2%
AGC, Inc. (Japan)	380	15,714
Apogee Enterprises, Inc.	1,200	49,584
Armstrong World Industries, Inc.*	8,000	556,800
Assa Abloy AB (Sweden) (Class B Stock)	2,134	42,838
Builders FirstSource, Inc.*	3,100	45,508

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products (cont’d.)
Cie de Saint-Gobain (France)	1,061	$45,750
Continental Building Products, Inc.*	4,800	180,240
Daikin Industries Ltd. (Japan)	500	66,531
Geberit AG (Switzerland)	78	36,122
LIXIL Group Corp. (Japan)	600	11,545
NCI Building Systems, Inc.*	8,300	125,745
PGT Innovations, Inc.*	2,000	43,200
TOTO Ltd. (Japan)	350	14,477
Universal Forest Products, Inc.	5,400	190,782

		1,424,836

Capital Markets 1.2%
3i Group PLC (United Kingdom)	2,072	25,387
Ameriprise Financial, Inc.	13,400	1,978,644
Amundi SA (France), 144A	119	8,916
ASX Ltd. (Australia)	416	19,138
BrightSphere Investment Group PLC	1,200	14,880
Credit Suisse Group AG (Switzerland)*	5,443	81,458
Daiwa Securities Group, Inc. (Japan)	3,000	18,228
Deutsche Bank AG (Germany)	4,181	47,467
Deutsche Boerse AG (Germany)	411	54,980
Donnelley Financial Solutions, Inc.*	3,900	69,888
Evercore, Inc. (Class A Stock)	1,200	120,660
GAMCO Investors, Inc. (Class A Stock)	300	7,026
Goldman Sachs Group, Inc. (The)	11,700	2,623,608
Hargreaves Lansdown PLC (United Kingdom)	653	19,019
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,500	71,439
Houlihan Lokey, Inc.	3,000	134,790
INTL. FCStone, Inc.*	1,600	77,312
Invesco Ltd.	1,800	41,184
Investec PLC (South Africa)	1,426	10,040
Investment Technology Group, Inc.	900	19,494
Japan Exchange Group, Inc. (Japan)	1,100	19,135
Julius Baer Group Ltd. (Switzerland)*	477	23,723
London Stock Exchange Group PLC (United Kingdom)	667	39,863
Macquarie Group Ltd. (Australia)	689	62,602
Natixis SA (France)	2,197	14,891
Nomura Holdings, Inc. (Japan)	7,400	35,186
Partners Group Holding AG (Switzerland)	37	29,277
SBI Holdings, Inc. (Japan)	480	14,897
Schroders PLC (United Kingdom)	293	11,801
Singapore Exchange Ltd. (Singapore)	1,600	8,627
St. James’s Place PLC (United Kingdom)	1,085	16,182

See Notes to Financial Statements.

PGIM Balanced Fund	25

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
State Street Corp.	23,900	$2,002,342
UBS Group AG (Switzerland)*	8,208	128,988

		7,851,072

Chemicals 1.4%
Air Liquide SA (France)	913	119,952
Air Water, Inc. (Japan)	300	5,504
Akzo Nobel NV (Netherlands)	550	51,317
Arkema SA (France)	143	17,719
Asahi Kasei Corp. (Japan)	2,700	40,934
BASF SE (Germany)	1,956	173,756
Celanese Corp.	5,800	661,200
Chemours Co. (The)	30,400	1,198,976
Chr Hansen Holding A/S (Denmark)	211	21,385
Clariant AG (Switzerland)*	461	11,973
Covestro AG (Germany), 144A	410	33,228
Croda International PLC (United Kingdom)	272	18,425
Daicel Corp. (Japan)	600	6,958
EMS-Chemie Holding AG (Switzerland)	19	11,306
Evonik Industries AG (Germany)	357	12,752
Frutarom Industries Ltd. (Israel)	94	9,722
Givaudan SA (Switzerland)	20	49,036
Hitachi Chemical Co. Ltd. (Japan)	200	4,070
Huntsman Corp.	48,400	1,317,932
Incitec Pivot Ltd. (Australia)	3,496	10,052
Israel Chemicals Ltd. (Israel)	1,407	8,514
Johnson Matthey PLC (United Kingdom)	399	18,516
JSR Corp. (Japan)	450	8,379
K+S AG (Germany)	426	8,929
Kaneka Corp. (Japan)	100	4,617
Kansai Paint Co. Ltd. (Japan)	400	7,352
Koninklijke DSM NV (Netherlands)	383	40,469
Koppers Holdings, Inc.*	2,400	74,760
Kuraray Co. Ltd. (Japan)	700	10,501
LANXESS AG (Germany)	175	12,770
Linde AG (Germany)	396	93,275
LyondellBasell Industries NV (Class A Stock)	20,400	2,091,204
Mitsubishi Chemical Holdings Corp. (Japan)	2,700	25,765
Mitsubishi Gas Chemical Co., Inc. (Japan)	350	7,426
Mitsui Chemicals, Inc. (Japan)	400	9,980
Nippon Paint Holdings Co. Ltd. (Japan)	350	13,037
Nissan Chemical Corp. (Japan)	300	15,835
Nitto Denko Corp. (Japan)	330	24,766
Novozymes A/S (Denmark) (Class B Stock)	455	24,949

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Olin Corp.	16,000	$410,880
Orica Ltd. (Australia)	805	9,890
Sherwin-Williams Co. (The)	4,300	1,957,403
Shin-Etsu Chemical Co. Ltd. (Japan)	740	65,564
Showa Denko KK (Japan)	300	16,550
Sika AG (Switzerland)	276	40,107
Solvay SA (Belgium)	158	21,165
Stepan Co.	2,100	182,721
Sumitomo Chemical Co. Ltd. (Japan)	3,500	20,451
Symrise AG (Germany)	275	25,102
Taiyo Nippon Sanso Corp. (Japan)	300	4,487
Teijin Ltd. (Japan)	380	7,282
Toray Industries, Inc. (Japan)	3,000	22,523
Tosoh Corp. (Japan)	600	9,222
Trinseo SA	3,000	234,900
Umicore SA (Belgium)	446	24,900
Yara International ASA (Norway)	378	18,488

		9,348,876

Commercial Services & Supplies 0.1%
ACCO Brands Corp.	4,900	55,370
Babcock International Group PLC (United Kingdom)	674	6,348
Brambles Ltd. (Australia)	3,390	26,735
Dai Nippon Printing Co. Ltd. (Japan)	550	12,777
Edenred (France)	531	20,236
Ennis, Inc.	2,100	42,945
G4S PLC (United Kingdom)	3,243	10,231
Herman Miller, Inc.	1,300	49,920
Interface, Inc.	1,400	32,690
ISS A/S (Denmark)	338	11,876
Kimball International, Inc. (Class B Stock)	800	13,400
Knoll, Inc.	800	18,760
McGrath RentCorp	1,000	54,470
Park24 Co. Ltd. (Japan)	200	6,043
Quad/Graphics, Inc.	5,800	120,872
RR Donnelley & Sons Co.	4,000	21,600
Secom Co. Ltd. (Japan)	450	36,689
Securitas AB (Sweden) (Class B Stock)	701	12,197
Societe BIC SA (France)	55	5,033
Sohgo Security Services Co. Ltd. (Japan)	150	6,582
SP Plus Corp.*	1,200	43,800
Steelcase, Inc. (Class A Stock)	4,100	75,850

See Notes to Financial Statements.

PGIM Balanced Fund	27

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
Toppan Printing Co. Ltd. (Japan)	550	$8,822
UniFirst Corp.	310	53,831

		747,077

Communications Equipment 1.1%
Arista Networks, Inc.*	3,000	797,580
Cisco Systems, Inc.	102,800	5,001,220
CommScope Holding Co., Inc.*	19,300	593,668
Comtech Telecommunications Corp.	1,500	54,405
NetScout Systems, Inc.*	1,000	25,250
Nokia OYJ (Finland)	11,993	66,529
Plantronics, Inc.	3,200	192,960
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	6,543	57,839

		6,789,451

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	548	23,305
Bouygues SA (France)	467	20,170
CIMIC Group Ltd. (Australia)	227	8,422
Comfort Systems USA, Inc.	700	39,480
Eiffage SA (France)	170	18,973
EMCOR Group, Inc.	3,300	247,863
Ferrovial SA (Spain)	1,032	21,392
HOCHTIEF AG (Germany)	37	6,139
JGC Corp. (Japan)	500	11,447
Kajima Corp. (Japan)	800	11,600
KBR, Inc.	10,000	211,300
MYR Group, Inc.*	400	13,056
Obayashi Corp. (Japan)	1,500	14,183
Quanta Services, Inc.*	8,200	273,716
Shimizu Corp. (Japan)	1,200	10,930
Skanska AB (Sweden) (Class B Stock)	798	15,649
Sterling Construction Co., Inc.*	3,800	54,416
Taisei Corp. (Japan)	430	19,563
Vinci SA (France)	1,079	102,682

		1,124,286

Construction Materials 0.0%
Boral Ltd. (Australia)	2,497	12,486
CRH PLC (Ireland)	1,789	58,431
Fletcher Building Ltd. (New Zealand)*	1,717	7,427
HeidelbergCement AG (Germany)	330	25,764

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Construction Materials (cont’d.)
Imerys SA (France)	75	$5,535
James Hardie Industries PLC (Ireland)	964	14,588
LafargeHolcim Ltd. (Switzerland)*	1,034	50,897
Taiheiyo Cement Corp. (Japan)	250	7,841
United States Lime & Minerals, Inc.	300	23,685

		206,654

Consumer Finance 0.8%
Acom Co. Ltd. (Japan)	700	2,818
AEON Financial Service Co. Ltd. (Japan)	300	6,193
American Express Co.	12,500	1,331,125
Capital One Financial Corp.	24,300	2,306,799
Credit Saison Co. Ltd. (Japan)	300	4,887
Curo Group Holdings Corp.*	1,300	39,299
Discover Financial Services	5,900	451,055
Green Dot Corp. (Class A Stock)*	2,800	248,696
Navient Corp.	22,600	304,648
Nelnet, Inc. (Class A Stock)	1,500	85,755
OneMain Holdings, Inc.*	8,600	289,046

		5,070,321

Containers & Packaging 0.0%
Amcor Ltd. (Australia)	2,578	25,494
Greif, Inc. (Class A Stock)	3,600	193,176
Owens-Illinois, Inc.*	1,300	24,427
Smurfit Kappa Group PLC (Ireland)	508	20,088
Toyo Seikan Group Holdings Ltd. (Japan)	300	6,220

		269,405

Distributors 0.1%
Core-Mark Holding Co., Inc.	5,000	169,800
Jardine Cycle & Carriage Ltd. (Singapore)	200	4,680
LKQ Corp.*	5,900	186,853

		361,333

Diversified Consumer Services 0.1%
Benesse Holdings, Inc. (Japan)	150	4,267
Grand Canyon Education, Inc.*	2,700	304,560
Laureate Education, Inc. (Class A Stock)*	7,300	112,712

See Notes to Financial Statements.

PGIM Balanced Fund	29

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)
Service Corp. International	5,500	$243,100
Strategic Education, Inc.	900	123,327

		787,966

Diversified Financial Services 0.9%
AMP Ltd. (Australia)	6,215	14,315
Berkshire Hathaway, Inc. (Class B Stock)*	26,500	5,673,915
Challenger Ltd. (Australia)	1,072	8,670
Eurazeo SE (France)	117	9,213
EXOR NV (Netherlands)	227	15,184
Groupe Bruxelles Lambert SA (Belgium)	172	18,010
Industrivarden AB (Sweden) (Class C Stock)	418	9,265
Investor AB (Sweden) (Class B Stock)	970	44,761
Jefferies Financial Group, Inc.	9,800	215,208
Kinnevik AB (Sweden) (Class B Stock)	478	14,416
L E Lundbergforetagen AB (Sweden) (Class B Stock)	146	4,914
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	900	5,295
ORIX Corp. (Japan)	2,840	45,857
Pargesa Holding SA (Switzerland)	80	6,416
Standard Life Aberdeen PLC (United Kingdom)	5,710	22,697
Tokyo Century Corp. (Japan)	100	6,207
Wendel SA (France)	68	10,126

		6,124,469

Diversified Telecommunication Services 1.5%
AT&T, Inc.	149,300	5,013,494
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	3,777	4,257
BT Group PLC (United Kingdom)	17,960	52,702
Deutsche Telekom AG (Germany)	7,098	114,311
Elisa OYJ (Finland)	302	12,795
HKT Trust & HKT Ltd. (Hong Kong)	7,720	10,619
Iliad SA (France)	54	7,058
Koninklijke KPN NV (Netherlands)	6,976	18,351
Nippon Telegraph & Telephone Corp. (Japan)	1,500	67,466
Orange SA (France)	4,249	67,613
PCCW Ltd. (Hong Kong)	7,400	4,313
Proximus SADP (Belgium)	300	7,170
Singapore Telecommunications Ltd. (Singapore)	17,400	41,225
Spark New Zealand Ltd. (New Zealand)	3,547	9,523
Swisscom AG (Switzerland)	58	26,271
Telecom Italia SpA (Italy)*	26,019	15,758
Telecom Italia SpA (Italy), RSP	12,084	6,482
Telefonica Deutschland Holding AG (Germany)	1,630	6,881

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
Telefonica SA (Spain)	9,951	$78,612
Telenor ASA (Norway)	1,599	31,176
Telia Co. AB (Sweden)	5,994	27,475
Telstra Corp. Ltd. (Australia)	9,013	20,768
TPG Telecom Ltd. (Australia)	988	6,099
Verizon Communications, Inc.	76,350	4,076,327
Vonage Holdings Corp.*	12,500	177,000

		9,903,746

Electric Utilities 0.7%
AusNet Services (Australia)	3,660	4,296
Avangrid, Inc.	3,400	162,962
Chubu Electric Power Co., Inc. (Japan)	1,300	19,649
Chugoku Electric Power Co., Inc. (The) (Japan)	600	7,707
CK Infrastructure Holdings Ltd. (Hong Kong)	1,300	10,303
CLP Holdings Ltd. (Hong Kong)	3,500	40,972
EDP - Energias de Portugal SA (Portugal)	5,736	21,142
Electricite de France SA (France)	1,265	22,234
Endesa SA (Spain)	691	14,937
Enel SpA (Italy)	17,320	88,593
Eversource Energy	16,900	1,038,336
Exelon Corp.	49,600	2,165,536
Fortum OYJ (Finland)	946	23,720
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)	5,500	5,559
Iberdrola SA (Spain)	12,692	93,298
Kansai Electric Power Co., Inc. (The) (Japan)	1,500	22,602
Kyushu Electric Power Co., Inc. (Japan)	800	9,651
MGE Energy, Inc.	1,400	89,390
Orsted A/S (Denmark), 144A	403	27,388
Otter Tail Corp.	500	23,950
Portland General Electric Co.	4,800	218,928
Power Assets Holdings Ltd. (Hong Kong)	3,000	20,875
Red Electrica Corp. SA (Spain)	897	18,779
SSE PLC (United Kingdom)	2,162	32,275
Terna Rete Elettrica Nazionale SpA (Italy)	2,933	15,643
Tohoku Electric Power Co., Inc. (Japan)	900	12,205
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	3,100	15,210

		4,226,140

Electrical Equipment 0.3%
ABB Ltd. (Switzerland)	3,925	92,805
AMETEK, Inc.	16,500	1,305,480
Atkore International Group, Inc.*	8,600	228,158

See Notes to Financial Statements.

PGIM Balanced Fund	31

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
Encore Wire Corp.	500	$25,050
EnerSys	2,700	235,251
Fuji Electric Co. Ltd. (Japan)	300	12,013
Legrand SA (France)	568	41,373
Mabuchi Motor Co. Ltd. (Japan)	100	4,029
Melrose Industries PLC (United Kingdom)	10,315	26,876
Mitsubishi Electric Corp. (Japan)	3,900	53,386
Nidec Corp. (Japan)	450	64,675
OSRAM Licht AG (Germany)	196	7,756
Prysmian SpA (Italy)	529	12,294
Schneider Electric SE (France)	1,163	93,664
Siemens Gamesa Renewable Energy SA (Spain)*	605	7,647
Vestas Wind Systems A/S (Denmark)	437	29,529

		2,239,986

Electronic Equipment, Instruments & Components 0.3%
Alps Electric Co. Ltd. (Japan)	400	10,150
Anixter International, Inc.*	2,500	175,750
AVX Corp.	5,500	99,275
Benchmark Electronics, Inc.	700	16,380
CDW Corp.	7,800	693,576
ePlus, Inc.*	1,100	101,970
Hamamatsu Photonics KK (Japan)	300	11,949
Hexagon AB (Sweden) (Class B Stock)	551	32,297
Hirose Electric Co. Ltd. (Japan)	73	7,953
Hitachi High-Technologies Corp. (Japan)	150	5,159
Hitachi Ltd. (Japan)	2,140	72,669
Ingenico Group SA (France)	117	8,892
Insight Enterprises, Inc.*	3,200	173,088
Keyence Corp. (Japan)	205	119,203
Kyocera Corp. (Japan)	640	38,396
Murata Manufacturing Co. Ltd. (Japan)	380	58,343
Nippon Electric Glass Co. Ltd. (Japan)	180	5,660
Omron Corp. (Japan)	400	16,856
PC Connection, Inc.	1,200	46,668
Sanmina Corp.*	2,100	57,960
ScanSource, Inc.*	1,600	63,840
Shimadzu Corp. (Japan)	500	15,658
SYNNEX Corp.	1,400	118,580
Systemax, Inc.	300	9,882
TDK Corp. (Japan)	280	30,562
Tech Data Corp.*	1,800	128,826
Venture Corp. Ltd. (Singapore)	600	7,729

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Yaskawa Electric Corp. (Japan)	500	$14,784
Yokogawa Electric Corp. (Japan)	500	10,561

		2,152,616

Energy Equipment & Services 0.1%
Archrock, Inc.	15,800	192,760
Exterran Corp.*	3,600	95,508
John Wood Group PLC (United Kingdom)	1,443	14,519
Mammoth Energy Services, Inc.	5,000	145,500
Matrix Service Co.*	4,600	113,390
SEACOR Holdings, Inc.*	1,500	74,115
Superior Energy Services, Inc.*	22,200	216,228
Tenaris SA (Luxembourg)	966	16,163
Unit Corp.*	700	18,242

		886,425

Equity Real Estate Investment Trusts (REITs) 1.3%
American Assets Trust, Inc.	3,300	123,057
Apple Hospitality REIT, Inc.	77,200	1,350,228
Armada Hoffler Properties, Inc.	5,200	78,572
Ascendas Real Estate Investment Trust (Singapore)	5,700	11,019
Ashford Hospitality Trust, Inc.	5,000	31,950
British Land Co. PLC (The) (United Kingdom)	1,998	16,080
Brixmor Property Group, Inc.	21,400	374,714
CapitaLand Commercial Trust (Singapore)	5,464	7,122
CapitaLand Mall Trust (Singapore)	4,700	7,632
Chesapeake Lodging Trust	6,600	211,662
CoreCivic, Inc.	28,200	686,106
Covivio (France)	91	9,482
Daiwa House REIT Investment Corp. (Japan)	4	9,145
Dexus (Australia)	2,223	16,994
DiamondRock Hospitality Co.	18,000	210,060
Empire State Realty Trust, Inc. (Class A Stock)	15,500	257,455
Franklin Street Properties Corp.	15,800	126,242
Gaming & Leisure Properties, Inc.	16,500	581,625
Gecina SA (France)	97	16,224
GEO Group, Inc. (The)	9,100	228,956
Gladstone Commercial Corp.	2,300	44,045
Goodman Group (Australia)	3,451	25,894
GPT Group (The) (Australia)	3,611	13,614
Hammerson PLC (United Kingdom)	1,610	9,561
Host Hotels & Resorts, Inc.	87,200	1,839,920
ICADE (France)	67	6,204

See Notes to Financial Statements.

PGIM Balanced Fund	33

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
InfraREIT, Inc.	1,300	$27,495
Japan Prime Realty Investment Corp. (Japan)	2	7,125
Japan Real Estate Investment Corp. (Japan)	3	15,729
Japan Retail Fund Investment Corp. (Japan)	6	10,886
Klepierre SA (France)	445	15,766
Land Securities Group PLC (United Kingdom)	1,579	18,164
Lexington Realty Trust	3,000	24,900
Link REIT (Hong Kong)	4,500	44,231
Mirvac Group (Australia)	8,115	14,150
Nippon Building Fund, Inc. (Japan)	3	17,339
Nippon Prologis REIT, Inc. (Japan)	4	7,922
Nomura Real Estate Master Fund, Inc. (Japan)	8	10,927
Park Hotels & Resorts, Inc.	22,300	731,886
Piedmont Office Realty Trust, Inc. (Class A Stock)	5,200	98,436
RLJ Lodging Trust	600	13,218
Ryman Hospitality Properties, Inc.	2,700	232,659
Scentre Group (Australia)	11,338	32,570
Segro PLC (United Kingdom), REIT	2,163	17,974
Spirit MTA REIT	6,230	71,770
Spirit Realty Capital, Inc.	69,100	556,946
Stockland (Australia)	5,291	15,906
Suntec Real Estate Investment Trust (Singapore)	5,100	7,209
Tier REIT, Inc.	2,600	62,660
Unibail-Rodamco-Westfield (France)	294	59,173
United Urban Investment Corp. (Japan)	6	9,424
Urstadt Biddle Properties, Inc. (Class A Stock)	1,100	23,419
Vicinity Centres (Australia)	6,933	13,167
Xenia Hotels & Resorts, Inc.	9,400	222,780

		8,677,394

Food & Staples Retailing 0.5%
Aeon Co. Ltd. (Japan)	1,300	31,303
Carrefour SA (France)	1,237	23,691
Casino Guichard Perrachon SA (France)	107	4,497
Colruyt SA (Belgium)	134	7,553
Dairy Farm International Holdings Ltd. (Hong Kong)	800	7,204
FamilyMart UNY Holdings Co. Ltd. (Japan)	160	16,655
ICA Gruppen AB (Sweden)	166	5,264
Ingles Markets, Inc. (Class A Stock)	2,200	75,350
J Sainsbury PLC (United Kingdom)	3,615	15,151
Jeronimo Martins SGPS SA (Portugal)	494	7,254
Koninklijke Ahold Delhaize NV (Netherlands)	2,655	60,686
Kroger Co. (The)	15,900	462,849
Lawson, Inc. (Japan)	100	6,084

See Notes to Financial Statements.

34

Description	Shares	Value
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
METRO AG (Germany)	337	$5,274
Seven & i Holdings Co. Ltd. (Japan)	1,600	71,223
Sundrug Co. Ltd. (Japan)	150	5,338
Tesco PLC (United Kingdom)	20,834	65,149
Tsuruha Holdings, Inc. (Japan)	80	9,847
Village Super Market, Inc. (Class A Stock)	900	24,480
Walgreens Boots Alliance, Inc.	12,200	889,380
Walmart, Inc.	10,900	1,023,619
Wesfarmers Ltd. (Australia)	2,415	86,936
WM Morrison Supermarkets PLC (United Kingdom)	4,764	16,090
Woolworths Group Ltd. (Australia)	2,797	56,712

		2,977,589

Food Products 0.8%
a2 Milk Co. Ltd. (New Zealand)*	1,482	11,054
Ajinomoto Co., Inc. (Japan)	1,000	17,155
Archer-Daniels-Midland Co.	42,700	2,146,529
Associated British Foods PLC (United Kingdom)	759	22,633
Barry Callebaut AG (Switzerland)	5	9,437
Calbee, Inc. (Japan)	150	4,932
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	3	20,997
Danone SA (France)	1,311	101,499
Darling Ingredients, Inc.*	4,100	79,212
Golden Agri-Resources Ltd. (Singapore)	13,000	2,372
John B Sanfilippo & Son, Inc.	500	35,690
Kerry Group PLC (Ireland) (Class A Stock)	351	38,780
Kikkoman Corp. (Japan)	300	17,849
Marine Harvest ASA (Norway)	887	20,514
MEIJI Holdings Co. Ltd. (Japan)	250	16,784
Mondelez International, Inc. (Class A Stock)	15,000	644,400
Nestle SA (Switzerland)	6,652	554,106
NH Foods Ltd. (Japan)	150	5,534
Nisshin Seifun Group, Inc. (Japan)	405	8,873
Nissin Foods Holdings Co. Ltd. (Japan)	100	6,873
Orkla ASA (Norway)	1,720	14,505
Pilgrim’s Pride Corp.*	5,200	94,068
Toyo Suisan Kaisha Ltd. (Japan)	200	7,747
Tyson Foods, Inc. (Class A Stock)	18,300	1,089,399
WH Group Ltd. (Hong Kong), 144A	20,500	14,419
Wilmar International Ltd. (Singapore)	4,500	10,598
Yakult Honsha Co. Ltd. (Japan)	200	16,378
Yamazaki Baking Co. Ltd. (Japan)	300	6,005

		5,018,342

See Notes to Financial Statements.

PGIM Balanced Fund	35

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Gas Utilities 0.2%
APA Group (Australia)	2,395	$17,258
Chesapeake Utilities Corp.	1,300	109,070
Hong Kong & China Gas Co. Ltd. (Hong Kong)	19,237	38,132
Naturgy Energy Group SA (Spain)	734	20,011
Osaka Gas Co. Ltd. (Japan)	800	15,616
Southwest Gas Holdings, Inc.	1,100	86,933
Toho Gas Co. Ltd. (Japan)	160	6,092
Tokyo Gas Co. Ltd. (Japan)	900	22,145
UGI Corp.	14,800	821,104

		1,136,361

Health Care Equipment & Supplies 2.4%
Abbott Laboratories	49,500	3,631,320
AngioDynamics, Inc.*	4,500	97,830
Atrion Corp.	100	69,480
Baxter International, Inc.	24,500	1,888,705
BioMerieux (France)	82	6,826
Boston Scientific Corp.*	12,500	481,250
Cochlear Ltd. (Australia)	117	16,966
Coloplast A/S (Denmark) (Class B Stock)	253	25,838
CONMED Corp.	2,900	229,738
ConvaTec Group PLC (United Kingdom), 144A	2,704	8,186
CYBERDYNE, Inc. (Japan)*	200	1,579
Danaher Corp.	25,200	2,738,232
Essilor International Cie Generale d’Optique SA (France)	443	65,491
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	1,324	13,168
Haemonetics Corp.*	2,300	263,534
Hoya Corp. (Japan)	850	50,523
IDEXX Laboratories, Inc.*	8,100	2,022,246
Inogen, Inc.*	950	231,914
Integer Holdings Corp.*	3,200	265,440
Intuitive Surgical, Inc.*	2,400	1,377,600
Koninklijke Philips NV (Netherlands)	2,004	91,097
LivaNova PLC*	1,500	185,955
Medtronic PLC	10,700	1,052,559
Meridian Bioscience, Inc.	4,600	68,540
Olympus Corp. (Japan)	580	22,538
Siemens Healthineers AG (Germany), 144A*	350	15,370
Smith & Nephew PLC (United Kingdom)	1,862	33,961
Sonova Holding AG (Switzerland)	119	23,535
Straumann Holding AG (Switzerland)	24	18,021
Stryker Corp.	1,200	213,216
Sysmex Corp. (Japan)	330	28,412
Terumo Corp. (Japan)	650	38,500

See Notes to Financial Statements.

36

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Varex Imaging Corp.*	500	$14,330
William Demant Holding A/S (Denmark)*	207	7,771

		15,299,671

Health Care Providers & Services 1.7%
Alfresa Holdings Corp. (Japan)	400	10,701
CVS Health Corp.	23,500	1,849,920
Fresenius Medical Care AG & Co. KGaA (Germany)	459	47,067
Fresenius SE & Co. KGaA (Germany)	886	64,931
HCA Healthcare, Inc.	12,600	1,752,912
HealthEquity, Inc.*	1,900	179,379
Healthscope Ltd. (Australia)	3,777	5,721
Humana, Inc.	2,200	744,744
Magellan Health, Inc.*	2,000	144,100
Mediclinic International PLC (South Africa)	668	3,725
Medipal Holdings Corp. (Japan)	400	8,344
National HealthCare Corp.	900	67,833
NMC Health PLC (United Arab Emirates)	211	9,324
Providence Service Corp. (The)*	2,000	134,560
Ramsay Health Care Ltd. (Australia)	300	11,905
Ryman Healthcare Ltd. (New Zealand)	852	7,912
Select Medical Holdings Corp.*	7,900	145,360
Sonic Healthcare Ltd. (Australia)	842	15,152
Suzuken Co. Ltd. (Japan)	165	7,820
Tenet Healthcare Corp.*	6,700	190,682
UnitedHealth Group, Inc.	20,500	5,453,820

		10,855,912

Health Care Technology 0.1%
HealthStream, Inc.	2,700	83,727
HMS Holdings Corp.*	6,300	206,703
M3, Inc. (Japan)	900	20,392

		310,822

Hotels, Restaurants & Leisure 0.6%
Accor SA (France)	397	20,363
Aristocrat Leisure Ltd. (Australia)	1,224	25,151
Biglari Holdings, Inc. (Class B Stock)*	170	30,829
BJ’s Restaurants, Inc.	300	21,660
Bloomin’ Brands, Inc.	9,900	195,921
Bojangles’, Inc.*	1,200	18,840
Brinker International, Inc.	500	23,365

See Notes to Financial Statements.

PGIM Balanced Fund	37

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Carnival PLC	373	$23,186
Carrols Restaurant Group, Inc.*	4,300	62,780
Churchill Downs, Inc.	690	191,613
Compass Group PLC (United Kingdom)	3,372	74,911
Crown Resorts Ltd. (Australia)	735	7,265
Del Frisco’s Restaurant Group, Inc.*	3,500	29,050
Del Taco Restaurants, Inc.*	1,900	22,439
Domino’s Pizza Enterprises Ltd. (Australia)	109	4,181
Drive Shack, Inc.*	1,800	10,728
Extended Stay America, Inc., UTS	10,100	204,323
Flight Centre Travel Group Ltd. (Australia)	111	4,259
Galaxy Entertainment Group Ltd. (Hong Kong)	5,400	34,213
Genting Singapore Ltd. (Singapore)	12,000	9,327
GVC Holdings PLC (United Kingdom)	1,169	13,994
Hilton Grand Vacations, Inc.*	15,000	496,500
InterContinental Hotels Group PLC (United Kingdom)	378	23,523
Jack in the Box, Inc.	1,100	92,213
Las Vegas Sands Corp.	21,900	1,299,327
Marcus Corp. (The)	600	25,230
Marriott International, Inc. (Class A Stock)	3,300	435,699
McDonald’s Holdings Co. Japan Ltd. (Japan)	100	4,393
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR	538	11,379
Merlin Entertainments PLC (United Kingdom), 144A	1,793	9,358
MGM China Holdings Ltd. (Macau)	2,400	3,801
Monarch Casino & Resort, Inc.*	200	9,090
Oriental Land Co. Ltd. (Japan)	410	42,879
Paddy Power Betfair PLC (Ireland)	194	16,551
Penn National Gaming, Inc.*	1,000	32,920
Sands China Ltd. (Macau)	5,200	23,523
Shangri-La Asia Ltd. (Hong Kong)	4,000	5,958
SJM Holdings Ltd. (Macau)	4,000	3,698
Sodexo SA (France)	193	20,428
Tabcorp Holdings Ltd. (Australia)	4,066	14,314
TUI AG (Germany)	938	17,986
Whitbread PLC (United Kingdom)	391	24,034
Wynn Macau Ltd. (Macau)	3,300	7,588
Yum! Brands, Inc.	5,700	518,187

		4,166,977

Household Durables 0.2%
Barratt Developments PLC (United Kingdom)	2,131	15,748
Berkeley Group Holdings PLC (United Kingdom)	259	12,405
Casio Computer Co. Ltd. (Japan)	400	6,533
Cavco Industries, Inc.*	500	126,500

See Notes to Financial Statements.

38

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Electrolux AB (Sweden) (Class B Stock)	571	$12,573
Husqvarna AB (Sweden) (Class B Stock)	847	7,203
Iida Group Holdings Co. Ltd. (Japan)	300	5,329
KB Home	7,300	174,543
LGI Homes, Inc.*	900	42,696
Meritage Homes Corp.*	4,600	183,540
New Home Co., Inc. (The)*	1,700	13,702
Nikon Corp. (Japan)	700	13,146
Panasonic Corp. (Japan)	4,700	54,534
Persimmon PLC (United Kingdom)	658	20,293
Rinnai Corp. (Japan)	70	5,328
SEB SA (France)	55	9,354
Sekisui Chemical Co. Ltd. (Japan)	800	14,741
Sekisui House Ltd. (Japan)	1,300	19,789
Sharp Corp. (Japan)	380	7,713
Sony Corp. (Japan)	2,700	165,622
Taylor Wimpey PLC (United Kingdom)	6,977	15,629
Techtronic Industries Co. Ltd. (Hong Kong)	3,000	19,264
TRI Pointe Group, Inc.*	9,300	115,320
William Lyon Homes (Class A Stock)*	3,600	57,204

		1,118,709

Household Products 0.6%
Central Garden & Pet Co. (Class A Stock)*	700	23,198
Essity AB (Sweden) (Class B Stock)	1,291	32,434
Henkel AG & Co. KGaA (Germany)	222	23,560
Lion Corp. (Japan)	500	11,089
Procter & Gamble Co. (The)	40,275	3,352,088
Reckitt Benckiser Group PLC (United Kingdom)	1,425	130,134
Unicharm Corp. (Japan)	900	29,795

		3,602,298

Independent Power & Renewable Electricity Producers 0.5%
AES Corp.	98,800	1,383,200
Clearway Energy, Inc. (Class A Stock)	1,800	34,272
Electric Power Development Co. Ltd. (Japan)	300	8,294
Meridian Energy Ltd. (New Zealand)	2,404	5,236
NRG Energy, Inc.	40,000	1,496,000
Uniper SE (Germany)	467	14,330

		2,941,332

See Notes to Financial Statements.

PGIM Balanced Fund	39

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Industrial Conglomerates 1.0%
CK Hutchison Holdings Ltd. (Hong Kong)	5,857	$67,504
DCC PLC (United Kingdom)	190	17,236
General Electric Co.	231,800	2,617,022
Honeywell International, Inc.	20,900	3,477,760
Jardine Matheson Holdings Ltd. (Hong Kong)	500	31,381
Jardine Strategic Holdings Ltd. (Hong Kong)	500	18,182
Keihan Holdings Co. Ltd. (Japan)	200	7,632
Keppel Corp. Ltd. (Singapore)	2,900	14,764
NWS Holdings Ltd. (Hong Kong)	2,900	5,742
Seibu Holdings, Inc. (Japan)	500	8,985
Sembcorp Industries Ltd. (Singapore)	2,300	5,195
Siemens AG (Germany)	1,629	208,291
Smiths Group PLC (United Kingdom)	843	16,411
Toshiba Corp. (Japan)*	1,370	39,649

		6,535,754

Insurance 1.2%
Admiral Group PLC (United Kingdom)	447	12,116
Aegon NV (Netherlands)	4,095	26,543
Ageas (Belgium)	416	22,375
AIA Group Ltd. (Hong Kong)	25,700	229,985
Allianz SE (Germany)	938	208,718
Allstate Corp. (The)	20,800	2,052,960
Assicurazioni Generali SpA (Italy)	2,500	43,068
Aviva PLC (United Kingdom)	8,522	54,432
AXA SA (France)	4,133	111,303
Baloise Holding AG (Switzerland)	105	15,969
CNA Financial Corp.	400	18,260
CNO Financial Group, Inc.	7,800	165,516
CNP Assurances (France)	354	8,521
Dai-ichi Life Holdings, Inc. (Japan)	2,327	48,346
Direct Line Insurance Group PLC (United Kingdom)	2,971	12,541
FBL Financial Group, Inc. (Class A Stock)	400	30,100
FedNat Holding Co.	600	15,288
First American Financial Corp.	4,700	242,473
Genworth Financial, Inc. (Class A Stock)*	37,800	157,626
Gjensidige Forsikring ASA (Norway)	423	7,115
Hannover Rueck SE (Germany)	137	19,313
Hanover Insurance Group, Inc. (The)	200	24,674
Insurance Australia Group Ltd. (Australia)	5,042	26,652
Japan Post Holdings Co. Ltd. (Japan)	3,400	40,452
Legal & General Group PLC (United Kingdom)	12,690	43,354
Loews Corp.	5,300	266,219
Mapfre SA (Spain)	2,259	7,075

See Notes to Financial Statements.

40

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Medibank Private Ltd. (Australia)	5,681	$11,939
MetLife, Inc.	49,200	2,298,624
MS&AD Insurance Group Holdings, Inc. (Japan)	990	32,984
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	318	70,399
National General Holdings Corp.	7,600	203,984
National Western Life Group, Inc. (Class A Stock)	110	35,112
Navigators Group, Inc. (The)	800	55,280
NN Group NV (Netherlands)	632	28,160
Old Republic International Corp.	11,000	246,180
Poste Italiane SpA (Italy), 144A	1,058	8,435
Protective Insurance Corp. (Class B Stock)	800	18,360
Prudential PLC (United Kingdom)	5,519	126,609
QBE Insurance Group Ltd. (Australia)	2,888	23,240
RSA Insurance Group PLC (United Kingdom)	2,222	16,634
Sampo OYJ (Finland) (Class A Stock)	944	48,906
SCOR SE (France)	362	16,791
Sompo Holdings, Inc. (Japan)	695	29,577
Sony Financial Holdings, Inc. (Japan)	400	8,793
Suncorp Group Ltd. (Australia)	2,765	28,878
Swiss Life Holding AG (Switzerland)*	73	27,626
Swiss Re AG (Switzerland)	670	61,799
T&D Holdings, Inc. (Japan)	1,200	19,756
Tokio Marine Holdings, Inc. (Japan)	1,470	72,762
Tryg A/S (Denmark)	242	6,019
Zurich Insurance Group AG (Switzerland)	322	101,570

		7,509,411

Internet & Direct Marketing Retail 1.9%
1-800-Flowers.com, Inc. (Class A Stock)*	4,200	49,560
Amazon.com, Inc.*	5,250	10,515,750
Booking Holdings, Inc.*	260	515,840
Nutrisystem, Inc.	900	33,345
Qurate Retail, Inc.*	48,500	1,077,185
Rakuten, Inc. (Japan)	1,910	14,640
Zalando SE (Germany), 144A*	238	9,239
ZOZO, Inc. (Japan)	500	15,100

		12,230,659

Internet Software & Services 3.1%
Alphabet, Inc. (Class A Stock)*	4,000	4,828,320
Alphabet, Inc. (Class C Stock)*	5,515	6,581,987
Auto Trader Group PLC (United Kingdom), 144A	1,940	11,298

See Notes to Financial Statements.

PGIM Balanced Fund	41

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
Blucora, Inc.*	5,800	$233,450
Brightcove, Inc.*	3,500	29,400
Care.com, Inc.*	3,100	68,541
Delivery Hero SE (Germany), 144A*	186	8,939
DeNA Co. Ltd. (Japan)	200	3,523
eBay, Inc.*	10,500	346,710
Endurance International Group Holdings, Inc.*	12,500	110,000
Envestnet, Inc.*	3,500	213,325
Facebook, Inc. (Class A Stock)*	31,000	5,098,260
Kakaku.com, Inc. (Japan)	300	5,859
REA Group Ltd. (Australia)	112	6,951
SPS Commerce, Inc.*	2,800	277,872
TechTarget, Inc.*	1,800	34,956
Travelzoo*	1,400	16,590
United Internet AG (Germany)	254	11,996
VeriSign, Inc.*	11,200	1,793,344
XO Group, Inc.*	5,000	172,400
Yahoo Japan Corp. (Japan)	6,056	21,776
Yelp, Inc.*	5,600	275,520

		20,151,017

IT Services 2.2%
Accenture PLC (Class A Stock)	10,100	1,719,020
Amadeus IT Group SA (Spain)	934	86,668
Atos SE (France)	198	23,544
Automatic Data Processing, Inc.	15,900	2,395,494
Booz Allen Hamilton Holding Corp.	1,300	64,519
CACI International, Inc. (Class A Stock)*	1,500	276,225
Capgemini SE (France)	350	44,023
Cognizant Technology Solutions Corp. (Class A Stock)	32,000	2,468,800
Computershare Ltd. (Australia)	941	13,545
DXC Technology Co.	21,800	2,038,736
Fidelity National Information Services, Inc.	1,400	152,698
Fujitsu Ltd. (Japan)	380	26,996
MAXIMUS, Inc.	1,700	110,602
Nomura Research Institute Ltd. (Japan)	202	10,193
NTT Data Corp. (Japan)	1,345	18,616
Obic Co. Ltd. (Japan)	140	13,241
Otsuka Corp. (Japan)	220	8,207
Science Applications International Corp.	600	48,360
Sykes Enterprises, Inc.*	2,100	64,029
Travelport Worldwide Ltd.	6,800	114,716
Virtusa Corp.*	2,200	118,162

See Notes to Financial Statements.

42

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
Visa, Inc. (Class A Stock)	31,200	$4,682,808
Wirecard AG (Germany)	250	54,371

		14,553,573

Leisure Products 0.1%
Bandai Namco Holdings, Inc. (Japan)	500	19,424
Johnson Outdoors, Inc. (Class A Stock)	1,000	92,990
MCBC Holdings, Inc.*	2,300	82,524
Sankyo Co. Ltd. (Japan)	50	1,956
Sega Sammy Holdings, Inc. (Japan)	400	5,889
Shimano, Inc. (Japan)	150	24,167
Vista Outdoor, Inc.*	10,600	189,634
Yamaha Corp. (Japan)	300	15,895

		432,479

Life Sciences Tools & Services 0.9%
Eurofins Scientific SE (Luxembourg)	27	15,319
Illumina, Inc.*	8,800	3,230,128
Lonza Group AG (Switzerland)*	159	54,153
Medpace Holdings, Inc.*	4,100	245,631
QIAGEN NV*	463	17,538
Thermo Fisher Scientific, Inc.	9,800	2,391,984

		5,954,753

Machinery 1.3%
Alfa Laval AB (Sweden)	631	17,082
Alstom SA (France)	324	14,462
Altra Industrial Motion Corp.	600	24,780
Amada Holdings Co. Ltd. (Japan)	700	7,466
ANDRITZ AG (Austria)	139	8,108
Atlas Copco AB (Sweden) (Class A Stock)	1,430	41,177
Atlas Copco AB (Sweden) (Class B Stock)	831	22,162
Caterpillar, Inc.	19,700	3,004,053
CNH Industrial NV (United Kingdom)	2,168	25,920
Cummins, Inc.	12,300	1,796,661
Daifuku Co. Ltd. (Japan)	220	11,191
Epiroc AB (Sweden) (Class A Stock)*	1,556	17,393
Epiroc AB (Sweden) (Class B Stock)*	789	8,110
FANUC Corp. (Japan)	410	77,087
Federal Signal Corp.	3,400	91,052
GEA Group AG (Germany)	369	13,113
Global Brass & Copper Holdings, Inc.	4,900	180,810

See Notes to Financial Statements.

PGIM Balanced Fund	43

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Gorman-Rupp Co. (The)	300	$10,950
Harsco Corp.*	9,000	256,950
Hillenbrand, Inc.	200	10,460
Hino Motors Ltd. (Japan)	500	5,469
Hitachi Construction Machinery Co. Ltd. (Japan)	300	10,019
Hoshizaki Corp. (Japan)	120	12,418
IHI Corp. (Japan)	320	12,111
JTEKT Corp. (Japan)	400	5,843
Kawasaki Heavy Industries Ltd. (Japan)	260	7,323
KION Group AG (Germany)	140	8,599
Komatsu Ltd. (Japan)	2,000	60,862
Kone OYJ (Finland) (Class B Stock)	722	38,523
Kubota Corp. (Japan)	2,100	35,715
Kurita Water Industries Ltd. (Japan)	200	5,824
Makita Corp. (Japan)	450	22,552
MAN SE (Germany)	86	9,347
Metso OYJ (Finland)	227	8,031
Milacron Holdings Corp.*	9,100	184,275
MINEBEA MITSUMI, Inc. (Japan)	800	14,476
MISUMI Group, Inc. (Japan)	600	15,517
Mitsubishi Heavy Industries Ltd. (Japan)	600	23,162
Mueller Industries, Inc.	400	11,592
Nabtesco Corp. (Japan)	300	7,955
NGK Insulators Ltd. (Japan)	600	9,888
NSK Ltd. (Japan)	800	9,152
PACCAR, Inc.	12,500	852,375
Pentair PLC (United Kingdom)	12,100	524,535
Rexnord Corp.*	700	21,560
Sandvik AB (Sweden)	2,404	42,595
Schindler Holding AG (Switzerland)	49	11,804
Schindler Holding AG (Switzerland), (Part. Cert.)	87	21,638
SKF AB (Sweden) (Class B Stock)	776	15,293
SMC Corp. (Japan)	120	38,344
SPX FLOW, Inc.*	3,200	166,400
Sumitomo Heavy Industries Ltd. (Japan)	240	8,558
THK Co. Ltd. (Japan)	250	6,332
TriMas Corp.*	800	24,320
Trinity Industries, Inc.	8,500	311,440
Volvo AB (Sweden) (Class B Stock)	3,335	58,842
Wabash National Corp.	2,200	40,106
Wartsila OYJ Abp (Finland)	945	18,393
Weir Group PLC (The) (United Kingdom)	485	11,161
Yangzijiang Shipbuilding Holdings Ltd. (China)	4,800	4,350

		8,335,686

See Notes to Financial Statements.

44

Description	Shares	Value
COMMON STOCKS (Continued)

Marine 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	8	$10,483
AP Moller - Maersk A/S (Denmark) (Class B Stock)	14	19,622
Kuehne + Nagel International AG (Switzerland)	125	19,763
Mitsui OSK Lines Ltd. (Japan)	220	6,415
Nippon Yusen KK (Japan)	290	5,457

		61,740

Media 1.1%
Axel Springer SE (Germany)	94	6,316
Cable One, Inc.	200	176,722
Comcast Corp. (Class A Stock)	107,600	3,810,116
CyberAgent, Inc. (Japan)	250	13,308
Dentsu, Inc. (Japan)	500	23,213
Eutelsat Communications SA (France)	377	8,919
Hakuhodo DY Holdings, Inc. (Japan)	460	8,070
Informa PLC (United Kingdom)	2,664	26,462
ITV PLC (United Kingdom)	7,715	15,870
JCDecaux SA (France)	176	6,432
News Corp. (Class A Stock)	78,500	1,035,415
Pearson PLC (United Kingdom)	1,784	20,640
ProSiebenSat.1 Media SE (Germany)	540	14,057
Publicis Groupe SA (France)	442	26,377
RTL Group SA (Luxembourg)	99	7,059
Schibsted ASA (Norway) (Class B Stock)	259	8,958
SES SA (Luxembourg)	842	18,531
Sinclair Broadcast Group, Inc. (Class A Stock)	1,200	34,020
Singapore Press Holdings Ltd. (Singapore)	3,000	6,292
Sky PLC (United Kingdom)	2,196	49,535
TEGNA, Inc.	49,800	595,608
Telenet Group Holding NV (Belgium)*	110	6,058
Toho Co. Ltd. (Japan)	200	6,267
Tribune Media Co. (Class A Stock)	8,300	318,969
tronc, Inc.*	2,000	32,660
Viacom, Inc. (Class B Stock)	23,700	800,112
Vivendi SA (France)	2,215	56,990
WideOpenWest, Inc.*	1,400	15,694
WPP PLC (United Kingdom)	2,690	39,394

		7,188,064

Metals & Mining 0.7%
Alumina Ltd. (Australia)	5,441	10,901
Anglo American PLC (South Africa)	2,244	50,224
Antofagasta PLC (Chile)	866	9,637

See Notes to Financial Statements.

PGIM Balanced Fund	45

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
ArcelorMittal (Luxembourg)	1,415	$43,648
BHP Billiton Ltd. (Australia)	7,016	176,081
BHP Billiton PLC (Australia)	4,498	98,012
BlueScope Steel Ltd. (Australia)	1,112	13,683
Boliden AB (Sweden)	582	16,193
Commercial Metals Co.	800	16,416
Fortescue Metals Group Ltd. (Australia)	3,315	9,408
Freeport-McMoRan, Inc.	130,300	1,813,776
Fresnillo PLC (Mexico)	403	4,316
Glencore PLC (Switzerland)*	24,575	105,957
Hitachi Metals Ltd. (Japan)	400	4,947
JFE Holdings, Inc. (Japan)	1,100	25,236
Kobe Steel Ltd. (Japan)	610	5,418
Maruichi Steel Tube Ltd. (Japan)	100	3,258
Materion Corp.	2,800	169,400
Mitsubishi Materials Corp. (Japan)	210	6,270
Newcrest Mining Ltd. (Australia)	1,601	22,533
Nippon Steel & Sumitomo Metal Corp. (Japan)	1,617	34,213
Norsk Hydro ASA (Norway)	2,864	17,162
Nucor Corp.	9,400	596,430
Olympic Steel, Inc.	1,700	35,479
Randgold Resources Ltd. (United Kingdom)	201	14,258
Rio Tinto Ltd. (Australia)	878	49,873
Rio Tinto PLC (Australia)	2,529	127,413
Ryerson Holding Corp.*	3,200	36,160
South32 Ltd. (Australia)	10,921	30,834
Steel Dynamics, Inc.	11,900	537,761
Sumitomo Metal Mining Co. Ltd. (Japan)	500	17,486
SunCoke Energy, Inc.*	10,500	122,010
thyssenkrupp AG (Germany)	928	23,386
voestalpine AG (Austria)	244	11,163

		4,258,942

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Exantas Capital Corp.	5,450	59,841
Ladder Capital Corp.	12,600	213,444
Two Harbors Investment Corp.	11,600	173,188
Western Asset Mortgage Capital Corp.	8,600	86,172

		532,645

Multiline Retail 0.6%
Don Quijote Holdings Co. Ltd. (Japan)	300	15,200
Harvey Norman Holdings Ltd. (Australia)	1,203	3,059

See Notes to Financial Statements.

46

Description	Shares	Value
COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
Isetan Mitsukoshi Holdings Ltd. (Japan)	700	$8,589
J Front Retailing Co. Ltd. (Japan)	450	6,978
Kohl’s Corp.	24,800	1,848,840
Macy’s, Inc.	53,400	1,854,582
Marks & Spencer Group PLC (United Kingdom)	3,589	13,487
Marui Group Co. Ltd. (Japan)	400	9,869
Next PLC (United Kingdom)	316	22,608
Nordstrom, Inc.	3,800	227,278
Ryohin Keikaku Co. Ltd. (Japan)	50	14,900
Takashimaya Co. Ltd. (Japan)	300	5,067

		4,030,457

Multi-Utilities 0.2%
AGL Energy Ltd. (Australia)	1,436	20,231
CenterPoint Energy, Inc.	11,700	323,505
Centrica PLC (United Kingdom)	11,946	24,169
E.ON SE (Germany)	4,687	47,822
Engie SA (France)	3,890	57,229
Innogy SE (Germany), 144A	282	12,588
MDU Resources Group, Inc.	31,700	814,373
National Grid PLC (United Kingdom)	7,147	73,656
NorthWestern Corp.	2,200	129,052
RWE AG (Germany)	1,080	26,737
Suez (France)	794	11,283
Veolia Environnement SA (France)	1,140	22,758

		1,563,403

Oil, Gas & Consumable Fuels 3.3%
Adams Resources & Energy, Inc.	300	12,738
Aker BP ASA (Norway)	219	9,252
Anadarko Petroleum Corp.	38,300	2,581,803
BP PLC (United Kingdom)	42,508	325,558
Caltex Australia Ltd. (Australia)	578	12,490
Chevron Corp.	8,900	1,088,292
ConocoPhillips	45,600	3,529,440
CONSOL Energy, Inc.*	1,500	61,215
Continental Resources, Inc.*	22,800	1,556,784
Delek US Holdings, Inc.	2,800	118,804
Enagas SA (Spain)	479	12,918
Eni SpA (Italy)	5,417	102,250
Equinor ASA (Norway)	2,488	70,042
Evolution Petroleum Corp.	3,100	34,255
Exxon Mobil Corp.	16,054	1,364,911

See Notes to Financial Statements.

PGIM Balanced Fund	47

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Galp Energia SGPS SA (Portugal)	1,079	$21,403
Hess Corp.	17,800	1,274,124
Idemitsu Kosan Co. Ltd. (Japan)	300	15,840
Inpex Corp. (Japan)	2,281	28,408
JXTG Holdings, Inc. (Japan)	6,885	51,947
Koninklijke Vopak NV (Netherlands)	138	6,792
Laredo Petroleum, Inc.*	17,200	140,524
Lundin Petroleum AB (Sweden)	399	15,241
Marathon Petroleum Corp.	27,200	2,175,184
Neste OYJ (Finland)	273	22,489
Occidental Petroleum Corp.	1,100	90,387
Oil Search Ltd. (Australia)	2,929	19,095
OMV AG (Austria)	314	17,640
Origin Energy Ltd. (Australia)*	3,746	22,358
Par Pacific Holdings, Inc.*	1,300	26,520
Peabody Energy Corp.	2,800	99,792
Phillips 66	20,900	2,355,848
Repsol SA (Spain)	2,900	57,632
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	9,853	337,944
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	7,976	278,812
Santos Ltd. (Australia)	3,771	19,770
Showa Shell Sekiyu KK (Japan)	400	8,471
Snam SpA (Italy)	4,630	19,283
Talos Energy, Inc.*	600	19,692
TOTAL SA (France)	5,128	331,857
Valero Energy Corp.	21,500	2,445,625
WildHorse Resource Development Corp.*	7,100	167,844
Woodside Petroleum Ltd. (Australia)	1,994	55,647
World Fuel Services Corp.	8,600	238,048

		21,244,969

Paper & Forest Products 0.0%
Louisiana-Pacific Corp.	6,600	174,834
Mondi PLC (United Kingdom)	822	22,543
Oji Holdings Corp. (Japan)	1,500	10,876
Stora Enso OYJ (Finland) (Class R Stock)	1,173	22,498
UPM-Kymmene OYJ (Finland)	1,137	44,588

		275,339

Personal Products 0.3%
Beiersdorf AG (Germany)	215	24,238
Herbalife Nutrition Ltd.*	16,700	910,985
Kao Corp. (Japan)	1,100	88,829

See Notes to Financial Statements.

48

Description	Shares	Value
COMMON STOCKS (Continued)

Personal Products (cont’d.)
Kobayashi Pharmaceutical Co. Ltd. (Japan)	100	$7,353
Kose Corp. (Japan)	80	15,237
L’Oreal SA (France)	538	129,626
Medifast, Inc.	910	201,610
Pola Orbis Holdings, Inc. (Japan)	200	7,298
Shiseido Co. Ltd. (Japan)	850	66,007
Unilever NV (United Kingdom), CVA	3,286	182,624
Unilever PLC (United Kingdom)	2,600	142,822
USANA Health Sciences, Inc.*	1,200	144,660

		1,921,289

Pharmaceuticals 2.9%
Allergan PLC	13,600	2,590,528
Astellas Pharma, Inc. (Japan)	4,000	69,805
AstraZeneca PLC (United Kingdom)	2,697	210,029
Bayer AG (Germany)	1,986	175,786
Bristol-Myers Squibb Co.	12,900	800,832
Chugai Pharmaceutical Co. Ltd. (Japan)	450	28,888
Daiichi Sankyo Co. Ltd. (Japan)	1,200	51,955
Eisai Co. Ltd. (Japan)	500	48,649
GlaxoSmithKline PLC (United Kingdom)	10,561	211,574
H. Lundbeck A/S (Denmark)	170	10,481
Hisamitsu Pharmaceutical Co., Inc. (Japan)	100	7,665
Horizon Pharma PLC*	13,600	266,288
Ipsen SA (France)	80	13,438
Johnson & Johnson	27,400	3,785,858
Kyowa Hakko Kirin Co. Ltd. (Japan)	600	11,253
Mallinckrodt PLC*	6,200	181,722
Merck & Co., Inc.	47,200	3,348,368
Merck KGaA (Germany)	275	28,379
Mitsubishi Tanabe Pharma Corp. (Japan)	500	8,339
Novartis AG (Switzerland)	4,642	397,763
Novo Nordisk A/S (Denmark) (Class B Stock)	3,869	182,309
Ono Pharmaceutical Co. Ltd. (Japan)	800	22,612
Orion OYJ (Finland) (Class B Stock)	214	8,114
Otsuka Holdings Co. Ltd. (Japan)	880	44,368
Pfizer, Inc.	53,819	2,371,803
Phibro Animal Health Corp. (Class A Stock)	3,000	128,700
Recordati SpA (Italy)	203	6,851
Roche Holding AG (Switzerland)	1,496	362,045
Sanofi (France)	2,394	212,607
Santen Pharmaceutical Co. Ltd. (Japan)	750	11,883
Shionogi & Co. Ltd. (Japan)	600	39,147
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	400	9,177

See Notes to Financial Statements.

PGIM Balanced Fund	49

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	60	$7,334
Takeda Pharmaceutical Co. Ltd. (Japan)	1,500	64,077
Teva Pharmaceutical Industries Ltd. (Israel), ADR	2,060	44,372
UCB SA (Belgium)	269	24,127
Vifor Pharma AG (Switzerland)	104	18,002
Zoetis, Inc.	31,300	2,865,828

		18,670,956

Professional Services 0.2%
Adecco Group AG (Switzerland)	367	19,189
Bureau Veritas SA (France)	573	14,770
CBIZ, Inc.*	2,400	56,880
Experian PLC (United Kingdom)	1,955	50,200
FTI Consulting, Inc.*	1,500	109,785
Heidrick & Struggles International, Inc.	1,800	60,930
ICF International, Inc.	800	60,360
Insperity, Inc.	2,600	306,670
Intertek Group PLC (United Kingdom)	361	23,478
Kforce, Inc.	1,900	71,440
Persol Holdings Co. Ltd. (Japan)	400	9,373
Randstad NV (Netherlands)	272	14,475
Recruit Holdings Co. Ltd. (Japan)	2,400	80,076
RELX PLC (United Kingdom)	4,257	89,599
Resources Connection, Inc.	1,200	19,920
Robert Half International, Inc.	7,300	513,774
SEEK Ltd. (Australia)	710	10,639
SGS SA (Switzerland)	12	31,527
Teleperformance (France)	123	23,229
Wolters Kluwer NV (Netherlands)	618	38,558

		1,604,872

Real Estate Management & Development 0.4%
Aeon Mall Co. Ltd. (Japan)	220	3,776
Azrieli Group Ltd. (Israel)	75	3,822
CapitaLand Ltd. (Singapore)	5,100	12,576
CBRE Group, Inc. (Class A Stock)*	42,100	1,856,610
City Developments Ltd. (Singapore)	800	5,339
CK Asset Holdings Ltd. (Hong Kong)	5,357	40,183
Daito Trust Construction Co. Ltd. (Japan)	150	19,266
Daiwa House Industry Co. Ltd. (Japan)	1,200	35,553
Deutsche Wohnen SE (Germany)	755	36,185
Hang Lung Group Ltd. (Hong Kong)	2,000	5,314
Hang Lung Properties Ltd. (Hong Kong)	4,000	7,808

See Notes to Financial Statements.

50

Description	Shares	Value
COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
Henderson Land Development Co. Ltd. (Hong Kong)	3,029	$15,211
HFF, Inc. (Class A Stock)	1,600	67,968
Hongkong Land Holdings Ltd. (Hong Kong)	2,500	16,552
Hulic Co. Ltd. (Japan)	700	6,864
Hysan Development Co. Ltd. (Hong Kong)	1,400	7,074
Kerry Properties Ltd. (Hong Kong)	1,500	5,088
LendLease Group (Australia)	1,188	16,865
Marcus & Millichap, Inc.*	2,200	76,362
Mitsubishi Estate Co. Ltd. (Japan)	2,500	42,449
Mitsui Fudosan Co. Ltd. (Japan)	1,900	44,906
New World Development Co. Ltd. (Hong Kong)	12,800	17,419
Newmark Group, Inc. (Class A Stock)	1,900	21,261
Nomura Real Estate Holdings, Inc. (Japan)	300	6,052
RMR Group, Inc. (The) (Class A Stock)	1,400	129,920
Sino Land Co. Ltd. (Hong Kong)	7,300	12,505
Sumitomo Realty & Development Co. Ltd. (Japan)	690	24,755
Sun Hung Kai Properties Ltd. (Hong Kong)	3,400	49,462
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,000	10,957
Swire Properties Ltd. (Hong Kong)	2,600	9,844
Swiss Prime Site AG (Switzerland)*	177	15,079
Tokyo Tatemono Co. Ltd. (Japan)	450	5,481
Tokyu Fudosan Holdings Corp. (Japan)	1,000	6,967
UOL Group Ltd. (Singapore)	1,054	5,319
Vonovia SE (Germany)	1,034	50,510
Wharf Holdings Ltd. (The) (Hong Kong)	2,400	6,523
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	2,400	15,465
Wheelock & Co. Ltd. (Hong Kong)	1,400	8,396

		2,721,686

Road & Rail 0.9%
Aurizon Holdings Ltd. (Australia)	4,640	13,772
Central Japan Railway Co. (Japan)	288	59,929
ComfortDelGro Corp. Ltd. (Singapore)	4,300	7,645
Covenant Transportation Group, Inc. (Class A Stock)*	1,300	37,778
CSX Corp.	34,800	2,576,940
DSV A/S (Denmark)	398	36,149
East Japan Railway Co. (Japan)	620	57,557
Hankyu Hanshin Holdings, Inc. (Japan)	450	15,946
Kansas City Southern	1,000	113,280
Keikyu Corp. (Japan)	500	9,109
Keio Corp. (Japan)	220	12,037
Keisei Electric Railway Co. Ltd. (Japan)	350	12,312
Kintetsu Group Holdings Co. Ltd. (Japan)	350	14,066
Kyushu Railway Co. (Japan)	300	9,132

See Notes to Financial Statements.

PGIM Balanced Fund	51

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Marten Transport Ltd.	1,400	$29,470
MTR Corp. Ltd. (Hong Kong)	3,500	18,413
Nagoya Railroad Co. Ltd. (Japan)	400	9,901
Nippon Express Co. Ltd. (Japan)	160	10,495
Norfolk Southern Corp.	15,400	2,779,700
Odakyu Electric Railway Co. Ltd. (Japan)	650	15,369
Tobu Railway Co. Ltd. (Japan)	480	14,187
Tokyu Corp. (Japan)	1,050	19,195
USA Truck, Inc.*	1,000	20,230
West Japan Railway Co. (Japan)	400	27,852

		5,920,464

Semiconductors & Semiconductor Equipment 1.8%
Amkor Technology, Inc.*	7,900	58,381
Analog Devices, Inc.	21,700	2,006,382
ASM Pacific Technology Ltd. (Hong Kong)	600	6,112
ASML Holding NV (Netherlands)	873	162,809
Cabot Microelectronics Corp.	2,100	216,657
Cirrus Logic, Inc.*	300	11,580
Cypress Semiconductor Corp.	36,700	531,783
Diodes, Inc.*	2,400	79,896
Disco Corp. (Japan)	60	10,011
Entegris, Inc.	5,800	167,910
Infineon Technologies AG (Germany)	2,420	54,870
Intel Corp.	99,100	4,686,439
Micron Technology, Inc.*	12,600	569,898
Nanometrics, Inc.*	400	15,008
NVE Corp.	200	21,176
NVIDIA Corp.	3,100	871,162
NXP Semiconductors NV (Netherlands)	732	62,586
Qorvo, Inc.*	8,000	615,120
Renesas Electronics Corp. (Japan)*	1,700	10,621
Rohm Co. Ltd. (Japan)	200	14,477
Semtech Corp.*	1,800	100,080
SMART Global Holdings, Inc.*	5,600	160,944
STMicroelectronics NV (Switzerland)	1,454	26,514
SUMCO Corp. (Japan)	500	7,235
Texas Instruments, Inc.	10,000	1,072,900
Tokyo Electron Ltd. (Japan)	315	43,179

		11,583,730

Software 3.8%
Activision Blizzard, Inc.	32,700	2,720,313

See Notes to Financial Statements.

52

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Adobe Systems, Inc.*	13,000	$3,509,350
American Software, Inc. (Class A Stock)	2,100	25,473
Cadence Design Systems, Inc.*	11,000	498,520
Check Point Software Technologies Ltd. (Israel)*	270	31,771
CommVault Systems, Inc.*	2,100	147,000
Dassault Systemes SE (France)	277	41,453
Dell Technologies, Inc. (Class V Stock)*	3,300	320,496
Fortinet, Inc.*	10,500	968,835
Intuit, Inc.	13,400	3,047,160
Konami Holdings Corp. (Japan)	200	7,816
LINE Corp. (Japan)*	200	8,415
Micro Focus International PLC (United Kingdom)	994	18,491
Microsoft Corp.	100,013	11,438,487
Monotype Imaging Holdings, Inc.	3,700	74,740
Nexon Co. Ltd. (Japan)*	900	11,748
Nice Ltd. (Israel)*	136	15,342
Nintendo Co. Ltd. (Japan)	240	87,435
Oracle Corp.	16,800	866,208
Oracle Corp. (Japan)	90	7,249
Progress Software Corp.	5,000	176,450
Rosetta Stone, Inc.*	2,400	47,736
Sage Group PLC (The) (United Kingdom)	2,328	17,788
salesforce.com, Inc.*	1,000	159,030
SAP SE (Germany)	2,093	257,481
Temenos AG (Switzerland)*	129	20,874
Trend Micro, Inc. (Japan)	230	14,782
Ubisoft Entertainment SA (France)*	177	19,158
Verint Systems, Inc.*	4,100	205,410

		24,765,011

Specialty Retail 1.8%
ABC-Mart, Inc. (Japan)	60	3,336
Advance Auto Parts, Inc.	12,400	2,087,292
Asbury Automotive Group, Inc.*	2,500	171,875
AutoNation, Inc.*	15,600	648,180
Best Buy Co., Inc.	24,400	1,936,384
Burlington Stores, Inc.*	6,400	1,042,688
Dick’s Sporting Goods, Inc.	42,900	1,522,092
Dufry AG (Switzerland)*	68	7,652
Fast Retailing Co. Ltd. (Japan)	125	63,656
Five Below, Inc.*	1,100	143,066
Foot Locker, Inc.	22,400	1,141,952
Group 1 Automotive, Inc.	1,200	77,880
Hennes & Mauritz AB (Sweden) (Class B Stock)	1,866	34,417

See Notes to Financial Statements.

PGIM Balanced Fund	53

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Hikari Tsushin, Inc. (Japan)	50	$9,880
Industria de Diseno Textil SA (Spain)	2,323	70,248
J. Jill, Inc.*	12,700	78,486
Kingfisher PLC (United Kingdom)	4,568	15,321
Murphy USA, Inc.*	1,600	136,736
Nitori Holdings Co. Ltd. (Japan)	150	21,497
Office Depot, Inc.	20,800	66,768
Party City Holdco, Inc.*	500	6,775
Shimamura Co. Ltd. (Japan)	50	4,731
Sonic Automotive, Inc. (Class A Stock)	3,800	73,530
Tailored Brands, Inc.	4,800	120,912
Tilly’s, Inc. (Class A Stock)	9,500	180,025
TJX Cos., Inc. (The)	16,400	1,837,128
Ulta Beauty, Inc.*	1,500	423,180
USS Co. Ltd. (Japan)	500	9,268
Yamada Denki Co. Ltd. (Japan)	1,360	6,880

		11,941,835

Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	57,200	12,912,328
Brother Industries Ltd. (Japan)	500	9,856
Canon, Inc. (Japan)	2,150	68,229
FUJIFILM Holdings Corp. (Japan)	850	38,259
Hewlett Packard Enterprise Co.	120,800	1,970,248
HP, Inc.	100,300	2,584,731
Konica Minolta, Inc. (Japan)	900	9,571
NEC Corp. (Japan)	510	14,085
Ricoh Co. Ltd. (Japan)	1,400	15,022
Seiko Epson Corp. (Japan)	600	10,206

		17,632,535

Textiles, Apparel & Luxury Goods 0.9%
adidas AG (Germany)	401	97,972
Asics Corp. (Japan)	300	4,467
Burberry Group PLC (United Kingdom)	891	23,410
Cie Financiere Richemont SA (Switzerland)	1,112	90,290
Deckers Outdoor Corp.*	100	11,858
Hanesbrands, Inc.	25,600	471,808
Hermes International (France)	67	44,335
HUGO BOSS AG (Germany)	142	10,914
Kering SA (France)	161	86,302
Li & Fung Ltd. (Hong Kong)	11,000	2,462
Lululemon Athletica, Inc.*	4,800	779,952

See Notes to Financial Statements.

54

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Luxottica Group SpA (Italy)	362	$24,572
LVMH Moet Hennessy Louis Vuitton SE (France)	592	209,272
Moncler SpA (Italy)	409	17,584
Movado Group, Inc.	2,200	92,180
NIKE, Inc. (Class B Stock)	32,200	2,727,984
Pandora A/S (Denmark)	256	15,973
Puma SE (Germany)	17	8,383
Swatch Group AG (The) (Switzerland)	66	26,074
Swatch Group AG (The) (Switzerland), Reg. Shs.	123	9,552
VF Corp.	11,400	1,065,330
Wolverine World Wide, Inc.	6,600	257,730
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,500	4,169

		6,082,573

Thrifts & Mortgage Finance 0.1%
Federal Agricultural Mortgage Corp. (Class C Stock)	900	64,962
First Defiance Financial Corp.	400	12,044
Flagstar Bancorp, Inc.*	1,300	40,911
MGIC Investment Corp.*	17,200	228,932
Radian Group, Inc.	12,400	256,308
Walker & Dunlop, Inc.	1,500	79,320
WSFS Financial Corp.	300	14,145

		696,622

Tobacco 0.9%
Altria Group, Inc.	45,800	2,762,198
British American Tobacco PLC (United Kingdom)	4,884	227,917
Imperial Brands PLC (United Kingdom)	2,031	70,457
Japan Tobacco, Inc. (Japan)	2,373	62,031
Philip Morris International, Inc.	33,700	2,747,898
Swedish Match AB (Sweden)	368	18,824
Turning Point Brands, Inc.	300	12,438

		5,901,763

Trading Companies & Distributors 0.5%
AerCap Holdings NV (Ireland)*	261	15,013
Ashtead Group PLC (United Kingdom)	1,042	33,211
BMC Stock Holdings, Inc.*	7,000	130,550
Brenntag AG (Germany)	347	21,390
Bunzl PLC (United Kingdom)	715	22,479
Ferguson PLC (Switzerland)	495	41,961
Foundation Building Materials, Inc.*	1,000	12,470

See Notes to Financial Statements.

PGIM Balanced Fund	55

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
GMS, Inc.*	6,100	$141,520
ITOCHU Corp. (Japan)	3,000	54,864
Marubeni Corp. (Japan)	3,300	30,173
Mitsubishi Corp. (Japan)	2,900	89,280
Mitsui & Co. Ltd. (Japan)	3,500	62,181
Rexel SA (France)	666	9,996
Rush Enterprises, Inc. (Class A Stock)	1,900	74,689
Sumitomo Corp. (Japan)	2,400	39,953
Toyota Tsusho Corp. (Japan)	450	16,977
Travis Perkins PLC (United Kingdom)	523	7,258
Veritiv Corp.*	3,400	123,760
W.W. Grainger, Inc.	1,600	571,856
WESCO International, Inc.*	27,600	1,696,020

		3,195,601

Transportation Infrastructure 0.1%
Aena SME SA (Spain), 144A	144	24,949
Aeroports de Paris (France)	63	14,195
Atlantia SpA (Italy)	1,055	21,880
Auckland International Airport Ltd. (New Zealand)	2,225	10,763
Fraport AG Frankfurt Airport Services Worldwide (Germany)	98	8,635
Getlink (France)	987	12,601
Japan Airport Terminal Co. Ltd. (Japan)	100	4,546
Kamigumi Co. Ltd. (Japan)	200	4,404
Macquarie Infrastructure Corp.	11,600	535,108
SATS Ltd. (Singapore)	1,300	4,962
Sydney Airport (Australia)	2,351	11,698
Transurban Group (Australia)	5,575	45,198

		698,939

Water Utilities 0.0%
Severn Trent PLC (United Kingdom)	504	12,154
SJW Group	1,000	61,150
United Utilities Group PLC (United Kingdom)	1,384	12,704

		86,008

Wireless Telecommunication Services 0.1%
1&1 Drillisch AG (Germany)	105	5,099
KDDI Corp. (Japan)	3,800	105,020
Millicom International Cellular SA (Colombia), SDR	146	8,378
NTT DOCOMO, Inc. (Japan)	2,804	75,339
Shenandoah Telecommunications Co.	1,500	58,125

See Notes to Financial Statements.

56

Description	Shares	Value
COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)
SoftBank Group Corp. (Japan)	1,770	$178,955
Tele2 AB (Sweden) (Class B Stock)	718	8,626
Vodafone Group PLC (United Kingdom)	56,808	121,745

		561,287

TOTAL COMMON STOCKS (cost $306,826,718)		397,443,338

EXCHANGE TRADED FUND 0.2%
iShares MSCI EAFE ETF (cost $1,033,226)	17,400	1,183,026

PREFERRED STOCKS 0.1%

Auto Components 0.0%
Schaeffler AG (Germany) (PRFC)	295	3,760

Automobiles 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	122	9,560
Porsche Automobil Holding SE (Germany) (PRFC)	343	23,043
Volkswagen AG (Germany) (PRFC)	395	69,395

		101,998

Banks 0.0%
Citigroup Capital XIII 8.709%, (Capital Security, fixed to floating preferred)	3,000	80,550

Capital Markets 0.1%
State Street Corp. 5.350%, (Capital Security, fixed to floating preferred)	5,000	128,550

Chemicals 0.0%
Fuchs Petrolub SE (Germany) (PRFC)	151	8,421

Health Care Equipment & Supplies 0.0%
Sartorius AG (Germany) (PRFC)	72	11,670

Household Products 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	379	44,398

TOTAL PREFERRED STOCKS (cost $323,800)		379,347

See Notes to Financial Statements.

PGIM Balanced Fund	57

Schedule of Investments (continued)

as of September 30, 2018

Description			Units	Value
RIGHTS* 0.0%

Multiline Retail
Harvey Norman Holdings Ltd. (Australia) expiring 10/15/2018* (cost $0)			70	$40

	Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES 5.7%

Automobiles 1.8%
AmeriCredit Automobile Receivables Trust,
Series 2016-04, Class C	2.410%	07/08/22	200	197,394
Series 2017-03, Class C	2.690	06/19/23	170	166,941
Series 2017-04, Class C	2.600	09/18/23	300	293,190
Series 2018-01, Class C	3.500	01/18/24	300	298,798
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A	2.500	07/20/21	800	789,413
Series 2015-02A, Class A, 144A	2.630	12/20/21	400	393,986
Series 2018-01A, Class A, 144A	3.700	09/20/24	400	397,858
Drive Auto Receivables Trust, Series 2018-01, Class B	2.880	02/15/22	300	299,687
Enterprise Fleet Financing LLC,
Series 2016-02, Class A2, 144A	1.740	02/22/22	114	113,334
Series 2017-01, Class A2, 144A	2.130	07/20/22	318	315,867
Ford Credit Auto Owner Trust,
Series 2017-01, Class A, 144A	2.620	08/15/28	1,100	1,071,372
Series 2017-02, Class A, 144A	2.360	03/15/29	1,000	958,777
Series 2018-02, Class A, 144A	3.470	01/15/30	500	499,163
Ford Credit Floorplan Master Owner Trust A,
Series 2017-03, Class A	2.480	09/15/24	700	676,004
Series 2018-02, Class A	3.170	03/15/25	2,100	2,079,698
Hertz Vehicle Financing II LP, Series 2016-01A, Class A, 144A	2.320	03/25/20	400	398,886
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class A, 144A	2.160	10/15/20	509	507,579
Series 2017-02A, Class B, 144A	2.550	11/14/23	900	886,688
Series 2017-02A, Class C, 144A	2.820	07/15/24	200	196,792
Series 2018-01A, Class A, 144A	3.430	12/16/24	900	898,706
Santander Drive Auto Receivables Trust,
Series 2018-01, Class C	2.960	03/15/24	200	197,532
Series 2018-02, Class C	3.350	07/17/23	170	169,048

				11,806,713

See Notes to Financial Statements.

58

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations 1.5%
ALM Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A, 3 Month LIBOR + 1.490%	3.829	%(c)	10/15/28	250	$250,152
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260%	3.599	(c)	07/16/29	250	250,308
Battalion CLO Ltd., Series 2018-012A, Class A1, 144A, 3 Month LIBOR + 1.070%	3.400	(c)	05/17/31	1,000	995,145
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.430%	3.778	(c)	10/20/29	250	250,694
Carlyle CLO Ltd. (Cayman Islands), Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030%	3.383	(c)	04/30/31	1,000	995,736
Carlyle Global Market Strategies CLO Ltd., Series 2012-04A, Class AR, 144A, 3 Month LIBOR + 1.450%	3.798	(c)	01/20/29	250	250,334
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230%	3.578	(c)	04/20/31	250	250,205
ECP CLO Ltd. (Cayman Islands), Series 2014-06A, Class A1A, 144A, 3 Month LIBOR + 1.450%	3.789	(c)	07/15/26	250	250,150
KVK CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.614	(c)	05/15/26	175	175,416
OZLM Ltd. (Cayman Islands),
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	3.838	(c)	01/20/29	750	751,091
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050%	3.210	(c)	04/20/31	1,500	1,495,030
Regatta Funding Ltd. (Cayman Islands), Series 2016-01A, Class A1, 144A, 3 Month LIBOR + 1.520%	3.858	(c)	12/20/28	250	250,285
Shackleton CLO Ltd. (Cayman Islands), Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170%	3.509	(c)	07/15/31	500	499,557
TIAA CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200%	3.548	(c)	07/20/31	250	249,984

See Notes to Financial Statements.

PGIM Balanced Fund	59

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
TICP CLO Ltd. (Cayman Islands), Series 2016-06A, Class A, 144A, 3 Month LIBOR + 1.550%	3.889	%(c)	01/15/29	500	$500,801
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180%	3.350	(c)	10/18/31	1,000	1,000,008
Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%	4.035	(c)	10/25/28	500	500,251
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1, 144A, 3 Month LIBOR + 1.650%	3.998	(c)	10/20/28	250	250,117
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200%	3.638	(c)	10/20/31	500	499,350

					9,664,614

Consumer Loans 0.3%
OneMain Financial Issuance Trust,
Series 2015-02A, Class A, 144A	2.570		07/18/25	5	5,220
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800%	2.934	(c)	09/14/32	600	601,579
Series 2018-01A, Class A, 144A	3.300		03/14/29	190	188,545
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	207	205,820
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160		11/15/24	338	337,986
Series 2017-AA, Class A, 144A	2.680		07/15/30	500	489,897

					1,829,047

Credit Cards 0.3%
American Express Credit Account Master Trust, Series 2017-05, Class A, 1 Month LIBOR + 0.380%	2.538	(c)	02/18/25	300	301,303
Chase Issuance Trust, Series 2017-A02, Class A, 1 Month LIBOR + 0.400%	2.558	(c)	03/15/24	400	402,681
Citibank Credit Card Issuance Trust, Series 2016-A03, Class A3, 1 Month LIBOR + 0.490%	2.611	(c)	12/07/23	700	706,573

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Credit Cards (cont’d.)
Citibank Credit Card Issuance Trust, (cont’d.) Series 2017-A05, Class A5, 1 Month LIBOR + 0.620%	2.832	%(c)	04/22/26	500	$504,964
Discover Card Execution Note Trust, Series 2017-A05, Class A5, 1 Month LIBOR + 0.600%	2.758	(c)	12/15/26	300	302,480

					2,218,001

Equipment 0.2%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A	2.410		08/16/24	500	485,831
Series 2017-B, Class A4, 144A	2.410		11/15/24	300	292,256
Series 2017-B, Class A5, 144A	2.720		06/15/40	400	384,627
Series 2018-A, Class A4, 144A	3.390		01/10/25	300	299,330
Series 2018-A, Class A5, 144A	3.610		03/10/42	100	100,268

					1,562,312

Home Equity Loans 0.1%
CDC Mortgage Capital Trust, Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650%	3.866	(c)	03/25/33	18	18,199
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900%	3.116	(c)	07/25/32	20	19,936
Series 2002-NC04, Class M1, 1 Month LIBOR + 1.275%	3.491	(c)	09/25/32	49	48,427
New Residential Mortgage Loan Trust, Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	325	326,094
RASC Series Trust, Series 2004-KS02, Class MI1	4.710	(cc)	03/25/34	22	21,411

					434,067

Other 0.1%
Sierra Timeshare Receivables Funding LLC, Series 2018-02A, Class A, 144A	3.500		06/20/35	455	453,466

See Notes to Financial Statements.

PGIM Balanced Fund	61

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 0.8%
CIT Mortgage Loan Trust, Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350%	3.566	%(c)	10/25/37	328	$331,175
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB06, Class A3	3.797	(cc)	07/25/35	41	40,739
CSMC Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.254	(c)	12/26/46	584	594,464
Series 2018-03R, 144A, 1 Month LIBOR + 1.200%	3.314	(c)	12/25/46	270	270,850
Series 2018-RPL08, Class A1, 144A	4.125		07/25/58	400	398,523
CWABS, Inc., Series 2004-01, Class M1, 1 Month LIBOR + 0.750%	2.966	(c)	03/25/34	162	163,048
Equity One Mortgage Pass-Through Trust, Series 2004-03, Class M1	4.583	(cc)	07/25/34	43	42,874
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750	(cc)	01/25/61	372	363,444
Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62	319	314,690
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57	893	867,806
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600%	2.816	(c)	02/25/57	744	744,441
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57	620	604,931
Series 2018-05, Class A1, 144A	3.250	(cc)	08/25/58	200	195,836
VOLT LX LLC, Series 2017-NPL07, Class A1, 144A	3.250		06/25/47	54	53,293

					4,986,114

Student Loans 0.6%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680		09/25/42	483	470,193
Series 2018-AGS, Class A1, 144A	3.210		02/25/44	364	360,329
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810		11/25/42	300	291,331
Series 2018-B, Class A2FX, 144A	3.540		05/26/43	500	498,341
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190		02/18/42	700	686,561
Series 2018-CA, Class A2, 144A	3.520		06/16/42	300	297,729
Navient Student Loan Trust, Series 2016-02A, Class A1, 144A, 1 Month LIBOR + 0.750%	2.966	(c)	06/25/65	5	5,315

See Notes to Financial Statements.

62

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A	2.640%		08/25/47	424	$421,152
Series 2018-B, Class A2FX, 144A	3.340		08/25/47	700	692,179

					3,723,130

TOTAL ASSET-BACKED SECURITIES (cost $36,957,525)					36,677,464

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.9%
BANK, Series 2017-BNK04, Class A3	3.362		05/15/50	1,000	969,333
Benchmark Mortgage Trust, Series 2018-B03, Class A4	3.761		04/10/51	800	798,390
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class A3	2.815		04/10/46	99	96,358
Series 2014-GC21, Class A4	3.575		05/10/47	374	375,948
Series 2015-GC29, Class A3	2.935		04/10/48	410	394,315
Series 2015-P01, Class A4	3.462		09/15/48	600	593,041
Series 2017-P08, Class A3	3.203		09/15/50	1,000	954,756
Commercial Mortgage Trust,
Series 2013-CR08, Class A4	3.334		06/10/46	403	401,906
Series 2014-CR15, Class A2	2.928		02/10/47	308	307,714
Series 2014-CR18, Class A4	3.550		07/15/47	400	399,751
Series 2014-UBS03, Class A2	2.844		06/10/47	300	299,743
Series 2014-UBS04, Class A4	3.420		08/10/47	700	692,552
Series 2015-LC21, Class A3	3.445		07/10/48	700	691,535
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3	3.231		06/15/57	800	779,314
Series 2017-C08, Class A3	3.127		06/15/50	800	758,638
DBJPM Mortgage Trust, Series 2016-C01, Class A3A	3.015		05/10/49	800	766,874
Fannie Mae-Aces,
Series 2015-M10, Class A2	3.092	(cc)	04/25/27	800	770,226
Series 2015-M17, Class A2	3.035	(cc)	11/25/25	500	486,825
Series 2017-M01, Class A2	2.498	(cc)	10/25/26	300	277,020
Series 2017-M04, Class A2	2.683	(cc)	12/25/26	1,750	1,632,688
Series 2017-M08, Class A2	3.061	(cc)	05/25/27	1,250	1,201,673
Series 2018-M04, Class A2	3.144	(cc)	03/25/28	700	669,184
Series 2018-M10, Class A1	3.498	(cc)	07/25/28	348	347,627
Series 2018-M10, Class A2	3.498	(cc)	07/25/28	1,325	1,301,120
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.549	(cc)	05/25/22	2,714	113,480

See Notes to Financial Statements.

PGIM Balanced Fund	63

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K021, Class X1, IO	1.586	%(cc)	06/25/22	819	$36,375
Series K025, Class X1, IO	0.982	(cc)	10/25/22	1,395	40,601
Series K055, Class X1, IO	1.501	(cc)	03/25/26	2,312	193,296
Series K064, Class AM	3.327	(cc)	03/25/27	900	880,158
Series K068, Class AM	3.315		08/25/27	900	874,334
Series K069, Class A2	3.187	(cc)	09/25/27	750	727,859
Series K069, Class AM	3.248	(cc)	09/25/27	150	145,253
Series K070, Class A2	3.303	(cc)	11/25/27	1,225	1,199,436
Series K070, Class AM	3.364	(cc)	12/25/27	225	219,745
Series K072, Class A2	3.444		12/25/27	300	296,455
Series K074, Class A2	3.600		01/25/28	1,950	1,948,793
Series K075, Class AM	3.650	(cc)	02/25/28	575	573,252
Series K076, Class A2	3.900		06/25/51	1,400	1,432,357
Series K076, Class AM	3.900		06/25/51	425	431,452
Series K077, Class A2	3.850	(cc)	05/25/28	830	845,279
Series K077, Class AM	3.850	(cc)	05/25/28	160	161,406
Series K079, Class AM	3.930		06/25/28	700	712,962
Series K080, Class AM	3.986	(cc)	07/25/28	1,250	1,278,947
Series K157, Class A2	3.990	(cc)	05/25/33	700	713,404
Series K710, Class X1, IO	1.858	(cc)	05/25/19	2,176	12,646
Series K711, Class X1, IO	1.803	(cc)	07/25/19	2,164	14,789
Series W5FX, Class AFX	3.336	(cc)	04/25/28	380	367,617
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4	3.136		02/10/48	400	389,432
Series 2018-GS10, Class A3	4.261		07/10/51	1,325	1,350,575
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A3	3.139		06/15/45	42	42,298
Series 2012-LC09, Class A4	2.611		12/15/47	200	196,804
Series 2013-C10, Class A4	2.875		12/15/47	65	64,633
Series 2013-C16, Class A2	3.070		12/15/46	171	171,361
Series 2013-LC11, Class A4	2.694		04/15/46	110	106,793
Series 2017-JP07, Class ASB	3.241		09/15/50	400	390,309
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3	2.863		12/15/48	180	176,089
Series 2015-C23, Class A3	3.451		07/15/50	600	593,619
Series 2015-C25, Class A4	3.372		10/15/48	700	686,914
Series 2016-C29, Class A3	3.058		05/15/49	800	765,935
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531		08/15/49	1,300	1,195,309
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264		08/15/50	500	488,866
Series 2017-C05, Class A4	3.212		11/15/50	1,000	953,439
Series 2018-C09, Class A3	3.854		03/15/51	400	399,107

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4	2.792%	12/10/45	200	$195,829
Series 2013-C05, Class A3	2.920	03/10/46	432	423,094
Series 2013-C06, Class A3	2.971	04/10/46	200	195,798
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class A4	3.498	07/15/58	800	791,549
Series 2016-C034, Class A3	2.834	06/15/49	800	752,362
Series 2016-C035, Class A3	2.674	07/15/48	1,200	1,115,322
Series 2016-C33, Class A3	3.162	03/15/59	900	865,894
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,390,381
Series 2017-C38, Class A4	3.190	07/15/50	700	668,831
Series 2018-C46, Class A3	3.888	08/15/51	1,050	1,046,820

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $46,144,101)				44,603,790

CORPORATE BONDS 10.5%

Aerospace & Defense 0.2%
Embraer Overseas Ltd. (Brazil), Gtd. Notes, 144A,	5.696	09/16/23	40	41,400
General Dynamics Corp.,
Gtd. Notes	2.875	05/11/20	335	334,191
Gtd. Notes	3.000	05/11/21	405	402,834
United Technologies Corp., Sr. Unsec’d. Notes	4.125	11/16/28	275	273,122

				1,051,547

Agriculture 0.1%
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A,	3.222	08/15/24	570	543,288
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125	06/23/19	50	51,722

				595,010

Airlines 0.2%
American Airlines 2016-1 Class AA Pass Through Trust, Pass-Through Certificates	3.575	07/15/29	190	184,880
Continental Airlines 2001-1 Class A-1 Pass Through Trust, Pass-Through Certificates	6.703	12/15/22	4	4,314

See Notes to Financial Statements.

PGIM Balanced Fund	65

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Continental Airlines 2009-2 Class A Pass-Through Trust, Pass-Through Certificates	7.250%		05/10/21	79	$82,306
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000		04/29/26	89	88,844
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates^	6.821		02/10/24	49	53,511
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates	5.300		10/15/20	96	96,484
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	2.875		03/13/20	205	203,341
Sr. Unsec’d. Notes	3.400		04/19/21	200	198,768
United Airlines 2014-1 Class A Pass Through Trust, Pass-Through Certificates	4.000		10/11/27	75	75,744

					988,192

Auto Manufacturers 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.747	(c)	04/12/21	80	80,265
Gtd. Notes, 144A	3.100		04/12/21	105	104,313
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	3.100		05/04/20	200	199,392
Gtd. Notes, 144A	3.350		05/04/21	330	328,536
Ford Motor Co., Sr. Unsec’d. Notes	5.291		12/08/46	365	325,090
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.336		03/18/21	206	203,068
Sr. Unsec’d. Notes	5.875		08/02/21	200	209,167
General Motors Co.,
Sr. Unsec’d. Notes	4.875		10/02/23	155	158,695
Sr. Unsec’d. Notes	6.250		10/02/43	135	138,433
Sr. Unsec’d. Notes	6.600		04/01/36	80	85,289
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%	3.189	(c)	04/09/21	160	160,611
Gtd. Notes	3.550		04/09/21	120	119,917
Gtd. Notes	3.950		04/13/24	500	486,274
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN,	2.850		01/15/21	565	554,478

					3,153,528

See Notes to Financial Statements.

66

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks 3.4%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848%		04/12/23	200	$195,400
Bank of America Corp.,
Sr. Unsec’d. Notes	3.004		12/20/23	286	277,544
Sr. Unsec’d. Notes, GMTN	3.300		01/11/23	250	246,529
Sr. Unsec’d. Notes, GMTN	3.593		07/21/28	160	152,545
Sr. Unsec’d. Notes, MTN	3.499		05/17/22	490	489,731
Sr. Unsec’d. Notes, MTN	3.824		01/20/28	675	656,857
Sr. Unsec’d. Notes, MTN	4.100		07/24/23	130	132,590
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	620	629,901
Sr. Unsec’d. Notes, MTN	4.271		07/23/29	350	349,578
Sub. Notes, MTN	4.450		03/03/26	365	365,440
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN, 3 Month LIBOR + 0.460%	2.797	(c)	04/13/21	200	200,800
Sr. Unsec’d. Notes, Series D, MTN	3.100		04/13/21	100	99,601
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.200		08/16/23	550	516,430
Sr. Unsec’d. Notes, MTN	2.950		01/29/23	170	165,833
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.375		01/12/26	200	194,007
Sr. Unsec’d. Notes, MTN	4.972		05/16/29	400	393,868
BNG Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A,	2.625		04/28/21	230	227,541
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A, MTN,	2.950		05/23/22	275	266,219
Capital One Financial Corp.,
Sr. Unsec’d. Notes	2.500		05/12/20	375	370,495
Sr. Unsec’d. Notes	3.450		04/30/21	750	749,223
Citibank NA, Sr. Unsec’d. Notes	3.050		05/01/20	690	689,629
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950		12/31/49	280	288,274
Jr. Sub. Notes, Series R	6.125		12/31/49	150	156,281
Jr. Sub. Notes, Series T	6.250		12/31/49	105	109,594
Sr. Unsec’d. Notes	3.200		10/21/26	525	490,038
Sr. Unsec’d. Notes	3.668		07/24/28	290	276,132
Sr. Unsec’d. Notes	3.700		01/12/26	200	194,053
Sub. Notes	4.400		06/10/25	540	540,090
Sub. Notes	4.450		09/29/27	195	192,747
Sub. Notes	4.750		05/18/46	55	53,649
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN,	3.375		05/12/21	220	215,951

See Notes to Financial Statements.

PGIM Balanced Fund	67

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, 144A, MTN,	2.125%		09/01/22	200	$190,953
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21	250	240,585
Gov’t. Liquid Gtd. Notes, 144A	3.250		09/26/23	250	249,161
Discover Bank, Sr. Unsec’d. Notes	4.250		03/13/26	315	310,225
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M	5.375		12/31/49	265	270,300
Sr. Unsec’d. Notes	3.750		02/25/26	50	48,583
Sr. Unsec’d. Notes	3.814		04/23/29	195	186,012
Sr. Unsec’d. Notes	3.850		01/26/27	410	397,778
Sr. Unsec’d. Notes	4.223		05/01/29	860	847,407
Sr. Unsec’d. Notes	5.750		01/24/22	250	265,978
Sr. Unsec’d. Notes, Series D, MTN	6.000		06/15/20	220	229,964
Sub. Notes	6.750		10/01/37	275	330,813
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.922	(c)	05/18/21	345	345,668
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.809	(c)	12/31/49	300	301,275
Sr. Unsec’d. Notes	2.950		10/01/26	210	195,233
Sr. Unsec’d. Notes	3.200		06/15/26	750	710,912
Sr. Unsec’d. Notes	3.509		01/23/29	265	251,007
Sr. Unsec’d. Notes	3.782		02/01/28	480	467,120
Sr. Unsec’d. Notes	4.005		04/23/29	560	550,513
Sub. Notes	3.875		09/10/24	90	89,141
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes	3.086		04/26/21	750	747,809
Lloyds Bank PLC (United Kingdom),
Gtd. Notes	3.300		05/07/21	200	199,225
Gtd. Notes, 144A, MTN	5.800		01/13/20	195	201,066
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.375		03/22/28	275	268,252
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450		12/31/49	125	126,437
Sr. Unsec’d. Notes, GMTN	3.125		01/23/23	35	34,130
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	10	9,998
Sr. Unsec’d. Notes, GMTN	3.772		01/24/29	525	503,945
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	370	363,697
Sr. Unsec’d. Notes, GMTN	5.500		07/28/21	60	63,159
Sr. Unsec’d. Notes, MTN	3.591		07/22/28	1,080	1,024,693
Sr. Unsec’d. Notes, MTN	5.625		09/23/19	285	292,090

See Notes to Financial Statements.

68

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%	2.729	%(c)	04/30/21	370	$371,288
Sr. Unsec’d. Notes, GMTN	3.200		04/30/21	980	978,195
State Street Corp., Jr. Sub. Notes	5.250		12/29/49	190	193,420
Sumitomo Mitsui Banking Corp. (Japan),
Bank Gtd. Notes, 3 Month LIBOR + 0.350%	2.686	(c)	01/17/20	290	290,526
Gtd. Notes	2.450		01/10/19	250	249,897

					22,283,025

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.000		01/17/43	120	107,739
Gtd. Notes	4.700		02/01/36	150	150,201
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A,	3.551		05/25/21	190	189,656

					447,596

Building Materials 0.0%
Griffon Corp., Gtd. Notes	5.250		03/01/22	65	64,269
Owens Corning, Sr. Unsec’d. Notes	4.200		12/15/22	90	90,201
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A,	5.375		11/15/24	120	119,850

					274,320

Chemicals 0.2%
CF Industries, Inc., Gtd. Notes	5.375		03/15/44	90	83,475
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500		07/19/22	640	619,182
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400		05/15/39	67	102,052
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450		11/15/33	55	56,109

See Notes to Financial Statements.

PGIM Balanced Fund	69

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Mosaic Co. (The), (cont’d.)
Sr. Unsec’d. Notes	5.625%	11/15/43	60	$61,426
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	100	115,852

				1,038,096

Commercial Services 0.2%
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	820	773,761
Gtd. Notes, 144A	7.000	10/15/37	20	25,047
President & Fellows of Harvard College, Unsec’d. Notes	3.300	07/15/56	270	238,102
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	200	187,500
Gtd. Notes	5.875	09/15/26	65	66,706

				1,291,116

Computers 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes	2.850	05/11/24	1,045	1,013,075
Sr. Unsec’d. Notes	3.250	02/23/26	330	322,559
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A,	3.480	06/01/19	145	145,366
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	2.850	10/05/18	34	34,001
Sr. Unsec’d. Notes, 144A	2.100	10/04/19	70	69,318
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	90	89,974

				1,674,293

Diversified Financial Services 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.750	05/15/19	150	150,591
American Express Co., Sr. Unsec’d. Notes	3.375	05/17/21	720	720,422
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A, MTN,	2.750	11/02/27	250	236,740
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342	11/15/20	500	488,558

See Notes to Financial Statements.

70

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	65	$66,936
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(d)	5.250		02/06/12	345	9,660
Sr. Unsec’d. Notes(d)	6.875		05/02/18	100	2,880
Ontario Teachers’ Finance Trust (Canada), Gov’t. Gtd. Notes, 144A,	2.750		04/16/21	250	247,336
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	2.650		02/16/21	385	382,014
U.S. Gov’t. Gtd. Notes, Series GG	2.450		07/15/24	65	62,632
Synchrony Financial, Sr. Unsec’d. Notes	2.700		02/03/20	125	123,598

					2,491,367

Electric 1.0%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350		10/01/36	115	140,396
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	5.950		05/15/37	120	141,964
Black Hills Corp., Sr. Unsec’d. Notes	2.500		01/11/19	150	149,827
CenterPoint Energy Houston Electric LLC,
General Ref. Mtge.	6.950		03/15/33	120	154,732
General Ref. Mtge., Series Z	2.400		09/01/26	170	154,253
Commonwealth Edison Co., First Mortgage	3.750		08/15/47	530	490,220
Dominion Energy, Inc., Jr. Sub. Notes	4.104	(cc)	04/01/21	400	402,879
DTE Electric Co., General Ref. Mtge.	3.750		08/15/47	505	468,767
Duke Energy Carolinas LLC, First Mortgage	6.050		04/15/38	55	67,545
Duke Energy Corp., Sr. Unsec’d. Notes	2.650		09/01/26	210	189,871
El Paso Electric Co., Sr. Unsec’d. Notes	6.000		05/15/35	135	151,728
Enel Finance International NV (Italy), Gtd. Notes, 144A,	2.875		05/25/22	500	475,567
Eversource Energy, Sr. Unsec’d. Notes	4.500		11/15/19	90	91,393
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.200		10/01/19	225	229,717

See Notes to Financial Statements.

PGIM Balanced Fund	71

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A,	5.450%	07/15/44	50	$54,580
Florida Power & Light Co., First Mortgage	5.950	10/01/33	60	72,232
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	30	33,954
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A	9.375	01/28/20	230	246,298
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	222,959
Monongahela Power Co., First Mortgage, 144A,	4.100	04/15/24	280	284,642
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A,	4.881	08/15/19	100	101,551
Ohio Power Co., Sr. Unsec’d. Notes	4.150	04/01/48	175	173,280
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400	08/15/24	1,020	973,369
Public Service Co. of Colorado, First Mortgage	4.300	03/15/44	35	35,374
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN,	5.800	05/01/37	125	150,063
San Diego Gas & Electric Co., First Mortgage	4.150	05/15/48	230	225,393
Southwestern Public Service Co., First Mortgage	3.700	08/15/47	250	228,904
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A,	2.750	05/07/19	200	199,342
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800	09/15/41	105	109,114

				6,419,914

Electronics 0.0%
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125	06/15/21	150	147,591

Engineering & Construction 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A,	4.250	10/31/26	200	188,000

Entertainment 0.0%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	04/15/26	175	177,714

See Notes to Financial Statements.

72

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Foods 0.3%
General Mills, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%	2.879	%(c)	04/16/21	920	$924,283
Kraft Heinz Foods Co.,
Gtd. Notes	3.375		06/15/21	250	248,681
Gtd. Notes	4.375		06/01/46	60	52,992
Gtd. Notes	5.000		07/15/35	100	98,781
Mondelez International, Inc., Sr. Unsec’d. Notes	3.000		05/07/20	415	413,881

					1,738,618

Forest Products & Paper 0.0%
Georgia-Pacific LLC, Gtd. Notes, 144A,	5.400		11/01/20	40	41,618
International Paper Co.,
Sr. Unsec’d. Notes	6.000		11/15/41	30	33,319
Sr. Unsec’d. Notes	7.300		11/15/39	175	222,310

					297,247

Gas 0.1%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100		09/01/47	200	183,547
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800		11/01/43	10	10,114
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490		05/15/27	445	422,038
Sr. Unsec’d. Notes	4.800		02/15/44	40	40,488

					656,187

Healthcare-Products 0.1%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900		11/30/21	465	459,187
Becton, Dickinson & Co., Sr. Unsec’d. Notes	3.734		12/15/24	65	63,659

					522,846

Healthcare-Services 0.2%
Anthem, Inc.,
Sr. Unsec’d. Notes	4.625		05/15/42	45	43,973

See Notes to Financial Statements.

PGIM Balanced Fund	73

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Anthem, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.650%	01/15/43	30	$29,534
Ascension Health, Sr. Unsec’d. Notes	3.945	11/15/46	245	237,690
Duke University Health System, Inc., Sr. Unsec’d. Notes	3.920	06/01/47	95	91,669
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A,	4.125	10/15/20	75	75,678
Halfmoon Parent, Inc., Sr. Sec’d. Notes, 144A,	4.375	10/15/28	300	299,126
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	255	260,100
Sr. Sec’d. Notes	5.250	04/15/25	100	103,125
Kaiser Foundation Hospitals, Gtd. Notes	4.150	05/01/47	140	139,824
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200	02/01/22	20	19,733
Providence St Joseph Health Obligated Group, Unsec’d. Notes	2.746	10/01/26	50	45,780

				1,346,232

Home Builders 0.0%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A,	5.250	04/15/21	225	225,844

Housewares 0.0%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200	04/01/26	100	95,111

Insurance 0.2%
AXIS Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	160	165,849
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes, MTN,	6.000	01/15/19	90	90,840
Liberty Mutual Group, Inc., Gtd. Notes, 144A,	7.000	03/15/34	180	219,494
Lincoln National Corp., Sr. Unsec’d. Notes	6.300	10/09/37	110	129,348
Markel Corp., Sr. Unsec’d. Notes	5.000	03/30/43	25	24,894

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
New York Life Insurance Co., Sub. Notes, 144A,	6.750%	11/15/39	110	$145,683
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A,	6.375	04/30/20	105	109,248
Principal Financial Group, Inc., Gtd. Notes	4.625	09/15/42	15	14,920
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	240	232,833
Sub. Notes, 144A	6.850	12/16/39	22	28,873
Unum Group, Sr. Unsec’d. Notes	5.625	09/15/20	50	52,044
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150	08/15/19	90	92,300

				1,306,326

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.125	06/15/26	455	424,514
Sr. Unsec’d. Notes	3.250	09/15/22	130	127,641

				552,155

Machinery-Diversified 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	160	165,470

Media 0.4%
21st Century Fox America, Inc., Gtd. Notes	7.625	11/30/28	125	157,880
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A,	5.375	07/15/23	300	303,375
AMC Networks, Inc., Gtd. Notes	5.000	04/01/24	215	211,775
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A,	5.375	05/01/25	120	119,100
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47	20	18,950
Sr. Sec’d. Notes	6.384	10/23/35	110	118,305
Sr. Sec’d. Notes	6.484	10/23/45	172	184,897
Comcast Corp., Gtd. Notes	3.969	11/01/47	19	16,957

See Notes to Financial Statements.

PGIM Balanced Fund	75

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A,	3.150%	08/15/24	520	$492,098
Discovery Communications LLC,
Gtd. Notes	5.000	09/20/37	145	141,387
Gtd. Notes, 144A	2.800	06/15/20	440	435,530
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500	09/01/41	140	134,844
Viacom, Inc., Sr. Unsec’d. Notes	5.250	04/01/44	65	63,311
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	150	154,125
Warner Media LLC, Gtd. Notes	3.800	02/15/27	180	172,181

				2,724,715

Mining 0.1%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750	05/01/43	280	310,855
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A,	6.250	10/19/75	65	67,763
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21	110	109,588
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	5.875	04/23/45	10	10,917
Sr. Unsec’d. Notes	7.500	07/27/35	95	117,563

				616,686

Miscellaneous Manufacturing 0.1%
Actuant Corp., Gtd. Notes	5.625	06/15/22	160	161,800
General Electric Co.,
Sr. Unsec’d. Notes, GMTN	6.000	08/07/19	172	176,457
Sub. Notes, MTN	5.300	02/11/21	100	104,204

				442,461

Multi-National 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125	09/27/21	355	340,726
Sr. Unsec’d. Notes	2.750	01/06/23	70	67,506

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Multi-National (cont’d.)
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400%	10/26/22	150	$143,911
Sr. Unsec’d. Notes	4.375	02/11/20	100	101,415

				653,558

Oil & Gas 0.5%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	4.850	03/15/21	325	334,002
Sr. Unsec’d. Notes	6.450	09/15/36	200	228,216
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500	10/01/20	70	71,758
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400	06/15/47	413	413,140
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47	35	35,411
ConocoPhillips Holding Co., Sr. Unsec’d. Notes	6.950	04/15/29	150	187,299
Devon Energy Corp., Sr. Unsec’d. Notes	5.600	07/15/41	35	37,118
Encana Corp. (Canada),
Sr. Unsec’d. Notes	6.500	08/15/34	340	396,481
Sr. Unsec’d. Notes	6.500	02/01/38	50	58,602
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900	04/01/35	120	117,134
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25	240	245,433
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.375	03/13/22	70	72,100
Gtd. Notes	5.500	01/21/21	310	319,892
Gtd. Notes	6.500	06/02/41	170	159,375
Gtd. Notes, MTN	6.750	09/21/47	460	438,927
Gtd. Notes, MTN	6.875	08/04/26	230	242,627
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A,	2.500	04/28/20	200	196,756

				3,554,271

Oil & Gas Services 0.1%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.000	12/21/20	220	218,440

See Notes to Financial Statements.

PGIM Balanced Fund	77

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas Services (cont’d.)
Schlumberger Holdings Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	345	$344,929
Schlumberger Investment SA, Gtd. Notes, 144A,	3.300	09/14/21	75	74,954

				638,323

Packaging & Containers 0.1%
WestRock RKT Co.,
Gtd. Notes	4.000	03/01/23	550	550,679
Gtd. Notes	4.900	03/01/22	95	98,074

				648,753

Pharmaceuticals 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25	315	304,879
Sr. Unsec’d. Notes	4.500	05/14/35	235	225,718
Allergan Funding SCS, Gtd. Notes	4.550	03/15/35	430	418,265
Bayer US Finance II LLC (Germany), Gtd. Notes, 144A,	3.500	06/25/21	200	199,536
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780	03/25/38	100	99,521
Sr. Unsec’d. Notes	5.050	03/25/48	175	178,998
Sr. Unsec’d. Notes	5.125	07/20/45	105	107,944
Sr. Unsec’d. Notes	5.300	12/05/43	35	36,577
Express Scripts Holding Co., Gtd. Notes	4.500	02/25/26	680	686,091
Mylan, Inc., Gtd. Notes, 144A,	4.550	04/15/28	400	388,858
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400	09/23/21	585	565,044

				3,211,431

Pipelines 0.3%
Energy Transfer Partners LP, Gtd. Notes	4.950	06/15/28	210	213,801
Enterprise Products Operating LLC, Gtd. Notes	4.850	03/15/44	185	188,544
MPLX LP, Sr. Unsec’d. Notes	4.500	04/15/38	175	164,937

See Notes to Financial Statements.

78

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
MPLX LP, (cont’d.)
Sr. Unsec’d. Notes	4.875%		06/01/25	375	$387,277
Sr. Unsec’d. Notes	5.200		03/01/47	20	20,040
ONEOK Partners LP, Gtd. Notes	6.200		09/15/43	205	229,756
ONEOK, Inc., Gtd. Notes	4.950		07/13/47	50	49,681
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550		10/01/26	360	339,546
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.375		10/15/26	165	155,365
Western Gas Partners LP, Sr. Unsec’d. Notes	5.500		08/15/48	20	18,855
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.850		03/01/48	20	19,334
Sr. Unsec’d. Notes	4.900		01/15/45	220	214,029
Sr. Unsec’d. Notes	5.400		03/04/44	175	180,331

					2,181,496

Real Estate Investment Trusts (REITs) 0.0%
Simon Property Group LP, Sr. Unsec’d. Notes	3.375		03/15/22	30	29,877
Welltower, Inc., Sr. Unsec’d. Notes	4.250		04/01/26	160	159,495

					189,372

Retail 0.1%
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.036	(c)	04/17/20	180	180,274
L Brands, Inc., Gtd. Notes	6.625		04/01/21	225	237,172
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875		01/15/22	45	44,872
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625		12/01/25	170	161,925

					624,243

Semiconductors 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875		01/15/27	345	324,798

See Notes to Financial Statements.

PGIM Balanced Fund	79

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Software 0.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20	151	$151,840
Microsoft Corp.,
Sr. Unsec’d. Notes	4.000		02/12/55	80	79,282
Sr. Unsec’d. Notes	4.450		11/03/45	48	51,402
Sr. Unsec’d. Notes	4.500		02/06/57	200	215,843
Oracle Corp., Sr. Unsec’d. Notes	4.300		07/08/34	145	148,072

					646,439

Telecommunications 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400		05/15/25	320	304,662
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%	3.514	(c)	06/12/24	440	441,980
Sr. Unsec’d. Notes	5.150		03/15/42	95	91,690
Sr. Unsec’d. Notes	5.250		03/01/37	60	59,799
Sr. Unsec’d. Notes	5.350		09/01/40	4	3,967
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625		12/15/30	50	71,019
Sprint Communications, Inc., Gtd. Notes, 144A,	7.000		03/01/20	300	311,250
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A,	3.360		03/20/23	206	205,477
Telefonos de Mexico SAB de CV (Mexico), Gtd. Notes	5.500		11/15/19	40	40,968
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500		08/10/33	185	183,477
Sr. Unsec’d. Notes	4.862		08/21/46	500	498,757

					2,213,046

Transportation 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700		08/01/28	135	164,389
CSX Corp., Sr. Unsec’d. Notes	6.150		05/01/37	170	204,258

See Notes to Financial Statements.

80

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Transportation (cont’d.)
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	2.903%	02/15/23	97	$94,594
Sr. Unsec’d. Notes	5.590	05/17/25	20	21,774

				485,015

TOTAL CORPORATE BONDS (cost $69,268,979)				68,281,952

MUNICIPAL BONDS 0.4%

Alabama 0.0%
Alabama Economic Settlement Authority, Rev., Taxable BP Settlement, Series B	4.263	09/15/32	35	35,645

California 0.1%
Bay Area Toll Authority, Taxable, Revenue Bonds, BABs	6.263	04/01/49	220	300,146
California Educational Facilities Authority, Univ., Revenue Bonds, Series U-07, BABs	5.000	06/01/46	100	126,233
State of California,
GO, BABs	7.300	10/01/39	210	293,204
Tax. Var. Purp., GO, BABs	7.500	04/01/34	15	20,741

				740,324

Illinois 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs, Series B	6.395	01/01/40	160	205,542
State of Illinois,
GO, Series D	5.000	10/01/22	35	36,703
GO, Series D	5.000	11/01/22	500	524,780

				767,025

New Jersey 0.1%
New Jersey Turnpike Authority, Tax. Issuer Subs., Revenue Bonds, BABs, Series F	7.414	01/01/40	165	236,080

New York 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue, Tax. Future, BABs, Series C-02	5.767	08/01/36	190	221,994

See Notes to Financial Statements.

PGIM Balanced Fund	81

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Ohio 0.0%
Ohio State University (The), Revenue Bonds, Taxable, BABs, Series C	4.910%		06/01/40	65	$73,147
Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld., BABs	4.879		12/01/34	45	48,479

					121,626

Oregon 0.0%
State of Oregon Department of Transportation, Revenue Bonds, Taxable, BABs, Series A	5.834		11/15/34	70	84,601

Pennsylvania 0.0%
Pennsylvania Turnpike Commission, BABs, Series B	5.511		12/01/45	80	95,378

Texas 0.1%
University of Texas System (The), Revenue Bonds, Series F, Rfdg.	5.000		08/15/47	230	281,824

Virginia 0.0%
University of Virginia, Revenue Bonds, Taxable, Series C	4.179		09/01/2117	80	76,946

TOTAL MUNICIPAL BONDS (cost $2,348,213)					2,661,443

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.0%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250		09/25/19	10	10,391
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1	3.694	(cc)	02/25/35	24	24,211
Series 2005-B, Class 2A1	3.896	(cc)	03/25/35	26	24,973
Bellemeade Re Ltd.,
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%	3.916	(c)	10/25/27	135	136,164
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.816	(c)	04/25/28	213	214,068
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%	3.166	(c)	08/25/28	150	150,197
Chase Mortgage Finance Trust, Series 2007-A01, Class 1A5	4.126	(cc)	02/25/37	65	65,187

See Notes to Financial Statements.

82

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%	4.104	%(c)	12/25/57	285		$288,608
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.104	(c)	01/25/57	575		586,537
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	273		267,651
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	548		539,154
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M11 Month LIBOR + 2.150%	4.366	(c)	09/25/28	26		26,646
Series 2016-C03, Class 2M11 Month LIBOR + 2.200%	4.416	(c)	10/25/28	15		14,661
Series 2016-C04, Class 1M11 Month LIBOR + 1.450%	3.666	(c)	01/25/29	94		94,302
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-HQA04, Class M21 Month LIBOR + 1.300%	3.516	(c)	04/25/29	290		293,823
Series 2017-DNA01, Class M11 Month LIBOR + 1.200%	3.416	(c)	07/25/29	393		396,374
Series 2017-DNA03, Class M11 Month LIBOR + 0.750%	2.966	(c)	03/25/30	934		938,127
Gosforth Funding PLC, Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450%	2.714	(c)	08/25/60	400		399,925
Holmes Master Issuer PLC, Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 0.360%	2.699	(c)	10/15/54	400		399,881
JPMorgan Mortgage Trust, Series 2007-A01, Class 4A1	4.576	(cc)	07/25/35	33		33,229
Lanark Master Issuer PLC, Series 2018-01A, Class 1A, 144A, 3 Month LIBOR + 0.420%	2.730	(c)	12/22/69	264		264,040
LSTAR Securities Investment Ltd.,
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%	4.114	(c)	05/01/22	239		238,985
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%	3.906	(c)	11/01/22	149		150,294
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%	4.006	(c)	09/01/22	149		149,372
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.582	(c)	04/01/23	93		93,060
MASTR Alternative Loan Trust, Series 2003-08, Class 4A1	7.000		12/25/33	—	(r)	26

See Notes to Financial Statements.

PGIM Balanced Fund	83

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
MASTR Alternative Loan Trust, (cont’d.) Series 2004-04, Class 4A1	5.000%		04/25/19		2	$2,129
MetLife Securitization Trust, Series 2018-01A, Class A, 144A	3.750	(cc)	03/25/57		198	196,708
OBX Trust, Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650%	2.866	(c)	06/25/57		335	334,810
STACR Trust, Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750%	2.884	(c)	09/25/48		250	250,486
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-01, Class 4A3	4.231	(cc)	02/25/34		41	41,047
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-01, Class 3A	5.000		03/25/20		5	4,848

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $6,608,234)						6,629,914

SOVEREIGN BONDS 1.1%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125		10/11/27		485	458,325
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21		200	203,600
Sr. Unsec’d. Notes	7.375		09/18/37		100	126,000
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875		02/01/28		200	186,122
Sr. Unsec’d. Notes, EMTN	2.750		04/01/20		250	245,864
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125		06/29/20		100	102,879
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375		03/29/21		280	298,760
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A	3.375		07/30/25	EUR	350	436,337
Sr. Unsec’d. Notes, 144A, MTN	2.150		07/18/24	EUR	315	369,845
Sr. Unsec’d. Notes, EMTN	4.750		01/08/26		200	202,739
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	2.125		07/21/20		200	196,455
Gov’t. Gtd. Notes	2.125		11/16/20		200	195,728
Gov’t. Gtd. Notes	2.250		02/24/20		200	197,950
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.000		09/08/20		200	195,206
Sr. Unsec’d. Notes, 144A, MTN	2.125		10/25/23		200	187,047

See Notes to Financial Statements.

84

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)
Japan Finance Organization for Municipalities (Japan), (cont’d.) Sr. Unsec’d. Notes, 144A, MTN	2.625%		04/20/22	400	$389,383
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000		10/02/23	76	76,499
Province of Alberta (Canada), Sr. Unsec’d. Notes	3.300		03/15/28	180	176,700
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125		06/22/26	100	90,808
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250		05/18/22	120	115,862
Province of Quebec (Canada),
Sr. Unsec’d. Notes	2.750		04/12/27	290	276,043
Unsec’d. Notes, MTN	7.140	(cc)	02/27/26	135	163,250
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875		04/23/23	200	201,400
Sr. Unsec’d. Notes, 144A	5.103		04/23/48	200	208,000
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000		03/17/23	160	157,056
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.375		10/26/21	205	197,825
Sr. Unsec’d. Notes, 144A, MTN	2.875		03/04/23	285	275,253
Sr. Unsec’d. Notes, 144A, MTN	4.000		04/17/25	200	200,100
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, GMTN	1.750		03/10/21	380	368,586
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500		06/08/22	200	193,614
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000		06/05/20	190	191,834
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975		04/20/55	125	125,000
Sr. Unsec’d. Notes	5.100		06/18/50	100	102,000

TOTAL SOVEREIGN BONDS (cost $7,263,070)					7,112,070

U.S. GOVERNMENT AGENCY OBLIGATIONS 8.1%
Federal Home Loan Banks	5.500		07/15/36	135	171,748
Federal Home Loan Mortgage Corp.	1.375		08/15/19	230	227,602
Federal Home Loan Mortgage Corp.	2.000		01/01/32	159	148,859
Federal Home Loan Mortgage Corp.	2.375		01/13/22	40	39,309
Federal Home Loan Mortgage Corp.	3.000		TBA	3,000	2,867,536
Federal Home Loan Mortgage Corp.	3.000		06/01/29	232	229,441
Federal Home Loan Mortgage Corp.	3.000		02/01/32	253	249,590
Federal Home Loan Mortgage Corp.	3.000		01/01/37	189	183,995

See Notes to Financial Statements.

PGIM Balanced Fund	85

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	3.500%	TBA	3,500	$3,441,478
Federal Home Loan Mortgage Corp.	4.000	TBA	2,500	2,524,503
Federal Home Loan Mortgage Corp.	4.000	06/01/26	69	71,008
Federal Home Loan Mortgage Corp.	4.000	09/01/26	61	62,545
Federal Home Loan Mortgage Corp.	4.000	11/01/39	248	252,928
Federal Home Loan Mortgage Corp.	4.000	02/01/41	397	403,997
Federal Home Loan Mortgage Corp.	4.000	04/01/42	317	322,923
Federal Home Loan Mortgage Corp.	4.000	12/01/45	524	529,870
Federal Home Loan Mortgage Corp.	4.500	10/01/39	215	223,963
Federal Home Loan Mortgage Corp.	4.500	10/01/46	413	426,984
Federal Home Loan Mortgage Corp.	5.000	04/01/34	17	17,484
Federal Home Loan Mortgage Corp.	5.000	05/01/34	34	36,478
Federal Home Loan Mortgage Corp.	5.000	10/01/35	46	48,150
Federal Home Loan Mortgage Corp.	5.500	12/01/33	33	36,294
Federal Home Loan Mortgage Corp.	5.500	05/01/34	15	16,308
Federal Home Loan Mortgage Corp.	5.500	07/01/34	70	75,840
Federal Home Loan Mortgage Corp.	5.500	05/01/37	12	13,133
Federal Home Loan Mortgage Corp.	5.500	10/01/37	25	27,115
Federal Home Loan Mortgage Corp.	6.000	01/01/34	46	49,658
Federal Home Loan Mortgage Corp.	7.000	10/01/31	1	840
Federal Home Loan Mortgage Corp.	7.000	05/01/32	20	21,298
Federal National Mortgage Assoc.	1.875	09/24/26	75	68,010
Federal National Mortgage Assoc.	2.000	08/01/31	317	297,466
Federal National Mortgage Assoc.	2.500	04/01/28	762	741,171
Federal National Mortgage Assoc.	2.500	10/01/46	465	430,581
Federal National Mortgage Assoc.	3.000	08/01/30	1,017	1,008,415
Federal National Mortgage Assoc.	3.000	11/01/36	411	401,191
Federal National Mortgage Assoc.	3.000	10/01/42	234	225,621
Federal National Mortgage Assoc.	3.000	01/01/43	420	405,759
Federal National Mortgage Assoc.	3.000	12/01/46	1,317	1,261,551
Federal National Mortgage Assoc.	3.500	TBA	750	737,231
Federal National Mortgage Assoc.	3.500	TBA	1,000	1,004,102
Federal National Mortgage Assoc.	3.500	06/01/39	151	149,669
Federal National Mortgage Assoc.	3.500	05/01/42	1,554	1,541,297
Federal National Mortgage Assoc.	3.500	08/01/42	328	325,254
Federal National Mortgage Assoc.	3.500	08/01/42	409	405,557
Federal National Mortgage Assoc.	3.500	04/01/43	347	344,410
Federal National Mortgage Assoc.	3.500	04/01/43	677	671,209
Federal National Mortgage Assoc.	3.500	06/01/43	425	421,379
Federal National Mortgage Assoc.	3.500	06/01/45	1,288	1,272,492
Federal National Mortgage Assoc.	4.000	TBA	2,000	2,019,531
Federal National Mortgage Assoc.	4.000	09/01/40	689	701,275
Federal National Mortgage Assoc.	4.000	04/01/42	842	856,511
Federal National Mortgage Assoc.	4.000	12/01/46	437	441,497
Federal National Mortgage Assoc.	4.000	04/01/48	1,491	1,505,874

See Notes to Financial Statements.

86

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.500%	TBA	1,250	$1,289,412
Federal National Mortgage Assoc.	4.500	10/01/33	39	40,056
Federal National Mortgage Assoc.	4.500	03/01/34	25	25,860
Federal National Mortgage Assoc.	4.500	09/01/39	176	183,799
Federal National Mortgage Assoc.	4.500	08/01/40	144	150,198
Federal National Mortgage Assoc.	4.500	02/01/44	217	225,545
Federal National Mortgage Assoc.	4.500	08/01/44	391	407,610
Federal National Mortgage Assoc.	4.500	01/01/45	389	403,662
Federal National Mortgage Assoc.	5.000	TBA	1,250	1,312,116
Federal National Mortgage Assoc.	5.000	07/01/35	29	30,947
Federal National Mortgage Assoc.	5.000	02/01/36	72	76,091
Federal National Mortgage Assoc.	5.500	06/01/33	13	13,821
Federal National Mortgage Assoc.	5.500	08/01/33	20	22,027
Federal National Mortgage Assoc.	5.500	09/01/33	42	45,437
Federal National Mortgage Assoc.	5.500	09/01/33	73	79,248
Federal National Mortgage Assoc.	5.500	01/01/34	30	32,615
Federal National Mortgage Assoc.	5.500	01/01/34	42	44,915
Federal National Mortgage Assoc.	5.500	07/01/34	51	55,556
Federal National Mortgage Assoc.	6.000	09/01/21	1	919
Federal National Mortgage Assoc.	6.000	11/01/33	46	49,771
Federal National Mortgage Assoc.	6.000	01/01/34	11	11,643
Federal National Mortgage Assoc.	6.000	01/01/34	119	131,445
Federal National Mortgage Assoc.	6.000	02/01/34	15	16,124
Federal National Mortgage Assoc.	6.000	10/01/34	5	5,457
Federal National Mortgage Assoc.	6.000	10/01/34	6	6,269
Federal National Mortgage Assoc.	6.000	11/01/34	11	12,088
Federal National Mortgage Assoc.	6.000	11/01/34	28	30,070
Federal National Mortgage Assoc.	6.000	11/01/34	79	86,240
Federal National Mortgage Assoc.	6.000	01/01/35	12	13,490
Federal National Mortgage Assoc.	6.000	01/01/35	75	80,984
Federal National Mortgage Assoc.	6.000	02/01/35	68	75,869
Federal National Mortgage Assoc.	6.000	08/01/36	31	34,198
Federal National Mortgage Assoc.	6.000	08/01/38	8	8,318
Federal National Mortgage Assoc.	6.250	05/15/29	70	88,270
Federal National Mortgage Assoc.	6.500	05/01/24	13	14,539
Federal National Mortgage Assoc.	6.500	07/01/29	17	18,781
Federal National Mortgage Assoc.	6.500	07/01/32	19	20,891
Federal National Mortgage Assoc.	6.500	09/01/32	5	5,223
Federal National Mortgage Assoc.	6.500	04/01/33	15	16,536
Federal National Mortgage Assoc.	6.500	01/01/34	13	14,268
Federal National Mortgage Assoc.	6.500	01/01/34	23	24,684
Federal National Mortgage Assoc.	6.500	10/01/36	33	36,256
Federal National Mortgage Assoc.	6.500	09/01/37	79	88,171
Federal National Mortgage Assoc.	6.500	10/01/37	81	88,740
Federal National Mortgage Assoc.(k)	6.625	11/15/30	145	191,061

See Notes to Financial Statements.

PGIM Balanced Fund	87

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	7.000%	06/01/32	17	$18,844
Federal National Mortgage Assoc.(k)	7.125	01/15/30	380	512,449
Federal National Mortgage Assoc.	7.500	09/01/30	1	1,220
Federal National Mortgage Assoc.	8.000	12/01/23	1	1,433
Federal National Mortgage Assoc.	8.500	02/01/28	3	3,169
Government National Mortgage Assoc.	2.500	12/20/46	130	121,888
Government National Mortgage Assoc.	3.000	09/20/43	284	277,485
Government National Mortgage Assoc.	3.000	01/20/44	88	85,747
Government National Mortgage Assoc.	3.000	03/15/45	282	273,667
Government National Mortgage Assoc.	3.000	05/20/45	408	396,371
Government National Mortgage Assoc.	3.000	06/20/46	595	577,627
Government National Mortgage Assoc.	3.000	12/20/46	932	903,515
Government National Mortgage Assoc.	3.000	01/20/47	850	824,712
Government National Mortgage Assoc.	3.000	03/20/47	422	409,359
Government National Mortgage Assoc.	3.500	TBA	1,750	1,740,088
Government National Mortgage Assoc.	3.500	11/20/41	378	378,560
Government National Mortgage Assoc.	3.500	12/20/42	381	380,813
Government National Mortgage Assoc.	3.500	03/20/45	266	265,018
Government National Mortgage Assoc.	3.500	04/20/45	300	298,927
Government National Mortgage Assoc.	3.500	04/20/46	982	978,759
Government National Mortgage Assoc.	3.500	07/20/46	1,897	1,888,961
Government National Mortgage Assoc.	4.000	TBA	1,250	1,271,240
Government National Mortgage Assoc.	4.000	12/20/42	767	786,617
Government National Mortgage Assoc.	4.000	11/20/45	430	440,611
Government National Mortgage Assoc.	4.000	10/20/46	117	119,440
Government National Mortgage Assoc.	4.000	11/20/46	158	162,303
Government National Mortgage Assoc.	4.500	TBA	1,500	1,550,107
Government National Mortgage Assoc.	4.500	06/20/41	324	339,101
Government National Mortgage Assoc.	4.500	06/20/45	232	242,986
Government National Mortgage Assoc.	4.500	11/20/46	703	739,163
Government National Mortgage Assoc.	5.000	10/20/37	17	17,832
Government National Mortgage Assoc.	5.000	04/20/45	137	145,584
Government National Mortgage Assoc.	5.500	07/15/33	31	32,989
Government National Mortgage Assoc.	5.500	12/15/33	17	18,546
Government National Mortgage Assoc.	5.500	09/15/34	109	117,351
Government National Mortgage Assoc.	5.500	01/15/36	66	72,159
Government National Mortgage Assoc.	5.500	02/15/36	132	141,202
Government National Mortgage Assoc.	6.500	09/15/23	10	11,242
Government National Mortgage Assoc.	6.500	10/15/23	4	3,903
Government National Mortgage Assoc.	6.500	11/15/23	10	11,328
Government National Mortgage Assoc.	6.500	12/15/23	1	1,173
Government National Mortgage Assoc.	6.500	12/15/23	4	4,343
Government National Mortgage Assoc.	6.500	12/15/23	7	7,193
Government National Mortgage Assoc.	6.500	04/15/24	45	49,410
Government National Mortgage Assoc.	6.500	07/15/32	3	3,006

See Notes to Financial Statements.

88

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	6.500%		08/15/32	—	(r)	$396
Government National Mortgage Assoc.	6.500		08/15/32	1		822
Government National Mortgage Assoc.	6.500		08/15/32	2		1,861
Government National Mortgage Assoc.	6.500		08/15/32	13		15,056
Government National Mortgage Assoc.	7.000		06/15/24	13		14,158
Government National Mortgage Assoc.	7.000		05/15/31	7		8,194
Government National Mortgage Assoc.	7.500		04/15/29	1		680
Government National Mortgage Assoc.	7.500		12/15/29	3		3,141
Government National Mortgage Assoc.	8.000		08/15/22	1		935
Government National Mortgage Assoc.	8.000		12/15/22	3		3,089
Government National Mortgage Assoc.	8.000		12/15/22	6		6,127
Government National Mortgage Assoc.	8.000		06/15/25	21		22,424
Hashemite Kingdom of Jordan Government USAID Bond, U.S. Gov’t. Gtd. Notes	3.000		06/30/25	315		309,496
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125		05/01/30	90		121,241

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $53,533,070)						52,702,211

U.S. TREASURY OBLIGATIONS 2.1%
U.S. Treasury Bonds	3.000		02/15/48	1,345		1,294,405
U.S. Treasury Bonds	3.125		05/15/48	900		888,012
U.S. Treasury Notes	1.250		12/31/18	5		4,988
U.S. Treasury Notes	1.500		01/31/19	55		54,851
U.S. Treasury Notes	1.875		09/30/22	1,900		1,824,594
U.S. Treasury Notes	2.000		11/30/20	335		329,072
U.S. Treasury Notes	2.000		02/15/25	5		4,709
U.S. Treasury Notes	2.125		06/30/22	260		252,687
U.S. Treasury Notes	2.125		05/15/25	2,875		2,722,153
U.S. Treasury Notes	2.625		08/31/20	165		164,407
U.S. Treasury Notes	2.750		09/15/21	80		79,697
U.S. Treasury Notes	2.750		07/31/23	565		559,990
U.S. Treasury Notes	2.750		08/31/23	1,270		1,258,887
U.S. Treasury Notes	2.750		08/31/25	270		265,560
U.S. Treasury Notes	2.875		08/15/28	720		708,919
U.S. Treasury Strips Coupon(k)	2.404	(s)	08/15/21	460		423,365
U.S. Treasury Strips Coupon	2.499	(s)	02/15/22	245		221,922
U.S. Treasury Strips Coupon	2.502	(s)	11/15/30	640		436,143
U.S. Treasury Strips Coupon	2.752	(s)	08/15/30	605		415,719
U.S. Treasury Strips Coupon	2.783	(s)	08/15/29	200		142,118
U.S. Treasury Strips Coupon	2.878	(s)	05/15/31	200		134,079
U.S. Treasury Strips Coupon	2.972	(s)	02/15/37	725		401,650
U.S. Treasury Strips Coupon	3.042	(s)	11/15/35	400		230,735
U.S. Treasury Strips Coupon	3.202	(s)	08/15/40	400		197,171
U.S. Treasury Strips Principal, PO	2.543	(s)	02/15/45	230		99,268
U.S. Treasury Strips Principal, PO	2.593	(s)	05/15/43	195		89,050

See Notes to Financial Statements.

PGIM Balanced Fund	89

Schedule of Investments (continued)

as of September 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Principal, PO	2.874	%(s)	05/15/45	385	$165,105
U.S. Treasury Strips Principal, PO	2.993	(s)	11/15/43	75	33,703
U.S. Treasury Strips Principal, PO	3.597	(s)	05/15/44	450	199,172

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,829,812)					13,602,131

TOTAL LONG-TERM INVESTMENTS (cost $544,136,748)					631,276,726

				Shares
SHORT-TERM INVESTMENTS 5.3%

AFFILIATED MUTUAL FUNDS 5.3%
PGIM Core Short-Term Bond Fund(w)				2,087,074	19,347,175
PGIM Core Ultra Short Bond Fund(w)				14,790,038	14,790,038

TOTAL AFFILIATED MUTUAL FUNDS (cost $34,866,794)					34,137,213

OPTIONS PURCHASED*~ 0.0%
(cost $41,767)					51,883

				Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) 0.0%
U.S. Treasury Bills (cost $288,628)	2.169		12/20/18	290	288,628

TOTAL SHORT-TERM INVESTMENTS (cost $35,197,189)					34,477,724

TOTAL INVESTMENTS 102.7% (cost $579,333,937)					665,754,450
Liabilities in excess of other assets(z) (2.7)%					(17,701,912)

NET ASSETS 100.0%					$648,052,538

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

ADR—American Depositary Receipt

AGC—Assured Guaranty Corp.

See Notes to Financial Statements.

90

ASX—Australian Securities Exchange

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

CMS—Constant Maturity Swap

CPI—Consumer Price Index

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia, Far East

EMTN—Euro Medium Term Note

ETF—Exchange Traded Fund

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FTSE—Financial Times Stock Exchange

GMTN—Global Medium Term Note

GO—General Obligation

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MTN—Medium Term Note

OTC—Over-the-counter

PO—Principal Only

PRFC—Preference Shares

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trusts

RSP—Savings Shares

S—Semiannual payment frequency for swaps

SDR—Sweden Depositary Receipt

STACR—Structured Agency Credit Risk

STOXX—Stock Index of the Eurozone

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TOPIX—Tokyo Stock Price Index

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $50,497 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund.

See Notes to Financial Statements.

PGIM Balanced Fund	91

Schedule of Investments (continued)

as of September 30, 2018

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Capital Group	07/12/21	0.11%	—	2,885	$72
2-Year 10 CMS Curve CAP	Call	Barclays Capital Group	07/13/21	0.11%	—	2,805	69
2-Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—	7,010	5,601
2-Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—	13,920	32,894
2-Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—	14,100	13,247

Total Options Purchased (cost $41,767)							$51,883

Futures contracts outstanding at September 30, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions:
179	2 Year U.S. Treasury Notes	Dec. 2018	$37,721,453	$(111,512)
353	5 Year U.S. Treasury Notes	Dec. 2018	39,704,227	(237,902)
29	10 Year U.S. Treasury Notes	Dec. 2018	3,444,656	1,536
91	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	14,039,594	(522,562)
6	Euro STOXX 50 Index	Dec. 2018	235,948	2,708
1	FTSE 100 Index	Dec. 2018	97,580	2,904
4	MSCI EAFE	Dec. 2018	395,100	789
11	S&P 500 E-Mini Index	Dec. 2018	1,605,450	12,520
1	TOPIX Index	Dec. 2018	159,963	12,544

				(838,975)

	Short Positions:
52	90 Day Euro Dollar	Dec. 2018	12,654,200	92,842
25	10 Year U.S. Ultra Treasury Notes	Dec. 2018	3,150,000	39,542
9	20 Year U.S. Treasury Bonds	Dec. 2018	1,264,500	36,612

				168,996

				$(669,979)

See Notes to Financial Statements.

92

Forward foreign currency exchange contracts outstanding at September 30, 2018:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/26/18	JPMorgan Chase	EUR 713	$837,865	$829,072	$8,793	$—

Forward rate agreements outstanding at September 30, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
11,700	10/10/18	—(3)	—(3)	$(3,014)	$—	$(3,014)	Citigroup Global Markets

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.
(3)	The Series pays or receives payments based on CMM102 minus 7 Year CMT minus 1.192% upon termination.

Inflation swap agreements outstanding at September 30, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreement:
270	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$6	$(6,570)	$(6,576)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at September 30, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR 715	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	$4,843	$1,679	$(3,164)
168,820	03/20/19	2.157%(T)	1 Day USOIS(1)(T)	—	54,109	54,109
9,880	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(3,767)	74,579	78,346
1,935	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,119)	14,300	15,419
3,615	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	1,017	28,522	27,505
5,545	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	3,250	46,788	43,538
2,755	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	725	17,995	17,270
1,270	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	16	6,295	6,279
425	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	—	1,624	1,624

See Notes to Financial Statements.

PGIM Balanced Fund	93

Schedule of Investments (continued)

as of September 30, 2018

Interest rate swap agreements outstanding at September 30, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
4,030	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	$—	$18,581	$18,581
235	09/27/21	2.330%(A)	1 Day USOIS(1)(A)	(66)	2,631	2,697
115	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	1,277	1,277
230	11/30/22	2.969%(S)	3 Month LIBOR(1)(Q)	—	824	824
610	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,557	29,045	27,488
1,469	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(1,708)	67,258	68,966
375	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(3,436)	16,863	20,299
850	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(1,674)	37,574	39,248
500	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	24,401	24,401
4,805	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	14,820	234,050	219,230
3,435	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	6,488	166,260	159,772
2,215	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	6,716	78,727	72,011
1,605	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	23,719	23,719
1,309	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(923)	5,805	6,728
1,545	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	1,219	(110)	(1,329)
2,589	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	63	(864)	(927)
4,325	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	35,345	249,346	214,001
921	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	12,290	63,546	51,256
390	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	494	24,538	24,044
265	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	15,255	15,255
655	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(362)	32,226	32,588
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	7,218	7,218

				$75,788	$1,344,061	$1,268,273

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

94

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate Agreement:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(3,014)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$730,000	$974,187
Goldman Sachs & Co.	—	288,628

Total	$730,000	$1,262,815

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$367,044,204	$30,399,134	$—
Exchange Traded Fund	1,183,026	—	—
Preferred Stocks	209,100	170,247	—
Rights	40	—	—
Asset-Backed Securities
Automobiles	—	11,806,713	—
Collateralized Loan Obligations	—	9,664,614	—
Consumer Loans	—	1,829,047	—
Credit Cards	—	2,218,001	—
Equipment	—	1,562,312	—
Home Equity Loans	—	434,067	—
Other	—	453,466	—
Residential Mortgage-Backed Securities	—	4,986,114	—
Student Loans	—	3,723,130	—
Commercial Mortgage-Backed Securities	—	44,603,790	—
Corporate Bonds	—	68,228,441	53,511
Municipal Bonds	—	2,661,443	—
Residential Mortgage-Backed Securities	—	6,629,914	—

See Notes to Financial Statements.

PGIM Balanced Fund	95

Schedule of Investments (continued)

as of September 30, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds	$—	$7,112,070	$—
U.S. Government Agency Obligations	—	52,702,211	—
U.S. Treasury Obligations	—	13,890,759	—
Affiliated Mutual Funds	34,137,213	—	—
Options Purchased	—	51,883	—
Other Financial Instruments
Futures Contracts	(669,979)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	8,793	—
OTC Forward Rate Agreement	—	—	(3,014)
Centrally Cleared Inflation Swap Agreement	—	(6,576)	—
Centrally Cleared Interest Rate Swap Agreements	—	1,268,273	—

Total	$401,903,604	$264,397,846	$50,497

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	8.1%
Banks	7.4
Commercial Mortgage-Backed Securities	6.9
Affiliated Mutual Funds	5.3
Software	3.9
Pharmaceuticals	3.4
Oil, Gas & Consumable Fuels	3.3
Internet Software & Services	3.1
Technology Hardware, Storage & Peripherals	2.7
Health Care Equipment & Supplies	2.4
IT Services	2.2
U.S. Treasury Obligations	2.1
Automobiles	2.0
Internet & Direct Marketing Retail	1.9
Specialty Retail	1.8
Residential Mortgage-Backed Securities	1.8
Semiconductors & Semiconductor Equipment	1.8
Aerospace & Defense	1.8
Health Care Providers & Services	1.7
Biotechnology	1.7
Chemicals	1.6
Media	1.5
Diversified Telecommunication Services	1.5
Collateralized Loan Obligations	1.5
Insurance	1.4
Equity Real Estate Investment Trusts (REITs)	1.3
Diversified Financial Services	1.3
Machinery	1.3

Capital Markets	1.3%
Sovereign Bonds	1.1
Communications Equipment	1.1
Industrial Conglomerates	1.0
Electric	1.0
Textiles, Apparel & Luxury Goods	0.9
Life Sciences Tools & Services	0.9
Road & Rail	0.9
Tobacco	0.9
Consumer Finance	0.8
Food Products	0.8
Beverages	0.8
Metals & Mining	0.7
Electric Utilities	0.7
Hotels, Restaurants & Leisure	0.6
Multiline Retail	0.6
Student Loans	0.6
Household Products	0.6
Oil & Gas	0.5
Trading Companies & Distributors	0.5
Auto Manufacturers	0.5
Food & Staples Retailing	0.5
Independent Power & Renewable Electricity Producers	0.5
Real Estate Management & Development	0.4
Municipal Bonds	0.4
Electrical Equipment	0.3
Credit Cards	0.3

See Notes to Financial Statements.

96

Industry Classification (continued):

Telecommunications	0.3%
Pipelines	0.3
Electronic Equipment, Instruments & Components	0.3
Personal Products	0.3
Consumer Loans	0.3
Foods	0.3
Computers	0.3
Professional Services	0.2
Multi-Utilities	0.2
Equipment	0.2
Building Products	0.2
Healthcare-Services	0.2
Commercial Services	0.2
Exchange Traded Fund	0.2
Gas Utilities	0.2
Construction & Engineering	0.2
Household Durables	0.2
Airlines	0.2
Energy Equipment & Services	0.1
Diversified Consumer Services	0.1
Commercial Services & Supplies	0.1
Auto Components	0.1
Transportation Infrastructure	0.1
Thrifts & Mortgage Finance	0.1
Gas	0.1
Multi-National	0.1
Packaging & Containers	0.1
Oil & Gas Services	0.1
Retail	0.1
Mining	0.1
Agriculture	0.1
Wireless Telecommunication Services	0.1
Lodging	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Healthcare-Products	0.1%
Transportation	0.1
Other	0.1
Miscellaneous Manufacturing	0.1
Home Equity Loans	0.1
Leisure Products	0.1
Distributors	0.1
Semiconductors	0.1
Health Care Technology	0.1
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*
Building Materials	0.0	*
Containers & Packaging	0.0	*
Home Builders	0.0	*
Construction Materials	0.0	*
Air Freight & Logistics	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Engineering & Construction	0.0	*
Entertainment	0.0	*
Machinery-Diversified	0.0	*
Electronics	0.0	*
Housewares	0.0	*
Water Utilities	0.0	*
Marine	0.0	*
Options Purchased	0.0	*

	102.7
Liabilities in excess of other assets	(2.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk, and interest rate contracts risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2018 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Balanced Fund	97

Schedule of Investments (continued)

as of September 30, 2018

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$31,465	*	—	$—
Equity contracts	Unaffiliated investments	40		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	8,793		—	—
Interest rate contracts	Due from/to broker-variation margin futures	170,532	*	Due from/to broker-variation margin futures	871,976	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,273,693	*	Due from/to broker-variation margin swaps	11,996	*
Interest rate contracts	Unaffiliated investments	51,883		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	3,014

		$1,536,406			$886,986

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$7,342	$700	$—	$—	$—	$—
Equity contracts	—	—	233,588	—	—	—
Foreign exchange contracts	—	—	—	46,723	—	—
Interest rate contracts	(165,236)	73,239	(1,239,637)	—	6,106	12,666

Total	$(157,894)	$73,939	$(1,006,049)	$46,723	$6,106	$12,666

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

98

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$(3,242)	$(202)	$—	$—	$—	$—
Equity contracts	(2,712)	—	—	(14,721)	—	—	—
Foreign exchange contracts	—	—	—	—	13,433	—	—
Interest rate contracts	—	88,455	(34,396)	(544,007)	—	(3,014)	1,298,579

Total	$(2,712)	$85,213	$(34,598)	$(558,728)	$13,433	$(3,014)	$1,298,579

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended September 30, 2018, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$27,826	$444,000	$85,908,630	$20,700,485

Forward Foreign Currency Exchange Contracts— Sold(3)	Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$846,196	$8,020,000	$216,000	$125,155,758

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$51,742	$—	$51,742	$—	$51,742

See Notes to Financial Statements.

PGIM Balanced Fund	99

Schedule of Investments (continued)

as of September 30, 2018

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Capital Group	$141	$—	$141	$—	$141
Citigroup Global Markets	—	(3,014)	(3,014)	—	(3,014)
JPMorgan Chase	8,793	—	8,793	—	8,793

	$60,676	$(3,014)	$57,662	$—	$57,662

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

100

Statement of Assets & Liabilities

as of September 30, 2018

Assets
Investments at value:
Unaffiliated investments (cost $544,467,143)	$631,617,237
Affiliated investments (cost $34,866,794)	34,137,213
Foreign currency, at value (cost $486,013)	484,534
Receivable for investments sold	13,142,775
Dividends and interest receivable	1,827,019
Receivable for Series shares sold	1,041,013
Deposits with broker for centrally cleared/exchange-traded derivatives	730,000
Tax reclaim receivable	82,966
Unrealized appreciation on OTC forward foreign currency exchange contracts	8,793
Prepaid expenses	5,387

Total Assets	683,076,937

Liabilities
Payable for investments purchased	33,570,416
Payable for Series shares reacquired	806,202
Accrued expenses and other liabilities	205,616
Distribution fee payable	170,617
Management fee payable	160,804
Affiliated transfer agent fee payable	69,234
Due to broker—variation margin swaps	26,040
Due to broker—variation margin futures	12,456
Unrealized depreciation on OTC forward rate agreements	3,014

Total Liabilities	35,024,399

Net Assets	$648,052,538

Net assets were comprised of:
Common stock, at par	$39,454
Paid-in capital in excess of par	529,562,378

529,601,832
Undistributed net investment income	742,847
Accumulated net realized gain on investment and foreign currency transactions	30,690,527
Net unrealized appreciation on investments and foreign currencies	87,017,332

Net assets, September 30, 2018	$648,052,538

See Notes to Financial Statements.

PGIM Balanced Fund	101

Statement of Assets & Liabilities

as of September 30, 2018

Class A
Net asset value and redemption price per share, ($360,798,042 ÷ 22,031,208 shares of common stock issued and outstanding)	$16.38
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price to public	$17.33

Class B
Net asset value, offering price and redemption price per share,
($9,373,898 ÷ 569,052 shares of common stock issued and outstanding)	$16.47

Class C
Net asset value, offering price and redemption price per share,
($89,948,751 ÷ 5,459,441 shares of common stock issued and outstanding)	$16.48

Class R
Net asset value, offering price and redemption price per share,
($2,225,826 ÷ 135,871 shares of common stock issued and outstanding)	$16.38

Class Z
Net asset value, offering price and redemption price per share,
($183,203,617 ÷ 11,106,853 shares of common stock issued and outstanding)	$16.49

Class R6
Net asset value, offering price and redemption price per share,
($2,502,404 ÷ 151,672 shares of common stock issued and outstanding)	$16.50

See Notes to Financial Statements.

102

Statement of Operations

Year Ended September 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $92,225 foreign withholding tax)	$7,005,433
Interest income	6,310,405
Affiliated dividend income	780,207
Income from securities lending, net (including affiliated income of $569)	11,987

Total income	14,108,032

Expenses
Management fee	3,922,996
Distribution fee(a)	2,003,204
Transfer agent’s fees and expenses (including affiliated expense of $327,749)(a)	710,217
Custodian and accounting fees	262,938
Registration fees(a)	119,015
Shareholders’ reports	74,745
Audit fee	45,120
Legal fees and expenses	23,071
Directors’ fees	22,940
Miscellaneous	164,558

Total expenses	7,348,804
Less: Fee waiver and/or expense reimbursement(a)	(376,892)
Distribution fee waiver(a)	(4,592)

Net expenses	6,967,320

Net investment income (loss)	7,140,712

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(157,563))	36,740,331
Futures transactions	(1,006,049)
Forward rate agreement transactions	6,106
Forward currency contract transactions	46,723
Options written transactions	73,939
Swap agreement transactions	12,666
Foreign currency transactions	56,450

35,930,166

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $67,398)	5,741,784
Futures	(558,728)
Forward rate agreements	(3,014)
Forward currency contracts	13,433
Options written	(34,598)
Swap agreements	1,298,579
Foreign currencies	(22,134)

6,435,322

Net gain (loss) on investment and foreign currency transactions	42,365,488

Net Increase (Decrease) In Net Assets Resulting From Operations	$49,506,200

See Notes to Financial Statements.

PGIM Balanced Fund	103

Statement of Operations

Year Ended September 30, 2018

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	1,056,372	103,759	829,296	13,777	—	—
Transfer agent’s fees and expenses	410,682	24,230	78,403	5,418	191,437	47
Registration fees	20,688	15,145	19,011	19,893	18,208	26,070
Fee waiver and/or expense reimbursement	(185,742)	(6,161)	(42,310)	(18,331)	(97,836)	(26,512)
Distribution fee waiver	—	—	—	(4,592)	—	—

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,140,712	$5,677,328
Net realized gain (loss) on investment and foreign currency transactions	35,930,166	23,149,783
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,435,322	26,791,672

Net increase (decrease) in net assets resulting from operations	49,506,200	55,618,783

Dividends and Distributions
Dividends from net investment income
Class A	(4,273,229)	(3,839,217)
Class B	(30,440)	(52,670)
Class C	(426,577)	(305,032)
Class R	(13,806)	(9,532)
Class Z	(2,360,421)	(1,731,154)
Class R6	(5,451)	—

	(7,109,924)	(5,937,605)

Distributions from net realized gains
Class A	(14,743,277)	(10,385,532)
Class B	(465,067)	(370,499)
Class C	(3,313,753)	(1,928,302)
Class R	(68,936)	(23,286)
Class Z	(6,197,978)	(3,104,100)
Class R6	(420)	—

	(24,789,431)	(15,811,719)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	126,810,987	125,968,668
Net asset value of shares issued in reinvestment of dividends and distributions	30,267,050	20,632,637
Cost of shares reacquired	(96,702,428)	(97,656,581)

Net increase (decrease) in net assets from Series share transactions	60,375,609	48,944,724

Total increase (decrease)	77,982,454	82,814,183

Net Assets:
Beginning of year	570,070,084	487,255,901

End of year(a)	$648,052,538	$570,070,084

(a) Includes undistributed/(distributions in excess of) net investment income of:	$742,847	$418,511

See Notes to Financial Statements.

PGIM Balanced Fund	105

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six series: PGIM Balanced Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund, each of which are diversified funds and PGIM Conservative Allocation Fund, PGIM Moderate Allocation Fund and PGIM Growth Allocation Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund These financial statements relate only to the PGIM Balanced Fund (the “Series”). Effective June 11, 2018, the name of the Series and the other Series which comprise the Company were changed by replacing “Prudential” with “PGIM” and each Series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to seek income and long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

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record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value

PGIM Balanced Fund	107

Notes to Financial Statements (continued)

securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

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general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The series purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Series could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Balanced Fund	109

Notes to Financial Statements (continued)

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

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Options: The Series purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations

PGIM Balanced Fund	111

Notes to Financial Statements (continued)

in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Series’ entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Series may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the

112

discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Series entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Series to interest rate risk.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any

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Notes to Financial Statements (continued)

decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of September 30, 2018, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the

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borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from

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Notes to Financial Statements (continued)

generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Series’ custodian, and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with each of PGIM, Inc., which provides subadvisory services to the Series through its PGIM Fixed Income unit, and Quantitative Management Associates LLC (“QMA”). Each subadvisory agreement provides that PGIM, Inc. and QMA will furnish investment advisory services in connection with the management of the Series. In connection therewith, PGIM, Inc. and QMA are obligated to keep certain books and records of the Series. PGIM Investments pays for the services of PGIM, Inc. and QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.65% of the Series’ average daily net assets up to and including $1 billion and 0.60% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended September 30, 2018.

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Effective July 1, 2018, PGIM Investments has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments has voluntarily agreed through September 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Effective October 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver through January 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to July 1, 2018, PGIM Investments had entered into a contractual agreement that waived management fees in an amount up to 0.02% of the Series’ average daily net assets to the extent that the Series’ net annual operating expenses (exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses) exceeded 0.86% of the Series’ average daily net assets on an annualized basis. Separately, PGIM Investments had contractually agreed, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees caused the total annual Series Operating Expenses to exceed 0.88% of average daily net assets for Class R6 shares or 1.63% of average daily net assets for Class R shares.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or services fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has

PGIM Balanced Fund	117

Notes to Financial Statements (continued)

contractually agreed through January 31, 2020 to limit such fees to 0.50% of the average daily net assets of Class R shares.

PIMS has advised the Series that it received $624,606 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2018, it received $6,008 and $15,387 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc., PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2018, no such transactions were entered into by the Series.

The Series invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Series also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2018, PGIM, Inc. was compensated $513 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the

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Money Market Fund. Earnings from the Core Funds and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2018, were $827,959,789 and $792,966,073, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual funds for the year ended September 30, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Short-Term Bond Fund	$20,882,306	$554,918	$2,000,000	$67,448	$(157,497)	$19,347,175	2,087,074	$554,918
PGIM Core Ultra Short Bond Fund	7,377,347	151,782,812	144,370,121	—	—	14,790,038	14,790,038	225,289
PGIM Institutional Money Market Fund	1,032,430	15,164,913	16,197,227	(50)	(66)	—	—	569	**

	$29,292,083	$167,502,643	$162,567,348	$67,398	$(157,563)	$34,137,213		$780,776

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2018, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $293,548 primarily due to reclassification of net foreign currency gains, paydown gain (loss), swap income, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

PGIM Balanced Fund	119

Notes to Financial Statements (continued)

For the year ended September 30, 2018, the tax character of dividends paid by the Series were $15,790,216 of ordinary income and $16,109,139 of long-term capital gains. For the year ended September 30, 2017, the tax character of dividends paid by the Series were $10,165,921 of ordinary income and $11,583,403 of long-term capital gains.

As of September 30, 2018, the accumulated undistributed earnings on a tax basis were $7,663,387 of ordinary income and $24,461,890 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$580,026,518	$101,865,740	$(15,540,311)	$86,325,429

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, trust preferred securities and other cost basis differences between financial reporting and tax accounting.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and

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Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.625 billion shares of common stock at $0.001 par value. There are 923 million shares authorized for the Series, divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 125 million, 3 million, 25 million, 125 million, 280 million, 75 million and 290 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 643 Class R6 shares of the Series. At reporting period end, three shareholders of record held 32% of the Series’ outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2018:
Shares sold	2,114,633	$33,859,226
Shares issued in reinvestment of dividends and distributions	1,183,723	18,679,243
Shares reacquired	(2,881,571)	(46,190,036)

Net increase (decrease) in shares outstanding before conversion	416,785	6,348,433
Shares issued upon conversion from other share class(es)	146,588	2,364,669
Shares reacquired upon conversion into other share class(es)	(98,898)	(1,578,382)

Net increase (decrease) in shares outstanding	464,475	$7,134,720

Year ended September 30, 2017:
Shares sold	2,514,509	$37,992,401
Shares issued in reinvestment of dividends and distributions	937,107	13,911,744
Shares reacquired	(3,058,535)	(46,399,474)

Net increase (decrease) in shares outstanding before conversion	393,081	5,504,671
Shares issued upon conversion from other share class(es)	152,354	2,334,216
Shares reacquired upon conversion into other share class(es)	(618,239)	(9,279,826)

Net increase (decrease) in shares outstanding	(72,804)	$(1,440,939)

PGIM Balanced Fund	121

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended September 30, 2018:
Shares sold	52,625	$856,463
Shares issued in reinvestment of dividends and distributions	29,949	474,518
Shares reacquired	(99,677)	(1,594,591)

Net increase (decrease) in shares outstanding before conversion	(17,103)	(263,610)
Shares reacquired upon conversion into other share class(es)	(102,780)	(1,673,559)

Net increase (decrease) in shares outstanding	(119,883)	$(1,937,169)

Year ended September 30, 2017:
Shares sold	80,892	$1,226,822
Shares issued in reinvestment of dividends and distributions	27,001	401,662
Shares reacquired	(118,638)	(1,802,332)

Net increase (decrease) in shares outstanding before conversion	(10,745)	(173,848)
Shares reacquired upon conversion into other share class(es)	(102,859)	(1,589,127)

Net increase (decrease) in shares outstanding	(113,604)	$(1,762,975)

Class C
Year ended September 30, 2018:
Shares sold	1,574,301	$25,358,883
Shares issued in reinvestment of dividends and distributions	223,893	3,550,964
Shares reacquired	(895,301)	(14,375,739)

Net increase (decrease) in shares outstanding before conversion	902,893	14,534,108
Shares reacquired upon conversion into other share class(es)	(95,177)	(1,541,254)

Net increase (decrease) in shares outstanding	807,716	$12,992,854

Year ended September 30, 2017:
Shares sold	1,841,293	$28,019,593
Shares issued in reinvestment of dividends and distributions	136,892	2,036,756
Shares reacquired	(887,964)	(13,559,270)

Net increase (decrease) in shares outstanding before conversion	1,090,221	16,497,079
Shares reacquired upon conversion into other share class(es)	(249,204)	(3,810,107)

Net increase (decrease) in shares outstanding	841,017	$12,686,972

Class R
Year ended September 30, 2018:
Shares sold	60,737	$980,875
Shares issued in reinvestment of dividends and distributions	3,582	56,555
Shares reacquired	(19,869)	(320,405)

Net increase (decrease) in shares outstanding	44,450	$717,025

Year ended September 30, 2017:
Shares sold	49,000	$754,000
Shares issued in reinvestment of dividends and distributions	1,309	19,489
Shares reacquired†	(7,075)	(106,903)

Net increase (decrease) in shares outstanding	43,234	$666,586

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Class Z	Shares	Amount
Year ended September 30, 2018:
Shares sold	3,912,312	$63,303,416
Shares issued in reinvestment of dividends and distributions	471,527	7,499,899
Shares reacquired	(2,121,228)	(34,174,419)

Net increase (decrease) in shares outstanding before conversion	2,262,611	36,628,896
Shares issued upon conversion from other share class(es)	176,101	2,840,247
Shares reacquired upon conversion into other share class(es)	(30,366)	(485,580)

Net increase (decrease) in shares outstanding	2,408,346	$38,983,563

Year ended September 30, 2017:
Shares sold	3,809,479	$57,975,852
Shares issued in reinvestment of dividends and distributions	284,391	4,262,986
Shares reacquired	(2,344,631)	(35,788,602)

Net increase (decrease) in shares outstanding before conversion	1,749,239	26,450,236
Shares issued upon conversion from other share class(es)	817,647	12,394,597
Shares reacquired upon conversion into other share class(es)	(3,199)	(49,753)

Net increase (decrease) in shares outstanding	2,563,687	$38,795,080

Class R6
Period ended September 30, 2018*:
Shares sold	149,589	$2,452,124
Shares issued in reinvestment of dividends and distributions	360	5,871
Shares reacquired	(2,881)	(47,238)

Net increase (decrease) in shares outstanding before conversion	147,068	2,410,757
Shares issued upon conversion from other share class(es)	4,604	73,859

Net increase (decrease) in shares outstanding	151,672	$2,484,616

†	Includes affiliated redemptions of 324 shares with a value of $5,058 for Class R shares.
*	Commencement of offering was November 28, 2017.

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA was renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

PGIM Balanced Fund	123

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the reporting period ended September 30, 2018.

8. Other Risks

The Series’ risks include, but are not limited to, the risks discussed below:

Bond Obligations Risk: The Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may

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be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk. The Series’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Series may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Series are difficult to purchase or sell. Liquidity risk includes the risk that the Series may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Series may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Series may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

Class A Shares
		Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.93	$14.99	$14.67	$16.45	$14.70
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	1.43	1.25	(0.09)	1.76
Total from investment operations	1.34	1.60	1.43	0.09	1.96
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.18)	(0.19)	(0.33)	(0.21)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	-
Total dividends and distributions	(0.89)	(0.66)	(1.11)	(1.87)	(0.21)
Net asset value, end of year	$16.38	$15.93	$14.99	$14.67	$16.45
Total Return(b):	8.66%	10.99%	10.15%	0.17%	13.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$360,798	$343,550	$324,422	$295,456	$303,153
Average net assets (000)	$352,124	$332,088	$308,458	$309,664	$295,552
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.12%	1.18%	1.23%	1.23%	1.22%
Expenses before waivers and/or expense reimbursement	1.17% (d)	1.20%	1.25%	1.25%	1.24%
Net investment income (loss)	1.22%	1.11%	1.23%	1.16%	1.27%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Class B Shares
		Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.02	$15.08	$14.75	$16.45	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.06	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	1.43	1.25	(0.09)	1.75
Total from investment operations	1.19	1.49	1.33	(0.02)	1.84
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.08)	(0.14)	(0.10)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	-
Total dividends and distributions	(0.74)	(0.55)	(1.00)	(1.68)	(0.10)
Net asset value, end of year	$16.47	$16.02	$15.08	$14.75	$16.45
Total Return(b):	7.62%	10.16%	9.41%	(0.49)%	12.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,374	$11,040	$12,101	$12,376	$14,899
Average net assets (000)	$10,376	$11,624	$12,405	$14,068	$14,806
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.07%	1.88%	1.93%	1.93%	1.92%
Expenses before waivers and/or expense reimbursement	2.13% (d)	1.90%	1.95%	1.95%	1.94%
Net investment income (loss)	0.26%	0.41%	0.54%	0.46%	0.57%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund	127

Financial Highlights (continued)

Class C Shares
		Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.02	$15.08	$14.74	$16.45	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	1.43	1.26	(0.10)	1.75
Total from investment operations	1.24	1.49	1.34	(0.03)	1.84
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.08)	(0.14)	(0.10)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	-
Total dividends and distributions	(0.78)	(0.55)	(1.00)	(1.68)	(0.10)
Net asset value, end of year	$16.48	$16.02	$15.08	$14.74	$16.45
Total Return(b):	7.92%	10.16%	9.49%	(0.56)%	12.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$89,949	$74,527	$57,448	$30,093	$20,838
Average net assets (000)	$82,930	$66,532	$43,525	$26,353	$17,899
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.81%	1.88%	1.93%	1.93%	1.92%
Expenses before waivers and/or expense reimbursement	1.87% (d)	1.90%	1.95%	1.95%	1.94%
Net investment income (loss)	0.52%	0.41%	0.53%	0.47%	0.58%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

128

Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.94	$15.00	$14.68	$16.43	$14.69
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.15	0.15	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14	1.43	1.25	(0.09)	1.75
Total from investment operations	1.25	1.57	1.40	0.06	1.92
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.16)	(0.27)	(0.18)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	-
Total dividends and distributions	(0.81)	(0.63)	(1.08)	(1.81)	(0.18)
Net asset value, end of year	$16.38	$15.94	$15.00	$14.68	$16.43
Total Return(b):	8.07%	10.77%	9.93%	0.02%	13.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,226	$1,457	$723	$553	$482
Average net assets (000)	$1,837	$947	$739	$528	$395
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.63%	1.38%	1.43%	1.43%	1.42%
Expenses before waivers and/or expense reimbursement	2.88% (d)	1.65%	1.70%	1.70%	1.69%
Net investment income (loss)	0.71%	0.92%	1.04%	0.96%	1.08%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund	129

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.04	$15.09	$14.75	$16.57	$14.80
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.22	0.22	0.23	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	1.43	1.27	(0.10)	1.77
Total from investment operations	1.39	1.65	1.49	0.13	2.02
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.23)	(0.41)	(0.25)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	-
Total dividends and distributions	(0.94)	(0.70)	(1.15)	(1.95)	(0.25)
Net asset value, end of year	$16.49	$16.04	$15.09	$14.75	$16.57
Total Return(b):	8.91%	11.32%	10.57%	0.41%	13.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$183,204	$139,497	$92,562	$63,516	$98,321
Average net assets (000)	$156,026	$118,555	$79,518	$59,423	$89,928
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.82%	0.88%	0.93%	0.93%	0.92%
Expenses before waivers and/or expense reimbursement	0.88% (d)	0.90%	0.95%	0.95%	0.94%
Net investment income (loss)	1.52%	1.41%	1.53%	1.45%	1.57%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

130

Class R6 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.48
Income (loss) from investment operations:
Net investment income (loss)	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73
Total from investment operations	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.25)
Distributions from net realized gains	(0.69)
Total dividends and distributions	(0.94)
Net asset value, end of period	$16.50
Total Return(c):	6.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,502
Average net assets (000)	$295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.67%	(e)
Expenses before waivers and/or expense reimbursement	11.39%	(e)
Net investment income (loss)	1.73%	(e)
Portfolio turnover rate(f)(g)	145%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund	131

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Balanced Fund (formerly Prudential Balanced Fund) (the “Fund”), a series of Prudential Investment Portfolios, Inc., including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 19, 2018

132

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2018, the Series reported the maximum amount allowed per share, but not less than $.45 for Class A, B, C, R, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2018, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
PGIM Balanced Fund	42.36%	37.10%	18.81%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2018.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.56% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

PGIM Balanced Fund	133

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Balanced Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Balanced Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Balanced Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (55) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Balanced Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Balanced Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Balanced Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the QMA and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, QMA and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”)

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as to each of PGIM Investments, QMA and PGIM Fixed Income. The Board noted that both QMA and PGIM Fixed Income are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, QMA and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets

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forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board noted PGIM Investments’ assertion that the Fund’s underperformance relative to its Peer Universe was attributable to the fact that many of the funds in the Peer Universe had higher equity exposures in comparison to the Fund, and funds with high equity exposures benefitted from the strong performance of the equity markets during 2017.

•	The Board further noted that the Fund’s longer-term performance had been strong, with the Fund ranked in the first quartile of its Peer Universe over the three-, five- and ten-year periods.
•

The Board and PGIM Investments agreed to enhance the Fund’s existing expense cap, such that, effective July 1, 2018, the expense cap (exclusive of certain fees and expenses) is 1.00% for Class A shares, 1.63% for Class R shares and 0.65% for Class R6 shares through January 31, 2020. In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class.

•

The Board and PGIM Investments also agreed to contractually reduce the Fund’s subadvisory fee schedules. Such that effective July 1, 2018, the new subadvisory fee is 0.30% on all assets managed by QMA, and 0.20% on all assets managed by PGIM Fixed Income

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements with the permanent subadvisory fee reductions.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Balanced Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Balanced Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM BALANCED FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX	PIBQX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859	74437E461

* Formerly known as Class Q shares.

MF185 E

PGIM JENNISON EQUITY OPPORTUNITY FUND

(Formerly known as Prudential Jennison Equity Opportunity Fund)

ANNUAL REPORT

SEPTEMBER 30, 2018

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Objective: Long-term growth of capital

Highlights (unaudited)

•

Equity market advances were supported by accelerating economic expansion, robust employment, strong corporate profit growth, accumulating cash on company balance sheets, and rising business and consumer confidence.

•	Growth sectors like information technology and consumer discretionary performed particularly well in the period and large-cap growth companies dominated broad market returns.

•	The growth environment was a headwind for the Fund’s performance relative to the broad market and certain individual holdings did not perform as expected.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Equity Opportunity Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Equity Opportunity Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Equity Opportunity Fund

November 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison Equity Opportunity Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.21	8.83	10.39	—
Class B	7.57	9.12	10.23	—
Class C	11.65	9.31	10.25	—
Class R	12.85	9.79	10.77	—
Class Z	13.74	10.40	11.37	—
Class R6*	13.75	N/A	N/A	9.16 (11/25/14)
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Customized Blend Funds Average**
	12.48	10.58	10.09	—
Lipper Multi-Cap Core Funds Average**
	14.05	11.05	10.40	—

	Average Annual Total Returns as of 9/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	13.45	10.07	11.02	—
Class B	12.35	9.26	10.23	—
Class C	12.61	9.31	10.25	—
Class R	12.85	9.79	10.77	—
Class Z	13.74	10.40	11.37	—
Class R6*	13.75	N/A	N/A	9.16 (11/25/14)
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Customized Blend Funds Average**
	12.48	10.58	10.09	—
Lipper Multi-Cap Core Funds Average**
	14.05	11.05	10.40	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2008) and the account values at the end of the current fiscal year (September 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

*Formerly known as Class Q shares.

**The Lipper Customized Blend Funds Average is a blend of the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds Averages. The Lipper Customized Blend Funds Average was utilized because the Fund’s manager believes that a blend of the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds Averages provides a more appropriate basis for Fund performance comparisons, although Lipper classifies the Fund in its Multi-Cap Core Funds universe.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the class’ inception date.

PGIM Jennison Equity Opportunity Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares through 9/30/18 is 11.63%.

Lipper Customized Blend Funds Average—The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Funds and Lipper Multi-Cap Core Funds Averages. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares through 9/30/18 is 8.48%.

Lipper Multi-Cap Core Funds Average—The Lipper Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Core Funds universe for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market

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capitalizations of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares through 9/30/18 is 8.98%.

Lipper Multi-Cap Value Funds Average—The Lipper Multi-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Value Funds universe for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value Funds in the Lipper Average typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares through 9/30/18 is 7.47%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 9/30/18 (%)
Microsoft Corp., Software	2.2
JPMorgan Chase & Co., Banks	2.0
Alphabet, Inc., Internet Software & Services	2.0
United Technologies Corp., Aerospace & Defense	2.0
Union Pacific Corp., Road & Rail	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/18 (%)
Banks	10.3
Hotels, Restaurants & Leisure	8.9
Software	6.0
Media	5.4
Pharmaceuticals	4.8

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Equity Opportunity Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Equity Opportunity Fund’s Class Z shares rose 13.74% in the 12-month period that ended September 30, 2018. In the same period, the S&P 500 Index (the Index) advanced 17.91% and the Lipper Customized Blend Funds Average climbed 12.48%.

What was the market environment?

•

Equity returns were strong in the reporting period. Global gross domestic product (GDP) advanced at a healthy pace, long-term interest rates remained low, and central banks (including the Federal Reserve) tightened monetary policy gradually in light of subdued inflation.

•

Solid US economic fundamentals included accelerating economic expansion, robust employment, strong corporate profit growth, accumulating cash on company balance sheets, and rising business and consumer confidence.

•

Reduced regulatory pressures and corporate taxation also contributed to market performance. However, trade-related tensions gathered steam as threats from Washington sparked retaliatory measures from global trade partners.

•

Growth sectors like information technology and consumer discretionary performed particularly well in the Index, while returns for more defensive sectors like utilities, consumer staples, and materials were more modest.

•	Across Russell’s US Equity indices, Large-Cap Growth performed the best while Mid-Cap Value and Small Cap Value were the weakest-performing market segments.

What worked?

From a sector perspective, investments in the consumer staples, industrials, and communication services sectors contributed the most to the Fund’s performance versus the Index.

•

In the latter group, Twenty-First Century Fox Inc. was a standout. Jennison thought the public markets undervalued the stock. The Fund’s position proved a notable contributor to performance when shares of the media giant rose in July 2018 on news that the US Department of Justice’s antitrust division granted approval for Disney’s proposed acquisition of Fox, while also requiring the sale of Fox Sports Regional Networks.

Individual holdings in other sectors that performed particularly well included:

•

PTC Inc., which develops software products and solutions, contributed to the Fund’s performance. During the period, the firm’s bookings were better than expected, giving Jennison confidence in the strength of its end markets. The company also announced plans to offer subscription-only products starting in January 2019, and also enjoyed continued success in its Internet of Things (IoT) division. Jennison expects steady market

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share growth for PTC’s core business and thinks the firm’s transition to a subscription-based model and its IoT growth are catalysts for better future earnings.

•

Microsoft Corp. benefited from the strength of Azure, its cloud offering, as well as from a steady PC business. Meanwhile, its Office 365 subscription service drove operating income improvements in the company’s productivity and business process segment. Jennison believes that continued improving top-line growth and expanding profit margins should drive multiple years of accelerated earnings-per-share growth.

•

Apple Inc.’s fundamental strength reflected the proliferation of the iOS platform used in its smartphones, tablets, and personal devices across the global landscape. As developed-world penetration of the company’s hardware products matures, growth in unit sales is expected to slow. However, Jennison believes that Apple remains attractive because the company’s product updates—especially in higher-priced categories—have maintained comparable margin profiles. In addition, the company is able to successfully update products at high price points and retain customers through its ease-of-use across devices. With its huge installed base, Apple is now benefiting from rapid growth in service business subscriptions, such as apps and music, which are a key source of recurring revenue. This business is the company’s fastest-growing and highest-margin segment.

•

SeaWorld Entertainment Inc. posted very strong results with operating performance that exceeded expectations, giving credence to Jennison’s expectations of an ongoing turnaround at the company. Although Jennison believes the market has low expectations for this stock, it also thinks management has multiple options available to continue improving earnings and free cash flow. And Jennison continues to believe the company’s shares could move materially higher from where they stood at the end of the reporting period.

What didn’t work?

Overall, stock selection in information technology and consumer discretionary hurt relative results, as the Fund’s sectors did not keep pace with the strong returns in the S&P 500’s sectors. Holdings in these sectors that performed poorly in the period included:

•

Diebold Nixdorf Inc., a manufacturer of self-service ATM and currency processing systems, detracted from Fund performance as it missed earnings expectations, reduced full-year guidance, and announced another business restructuring. Jennison was patient with this holding for quite some time, believing the industry was on the cusp of an ATM upgrade cycle; however, Jennison eliminated the position in August 2018 due to ongoing operational execution missteps.

•

Houghton Mifflin Harcourt provides content, services, and technology solutions for educational institutions and consumers. Shares were weak in the period on concerns of whether new science and social studies programs could stabilize sales ahead of expected

PGIM Jennison Equity Opportunity Fund	13

Strategy and Performance Overview (continued)

big math textbook adoptions in 2019. More recently, earnings were slightly below expectations, as the broader industry struggled in 2018. Jennison thinks aggressive cost management initiatives could be a source of margin and free-cash-flow upside. Longer term, Jennison sees the potential for the firm to take market share as it ramps up its digital platform.

•

Shares of International Game Technology plc (IGT), a maker of slot machines, were weak along with the broader global gaming sector due to hedge fund liquidation. In addition, a significant portion of IGT’s business comes from Italy, where fears about potential changes to gaming/lottery regulations and taxes by a new Italian government, as well as worry the country may exit the European Union, also hurt the stock. In Jennison’s view, fundamentals remain sound and the company delivered earnings in line or above expectations for the last three quarters of the period. The core lottery business is a recurring, steady cash generator, in Jennison’s view, and there is an accelerating turnaround for IGT’s US-focused slot machine business. Jennison remains positive on IGT’s attractive valuation and free-cash-flow characteristics, as well as its strong risk-reward profile.

Individual disappointments across other sectors also weighed on the Fund’s performance:

•

Brighthouse Financial Inc. (BHF) is the US retail life and annuity business spun off from insurance firm MetLife Inc. last year. Operating earnings fell short of expectations; however, annuity sales, which are a potential key driver for organic growth, were stronger than expected. Although the life insurance space includes many companies trading at what Jennison believes are cheap prices, the variable annuity space is extremely oversold and BHF is significantly undervalued, in Jennison’s view. In June 2018 , MetLife completed a debt-for-equity swap of its remaining holdings in BHF’s stock, which eliminated any expected share sale overhang. Jennison thinks BHF’s potential upside will be a function of the firm’s ability to successfully execute its business model and hit its financial targets.

•

Agnico Eagle Mines Ltd. is a Canada-based operator of nine gold mines in Canada, Finland, and Mexico, with exploration and development activities in each of these countries, as well as in the US. The firm reported weaker-than-expected second-quarter 2018 earnings due to a higher tax rate. However, production was ahead of estimates and the company increased its full-year production guidance. In addition, positive operational execution was offset by lower gold prices due to a stronger US dollar during the second quarter. Jennison continues to like the company’s consistent record of delivery and a rich organic project pipeline, which should materially grow production over the next two years.

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Current outlook

•

Jennison believes that equity markets should be supported by real GDP growth, accelerating earnings and revenues, higher interest rates, and an improved fiscal environment with policies benefiting domestic companies and encouraging capital reinvestment.

•	At the same time, a broader set of companies should outgrow the market averages, aided by improved organic growth, higher business reinvestment, and lower tax rates.

•

Over the last two years, the increase in the stock prices of the companies owned by the Fund were driven primarily by those companies’ higher earnings. Jennison anticipates earnings will continue to drive performance of portfolio holdings going forward. In addition, Jennison expects some valuation expansion for companies left behind amid the recent rally in momentum and high price/earnings (P/E) growth stocks, particularly large- and mega-cap technology names.

•

Jennison’s high active share and its ability to invest without constraints on sector, industry, or market-cap allocations should be important differentiators going forward. Historic flows into capitalization-weighted passive indices and large-cap growth stocks, especially within technology, have exacerbated a valuation disparity, creating more-exceptional risk/reward opportunities for Jennison to exploit.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Twenty-First Century Fox Inc.	1.17	Diebold Nixdorf Inc.	–0.62
Microsoft Corp.	0.99	Houghton Mifflin Harcourt	–0.54
SeaWorld Entertainment Inc.	0.95	Brighthouse Financial Inc.	–0.35
PTC Inc.	0.80	Agnico Eagle Mines Ltd.	–0.33
Apple Inc.	0.80	International Game Technology plc	–0.28

PGIM Jennison Equity Opportunity Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,058.00	1.05%	$5.42
	Hypothetical	$1,000.00	$1,019.80	1.05%	$5.32
Class B	Actual	$1,000.00	$1,052.90	2.03%	$10.45
	Hypothetical	$1,000.00	$1,014.89	2.03%	$10.25
Class C	Actual	$1,000.00	$1,054.10	1.77%	$9.11
	Hypothetical	$1,000.00	$1,016.19	1.77%	$8.95
Class R	Actual	$1,000.00	$1,055.10	1.53%	$7.88
	Hypothetical	$1,000.00	$1,017.40	1.53%	$7.74
Class Z	Actual	$1,000.00	$1,059.60	0.77%	$3.98
	Hypothetical	$1,000.00	$1,021.21	0.77%	$3.90
Class R6**	Actual	$1,000.00	$1,059.50	0.73%	$3.77
	Hypothetical	$1,000.00	$1,021.41	0.73%	$3.70

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Jennison Equity Opportunity Fund	17

Schedule of Investments

as of September 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS

Aerospace & Defense 2.0%
United Technologies Corp.	60,270	$8,426,349

Airlines 1.6%
Delta Air Lines, Inc.	117,523	6,796,355

Banks 10.3%
Bank of America Corp.	84,059	2,476,378
BB&T Corp.	141,653	6,875,837
Citigroup, Inc.	104,983	7,531,481
JPMorgan Chase & Co.	77,423	8,736,411
Pinnacle Financial Partners, Inc.	78,327	4,711,369
PNC Financial Services Group, Inc. (The)	55,796	7,598,857
Wells Fargo & Co.	114,240	6,004,454

		43,934,787

Biotechnology 4.4%
Alexion Pharmaceuticals, Inc.*	50,011	6,952,029
BioMarin Pharmaceutical, Inc.*	67,525	6,547,899
Celgene Corp.*	57,508	5,146,391

		18,646,319

Capital Markets 3.3%
Goldman Sachs Group, Inc. (The)	29,925	6,710,382
Gores Holdings II, Inc. (Class A Stock)*	335,925	3,567,524
Morgan Stanley	78,511	3,656,257

		13,934,163

Chemicals 2.7%
Albemarle Corp.	53,118	5,300,114
DowDuPont, Inc.	94,772	6,094,787

		11,394,901

Commercial Services & Supplies 0.8%
Mobile Mini, Inc.	81,468	3,572,372

Containers & Packaging 1.1%
Graphic Packaging Holding Co.	350,136	4,905,405

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	19

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Consumer Services 1.8%
Houghton Mifflin Harcourt Co.*	468,398	$3,278,786
Laureate Education, Inc. (Class A Stock)*(a)	294,969	4,554,321

		7,833,107

Diversified Telecommunication Services 0.9%
Inmarsat PLC (United Kingdom)	605,074	3,912,913

Electrical Equipment 2.0%
Emerson Electric Co.	71,993	5,513,224
GrafTech International Ltd.	162,132	3,163,195

		8,676,419

Electronic Equipment, Instruments & Components 1.2%
FLIR Systems, Inc.	80,452	4,945,385

Energy Equipment & Services 2.3%
Halliburton Co.	92,773	3,760,090
TechnipFMC PLC (United Kingdom)	197,995	6,187,344

		9,947,434

Equity Real Estate Investment Trusts (REITs) 1.5%
CoreCivic, Inc.	266,369	6,480,758

Food & Staples Retailing 1.2%
Walmart, Inc.	56,763	5,330,613

Food Products 1.9%
Conagra Brands, Inc.	45,968	1,561,533
Mondelez International, Inc. (Class A Stock)	149,643	6,428,663

		7,990,196

Health Care Equipment & Supplies 0.7%
Siemens Healthineers AG (Germany), 144A*	70,434	3,093,015

Health Care Providers & Services 3.6%
Centene Corp.*	30,928	4,477,756
Cigna Corp.	32,532	6,774,789
UnitedHealth Group, Inc.	15,012	3,993,792

		15,246,337

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 8.9%
Carnival Corp.	53,758	$3,428,148
Extended Stay America, Inc., UTS	256,694	5,192,919
Hyatt Hotels Corp. (Class A Stock)	49,753	3,959,841
International Game Technology PLC	288,093	5,689,837
MGM Resorts International	193,580	5,402,818
Playa Hotels & Resorts NV*	490,360	4,722,167
SeaWorld Entertainment, Inc.*	174,441	5,482,681
Wendy’s Co. (The)	245,761	4,212,343

		38,090,754

Insurance 3.3%
Brighthouse Financial, Inc.*	96,895	4,286,635
Chubb Ltd.	21,785	2,911,347
MetLife, Inc.	147,735	6,902,179

		14,100,161

Internet & Direct Marketing Retail 0.9%
Qurate Retail, Inc.*	181,761	4,036,912

Internet Software & Services 4.8%
Alphabet, Inc. (Class C Stock)*	7,267	8,672,947
Eventbrite, Inc. (Class A Stock)*	4,926	187,040
Facebook, Inc. (Class A Stock)*	29,094	4,784,799
Spotify Technology SA*	19,311	3,492,008
Tencent Holdings Ltd. (China)	79,076	3,260,671

		20,397,465

IT Services 1.2%
Teradata Corp.*	130,530	4,922,286

Machinery 2.5%
Caterpillar, Inc.	30,536	4,656,435
Trinity Industries, Inc.	164,817	6,038,895

		10,695,330

Media 5.4%
Comcast Corp. (Class A Stock)	111,637	3,953,066
Liberty Global PLC (United Kingdom) (Class C Stock)*	216,784	6,104,638

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	21

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Media (cont’d.)
Twenty-First Century Fox, Inc. (Class A Stock)	126,894	$5,878,999
Viacom, Inc. (Class B Stock)	207,690	7,011,614

		22,948,317

Metals & Mining 1.6%
Agnico Eagle Mines Ltd. (Canada)	107,562	3,678,620
Lundin Mining Corp. (Chile)	563,831	2,985,797

		6,664,417

Oil, Gas & Consumable Fuels 3.9%
Anadarko Petroleum Corp.	71,474	4,818,062
Concho Resources, Inc.*	35,766	5,463,257
Noble Energy, Inc.	209,546	6,535,740

		16,817,059

Pharmaceuticals 4.8%
Allergan PLC	40,464	7,707,583
Bristol-Myers Squibb Co.	115,227	7,153,292
Merck & Co., Inc.	81,151	5,756,852

		20,617,727

Professional Services 2.4%
ManpowerGroup, Inc.	45,597	3,919,518
Nielsen Holdings PLC	229,986	6,361,413

		10,280,931

Road & Rail 2.0%
Union Pacific Corp.	51,285	8,350,737

Semiconductors & Semiconductor Equipment 1.8%
QUALCOMM, Inc.(a)	104,260	7,509,848

Software 6.0%
BlackBerry Ltd. (Canada)*	493,378	5,614,642
Microsoft Corp.	83,436	9,542,575
PTC, Inc.*	39,831	4,229,654
Verint Systems, Inc.*	121,531	6,088,703

		25,475,574

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 2.8%
Apple, Inc.	35,809	$8,083,524
Pure Storage, Inc. (Class A Stock)*	156,691	4,066,131

		12,149,655

Textiles, Apparel & Luxury Goods 1.6%
Tapestry, Inc.	131,729	6,622,017

Tobacco 0.7%
Philip Morris International, Inc.	38,960	3,176,798

Trading Companies & Distributors 1.7%
Beacon Roofing Supply, Inc.*	106,682	3,860,821
Univar, Inc.*	107,395	3,292,731

		7,153,552

TOTAL LONG-TERM INVESTMENTS (cost $342,792,988)		425,076,368

SHORT-TERM INVESTMENTS 2.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	2,825,593	2,825,593
PGIM Institutional Money Market Fund (cost $8,057,687; includes $8,047,359 of cash collateral for securities on loan)(b)(w)	8,056,882	8,057,687

TOTAL SHORT-TERM INVESTMENTS (cost $10,883,280)		10,883,280

TOTAL INVESTMENTS 102.2% (cost $353,676,268)		435,959,648
Liabilities in excess of other assets (2.2)%		(9,263,151)

NET ASSETS 100.0%		$426,696,497

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

REITs—Real Estate Investment Trusts

UTS—Unit Trust Security

*	Non-income producing security.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	23

Schedule of Investments (continued)

as of September 30, 2018

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,928,582; cash collateral of $8,047,359 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$8,426,349	$—	$—
Airlines	6,796,355	—	—
Banks	43,934,787	—	—
Biotechnology	18,646,319	—	—
Capital Markets	13,934,163	—	—
Chemicals	11,394,901	—	—
Commercial Services & Supplies	3,572,372	—	—
Containers & Packaging	4,905,405	—	—
Diversified Consumer Services	7,833,107	—	—
Diversified Telecommunication Services	—	3,912,913	—
Electrical Equipment	8,676,419	—	—
Electronic Equipment, Instruments & Components	4,945,385	—	—
Energy Equipment & Services	9,947,434	—	—
Equity Real Estate Investment Trusts (REITs)	6,480,758	—	—
Food & Staples Retailing	5,330,613	—	—
Food Products	7,990,196	—	—
Health Care Equipment & Supplies	—	3,093,015	—
Health Care Providers & Services	15,246,337	—	—
Hotels, Restaurants & Leisure	38,090,754	—	—
Insurance	14,100,161	—	—
Internet & Direct Marketing Retail	4,036,912	—	—
Internet Software & Services	17,136,794	3,260,671	—
IT Services	4,922,286	—	—
Machinery	10,695,330	—	—
Media	22,948,317	—	—
Metals & Mining	6,664,417	—	—
Oil, Gas & Consumable Fuels	16,817,059	—	—
Pharmaceuticals	20,617,727	—	—

See Notes to Financial Statements.

24

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Professional Services	$10,280,931	$—	$—
Road & Rail	8,350,737	—	—
Semiconductors & Semiconductor Equipment	7,509,848	—	—
Software	25,475,574	—	—
Technology Hardware, Storage & Peripherals	12,149,655	—	—
Textiles, Apparel & Luxury Goods	6,622,017	—	—
Tobacco	3,176,798	—	—
Trading Companies & Distributors	7,153,552	—	—
Affiliated Mutual Funds	10,883,280	—	—

Total	$425,693,049	$10,266,599	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2018 were as follows (unaudited):

Banks	10.3%
Hotels, Restaurants & Leisure	8.9
Software	6.0
Media	5.4
Pharmaceuticals	4.8
Internet Software & Services	4.8
Biotechnology	4.4
Oil, Gas & Consumable Fuels	3.9
Health Care Providers & Services	3.6
Insurance	3.3
Capital Markets	3.3
Technology Hardware, Storage & Peripherals	2.8
Chemicals	2.7
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	2.6
Machinery	2.5
Professional Services	2.4
Energy Equipment & Services	2.3
Electrical Equipment	2.0
Aerospace & Defense	2.0
Road & Rail	2.0
Food Products	1.9
Diversified Consumer Services	1.8%
Semiconductors & Semiconductor Equipment	1.8
Trading Companies & Distributors	1.7
Airlines	1.6
Metals & Mining	1.6
Textiles, Apparel & Luxury Goods	1.6
Equity Real Estate Investment Trusts (REITs)	1.5
Food & Staples Retailing	1.2
Electronic Equipment, Instruments & Components	1.2
IT Services	1.2
Containers & Packaging	1.1
Internet & Direct Marketing Retail	0.9
Diversified Telecommunication Services	0.9
Commercial Services & Supplies	0.8
Tobacco	0.7
Health Care Equipment & Supplies	0.7

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	25

Schedule of Investments (continued)

as of September 30, 2018

offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$7,928,582	$(7,928,582)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

26

Statement of Assets & Liabilities

as of September 30, 2018

Assets
Investments at value, including securities on loan of $7,928,582:
Unaffiliated investments (cost $342,792,988)	$425,076,368
Affiliated investments (cost $10,883,280)	10,883,280
Receivable for investments sold	849,218
Dividends receivable	453,691
Tax reclaim receivable	257,365
Receivable for Series shares sold	79,723
Prepaid expenses	3,736

Total Assets	437,603,381

Liabilities
Payable to broker for collateral for securities on loan	8,047,359
Payable for Series shares reacquired	1,349,053
Payable for investments purchased	1,068,033
Management fee payable	206,614
Accrued expenses and other liabilities	115,945
Distribution fee payable	89,517
Affiliated transfer agent fee payable	30,363

Total Liabilities	10,906,884

Net Assets	$426,696,497

Net assets were comprised of:
Common stock, at par	$20,826
Paid-in capital in excess of par	292,850,404

292,871,230
Undistributed net investment income	920,229
Accumulated net realized gain on investment and foreign currency transactions	50,613,564
Net unrealized appreciation on investments and foreign currencies	82,291,474

Net assets, September 30, 2018	$426,696,497

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	27

Statement of Assets & Liabilities

as of September 30, 2018

Class A
Net asset value and redemption price per share, ($229,733,388 ÷ 11,142,913 shares of common stock issued and outstanding)	$20.62
Maximum sales charge (5.50% of offering price)	1.20

Maximum offering price to public	$21.82

Class B
Net asset value, offering price and redemption price per share,
($4,877,490 ÷ 291,785 shares of common stock issued and outstanding)	$16.72

Class C
Net asset value, offering price and redemption price per share,
($32,764,654 ÷ 1,956,563 shares of common stock issued and outstanding)	$16.75

Class R
Net asset value, offering price and redemption price per share,
($3,424,162 ÷ 190,151 shares of common stock issued and outstanding)	$18.01

Class Z
Net asset value, offering price and redemption price per share,
($137,027,274 ÷ 6,368,250 shares of common stock issued and outstanding)	$21.52

Class R6
Net asset value, offering price and redemption price per share,
($18,869,529 ÷ 876,315 shares of common stock issued and outstanding)	$21.53

See Notes to Financial Statements.

28

Statement of Operations

Year Ended September 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $7,405 foreign withholding tax)	$7,375,296
Affiliated dividend income	96,589
Income from securities lending, net (including affiliated income of $14,784)	87,087

Total income	7,558,972

Expenses
Management fee	2,532,729
Distribution fee(a)	1,136,002
Transfer agent’s fees and expenses (including affiliated expense of $152,949)(a)	452,905
Registration fees(a)	91,539
Custodian and accounting fees	79,818
Shareholders’ reports	38,020
Audit fee	23,812
Legal fees and expenses	21,782
Directors’ fees	19,780
Miscellaneous	23,146

Total expenses	4,419,533
Less: Fee waiver and/or expense reimbursement(a)	(11,615)
Distribution fee waiver(a)	(11,355)

Net expenses	4,396,563

Net investment income (loss)	3,162,409

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $844)	59,360,416
Foreign currency transactions	(4,025)

59,356,391

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(416))	(8,582,655)
Foreign currencies	(4,899)

(8,587,554)

Net gain (loss) on investment and foreign currency transactions	50,768,837

Net Increase (Decrease) In Net Assets Resulting From Operations	$53,931,246

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	699,320	56,731	345,886	34,065	—	—
Transfer agent’s fees and expenses	250,490	16,487	34,645	5,787	145,365	131
Registration fees	16,363	14,490	14,489	14,669	16,859	14,669
Fee waiver and/or expense reimbursement	—	(8,861)	—	(2,754)	—	—
Distribution fee waiver	—	—	—	(11,355)	—	—

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	29

Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,162,409	$1,725,136
Net realized gain (loss) on investment and foreign currency transactions	59,356,391	45,183,930
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,587,554)	20,196,739

Net increase (decrease) in net assets resulting from operations	53,931,246	67,105,805

Dividends and Distributions
Dividends from net investment income
Class A	(2,088,750)	(1,787,242)
Class B	(25,855)	(24,068)
Class C	(172,299)	(125,231)
Class R	(36,612)	(42,479)
Class Z	(1,460,530)	(1,049,595)
Class R6	(219,570)	(178,312)

	(4,003,616)	(3,206,927)

Distributions from net realized gains
Class A	(28,302,850)	(15,484,653)
Class B	(865,699)	(570,058)
Class C	(5,171,433)	(2,966,179)
Class R	(614,183)	(442,240)
Class Z	(15,099,851)	(6,756,621)
Class R6	(2,089,917)	(1,047,774)

	(52,143,933)	(27,267,525)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	36,627,233	46,678,814
Net asset value of shares issued in reinvestment of dividends and distributions	54,563,324	29,444,765
Cost of shares reacquired	(80,122,188)	(91,668,331)

Net increase (decrease) in net assets from Series share transactions	11,068,369	(15,544,752)

Total increase (decrease)	8,852,066	21,086,601

Net Assets:
Beginning of year	417,844,431	396,757,830

End of year(a)	$426,696,497	$417,844,431

(a) Includes undistributed/(distributions in excess of) net investment income of:	$920,229	$1,700,121

See Notes to Financial Statements.

30

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six series: PGIM Balanced Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund, each of which are diversified funds and PGIM Growth Allocation Fund, PGIM Moderate Allocation Fund and PGIM Conservative Allocation Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Equity Opportunity Fund (the “Series”). Effective June 11, 2018, the name of the Series and the other Series which comprise the Company were changed by replacing “Prudential” with “PGIM” and each series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to achieve long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

PGIM Jennison Equity Opportunity Fund	31

Notes to Financial Statements (continued)

record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

32

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of

PGIM Jennison Equity Opportunity Fund	33

Notes to Financial Statements (continued)

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the

34

borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Equity Opportunity Fund	35

Notes to Financial Statements (continued)

2. Agreements

The Company, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Series’ custodian, and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates, LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.60% of the average daily net assets of the Series up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate, before any waivers and/or expense reimbursements was 0.59% for the year ended September 30, 2018.

PGIM Investments has contractually agreed, through January 31, 2019, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 2.03% of average daily net assets for Class B shares or 1.53% of average daily net assets for Class R shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of

36

the recoupment for that fiscal year. Effective October 1, 2018 this waiver agreement was extended through January 31, 2020.

Where applicable, PGIM Investments has voluntarily agreed through September 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Effective October 1, 2018, this voluntary agreement became part of the Fund’s contractual waiver through January 31, 2020. and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential

Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2020 to limit such fees to 0.50% of the average daily net assets of Class R shares.

PIMS has advised the Series that it received $125,524 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2018, it received $4,627 and $1,129 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer

PGIM Jennison Equity Opportunity Fund	37

Notes to Financial Statements (continued)

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2018, PGIM, Inc. was compensated $8,735 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2018, were $250,282,763 and $292,204,449, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual funds for the year ended September 30, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$3,912,584	$137,585,634	$138,672,625	$—	$—	$2,825,593	2,825,593	$96,589
PGIM Institutional Money Market Fund	19,771,770	150,548,577	162,263,088	(416)	844	8,057,687	8,056,882	14,784	**

	$23,684,354	$288,134,211	$300,935,713	$(416)	$844	$10,883,280		$111,373

*	The Funds did not have any capital gain distributions during the reporting period.

38

**	This amount is included in “Income from Securities Lending net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2018, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $61,315 primarily due to the reclassification of net foreign currency losses and book/tax differences in the treatment of passive foreign investment companies. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2018, the tax character of dividends paid by the Series were $15,890,443 of ordinary income and $40,257,106 of long-term capital gains. For the year ended September 30, 2017, the tax character of dividends paid were $3,206,927 of ordinary income and $27,267,525 of long-term capital gains.

As of September 30, 2018, the accumulated undistributed earnings on a tax basis were $12,099,524 of ordinary income and $40,264,722 of long-term capital gain. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$354,498,627	$97,651,179	$(16,190,158)	$81,461,021

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

PGIM Jennison Equity Opportunity Fund	39

Notes to Financial Statements (continued)

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.625 billion shares of common stock at $0.001 par value per shares. There are 1.02 billion shares authorized for the Series equally divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 100 million, 2 million, 25 million, 200 million, 325 million, 50 million and 320 million authorized shares, respectively.

The Series currently does not have any Class T shares outstanding.

Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 800,635 Class R6 shares of the Series. At reporting period end, three shareholders of record held 47% of the Series’ outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

40

Class A	Shares	Amount
Year ended September 30, 2018:
Series shares sold	422,464	$8,471,647
Shares issued in reinvestment of dividends and distributions	1,559,881	29,684,519
Series shares repurchased	(1,643,376)	(33,193,106)

Net increase (decrease) in shares outstanding before conversion	338,969	4,963,060
Shares issued upon conversion from other share class(es)	100,128	2,057,133
Shares reacquired upon conversion into other share class(es)	(262,675)	(5,235,053)

Net increase (decrease) in shares outstanding	176,422	$1,785,140

Year ended September 30, 2017:
Series shares sold	721,253	$14,428,089
Shares issued in reinvestment of dividends and distributions	865,729	16,795,140
Series shares repurchased	(2,105,817)	(42,105,703)

Net increase (decrease) in shares outstanding before conversion	(518,835)	(10,882,474)
Shares issued upon conversion from other share class(es)	112,309	2,283,260
Shares reacquired upon conversion into other share class(es)	(497,651)	(9,998,223)

Net increase (decrease) in shares outstanding	(904,177)	$(18,597,437)

Class B
Year ended September 30, 2018:
Series shares sold	13,417	$221,871
Shares issued in reinvestment of dividends and distributions	55,276	859,544
Series shares repurchased	(59,021)	(973,807)

Net increase (decrease) in shares outstanding before conversion	9,672	107,608
Shares reacquired upon conversion into other share class(es)	(73,261)	(1,241,332)

Net increase (decrease) in shares outstanding	(63,589)	$(1,133,724)

Year ended September 30, 2017:
Series shares sold	23,066	$388,054
Shares issued in reinvestment of dividends and distributions	35,274	576,029
Series shares repurchased	(69,462)	(1,164,819)

Net increase (decrease) in shares outstanding before conversion	(11,122)	(200,736)
Shares reacquired upon conversion into other share class(es)	(90,937)	(1,557,244)

Net increase (decrease) in shares outstanding	(102,059)	$(1,757,980)

Class C
Year ended September 30, 2018:
Series shares sold	89,194	$1,470,527
Shares issued in reinvestment of dividends and distributions	332,205	5,165,783
Series shares repurchased	(450,469)	(7,412,940)

Net increase (decrease) in shares outstanding before conversion	(29,070)	(776,630)
Shares reacquired upon conversion into other share class(es)	(33,000)	(544,663)

Net increase (decrease) in shares outstanding	(62,070)	$(1,321,293)

Year ended September 30, 2017:
Series shares sold	200,709	$3,392,531
Shares issued in reinvestment of dividends and distributions	178,318	2,911,925
Series shares repurchased	(535,046)	(9,017,836)

Net increase (decrease) in shares outstanding before conversion	(156,019)	(2,713,380)
Shares reacquired upon conversion into other share class(es)	(118,093)	(1,999,010)

Net increase (decrease) in shares outstanding	(274,112)	$(4,712,390)

PGIM Jennison Equity Opportunity Fund	41

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended September 30, 2018:
Series shares sold	31,539	$547,862
Shares issued in reinvestment of dividends and distributions	27,100	452,296
Series shares repurchased	(157,294)	(2,860,424)

Net increase (decrease) in shares outstanding before conversion	(98,655)	(1,860,266)
Shares reacquired upon conversion into other share class(es)	(81)	(1,430)

Net increase (decrease) in shares outstanding	(98,736)	$(1,861,696)

Year ended September 30, 2017:
Series shares sold	60,416	$1,069,583
Shares issued in reinvestment of dividends and distributions	19,144	331,771
Series shares repurchased	(132,221)	(2,364,000)

Net increase (decrease) in shares outstanding before conversion	(52,661)	(962,646)
Shares reacquired upon conversion into other share class(es)	(223)	(3,951)

Net increase (decrease) in shares outstanding	(52,884)	$(966,597)

Class Z
Year ended September 30, 2018:
Series shares sold	1,142,316	$24,101,133
Shares issued in reinvestment of dividends and distributions	811,892	16,091,695
Series shares repurchased	(1,543,556)	(32,430,378)

Net increase (decrease) in shares outstanding before conversion	410,652	7,762,450
Shares issued upon conversion from other share class(es)	256,812	5,337,693
Shares reacquired upon conversion into other share class(es)	(41,095)	(870,845)

Net increase (decrease) in shares outstanding	626,369	$12,229,298

Year ended September 30, 2017:
Series shares sold	1,237,852	$25,754,320
Shares issued in reinvestment of dividends and distributions	378,488	7,603,814
Series shares repurchased	(1,596,331)	(33,098,949)

Net increase (decrease) in shares outstanding before conversion	20,009	259,185
Shares issued upon conversion from other share class(es)	537,994	11,197,914
Shares reacquired upon conversion into other share class(es)	(1,326)	(27,395)

Net increase (decrease) in shares outstanding	556,677	$11,429,704

42

Class R6	Shares	Amount
Year ended September 30, 2018:
Series shares sold	86,566	$1,814,193
Shares issued in reinvestment of dividends and distributions	116,523	2,309,487
Series shares repurchased	(153,832)	(3,251,533)

Net increase (decrease) in shares outstanding before conversion	49,257	872,147
Shares issued upon conversion from other share class(es)	23,630	498,497

Net increase (decrease) in shares outstanding	72,887	$1,370,644

Year ended September 30, 2017:
Series shares sold	78,233	$1,646,237
Shares issued in reinvestment of dividends and distributions	60,999	1,226,086
Series shares repurchased	(187,659)	(3,917,024)

Net increase (decrease) in shares outstanding before conversion	(48,427)	(1,044,701)
Shares issued upon conversion from other share class(es)	4,981	104,649

Net increase (decrease) in shares outstanding	(43,446)	$(940,052)

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA was renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended September 30, 2018. The average daily balance for the 14 days that the Series had loans outstanding during the

PGIM Jennison Equity Opportunity Fund	43

Notes to Financial Statements (continued)

period was $315,929, borrowed at a weighted average interest rate of 2.85%. The maximum loan balance outstanding during the period was $535,000. At September 30, 2018, the Series did not have an outstanding loan balance.

8. Other Risks

The Series’ risks include, but are not limited to, the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU

44

effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Jennison Equity Opportunity Fund	45

Financial Highlights

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.89	$19.11	$18.46	$21.48	$19.56
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.08	0.14	0.12	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	3.21	1.97	(1.20)	2.63
Total from investment operations	2.56	3.29	2.11	(1.08)	2.68
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.13)	(0.04)	(0.04)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.83)	(1.51)	(1.46)	(1.94)	(0.76)
Net asset value, end of year	$20.62	$20.89	$19.11	$18.46	$21.48
Total Return(b):	13.39%	17.80%	12.14%	(5.38)%	14.00%
Ratios/Supplemental Data:
Net assets, end of year (000)	$229,733	$229,043	$226,889	$245,320	$303,859
Average net assets (000)	$233,106	$231,082	$235,287	$290,318	$291,978
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.06%	1.09%	1.07%	1.10%	1.07%
Expenses before waivers and/or expense reimbursement	1.06% (d)	1.09%	1.07%	1.10%	1.07%
Net investment income (loss)	0.72%	0.39%	0.78%	0.59%	0.26%
Portfolio turnover rate(e)	59%	49%	59%	69%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.48	$16.24	$15.90	$18.86	$17.33
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	0.01	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	2.70	1.68	(1.04)	2.33
Total from investment operations	1.96	2.65	1.69	(1.06)	2.25
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.02)	-	-
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.72)	(1.41)	(1.35)	(1.90)	(0.72)
Net asset value, end of year	$16.72	$17.48	$16.24	$15.90	$18.86
Total Return(b):	12.35%	16.91%	11.34%	(6.04)%	13.30%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,877	$6,213	$7,429	$8,997	$13,049
Average net assets (000)	$5,673	$7,088	$8,184	$11,632	$13,038
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	1.79%	1.77%	1.80%	1.77%
Expenses before waivers and/or expense reimbursement	2.19% (d)	1.79%	1.77%	1.80%	1.77%
Net investment income (loss)	(0.18)%	(0.30)%	0.08%	(0.10)%	(0.43)%
Portfolio turnover rate(e)	59%	49%	59%	69%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	47

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.48	$16.24	$15.89	$18.86	$17.33
Income (loss) from investment operations:
Net investment income (loss)	- (b)	(0.05)	0.01	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	2.70	1.69	(1.05)	2.33
Total from investment operations	1.99	2.65	1.70	(1.07)	2.25
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.02)	-	-
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.72)	(1.41)	(1.35)	(1.90)	(0.72)
Net asset value, end of year	$16.75	$17.48	$16.24	$15.89	$18.86
Total Return(c):	12.61%	16.91%	11.41%	(6.10)%	13.30%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,765	$35,289	$37,229	$42,644	$48,927
Average net assets (000)	$34,589	$37,497	$40,176	$49,176	$42,781
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.79%	1.77%	1.80%	1.77%
Expenses before waivers and/or expense reimbursement	1.78% (e)	1.79%	1.77%	1.80%	1.77%
Net investment income (loss)	0.01%	(0.31)%	0.08%	(0.10)%	(0.44)%
Portfolio turnover rate(f)	59%	49%	59%	69%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.63	$17.21	$16.76	$19.69	$17.99
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.09	0.07	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.12	2.87	1.79	(1.10)	2.42
Total from investment operations	2.17	2.90	1.88	(1.03)	2.43
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.10)	- (b)	(0.01)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.79)	(1.48)	(1.43)	(1.90)	(0.73)
Net asset value, end of year	$18.01	$18.63	$17.21	$16.76	$19.69
Total Return(c):	12.85%	17.49%	11.98%	(5.59)%	13.81%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,424	$5,382	$5,880	$6,430	$8,188
Average net assets (000)	$4,542	$5,859	$6,281	$7,693	$6,569
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.53%	1.29%	1.27%	1.30%	1.27%
Expenses before waivers and/or expense reimbursement	1.84% (e)	1.54%	1.52%	1.55%	1.52%
Net investment income (loss)	0.26%	0.19%	0.57%	0.39%	0.07%
Portfolio turnover rate(f)	59%	49%	59%	69%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	49

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.68	$19.78	$19.06	$22.12	$20.11
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.14	0.20	0.19	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.52	3.32	2.04	(1.25)	2.70
Total from investment operations	2.73	3.46	2.24	(1.06)	2.82
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.21)	(0.19)	(0.10)	(0.09)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.89)	(1.56)	(1.52)	(2.00)	(0.81)
Net asset value, end of year	$21.52	$21.68	$19.78	$19.06	$22.12
Total Return(b):	13.74%	18.11%	12.49%	(5.10)%	14.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$137,027	$124,480	$102,564	$147,716	$194,498
Average net assets (000)	$131,155	$115,507	$123,372	$177,458	$161,815
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.79%	0.77%	0.80%	0.77%
Expenses before waivers and/or expense reimbursement	0.76% (d)	0.79%	0.77%	0.80%	0.77%
Net investment income (loss)	0.99%	0.70%	1.06%	0.90%	0.57%
Portfolio turnover rate(e)	59%	49%	59%	69%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class R6 Shares
	Year Ended September 30,			November 25, 2014(a) through September 30, 2015
	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.70	$19.80	$19.09	$22.73
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.17	0.23	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.52	3.31	2.03	(1.82)
Total from investment operations	2.74	3.48	2.26	(1.64)
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.23)	(0.22)	(0.10)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.91)	(1.58)	(1.55)	(2.00)
Net asset value, end of period	$21.53	$21.70	$19.80	$19.09
Total Return(c):	13.80%	18.21%	12.61%	(7.49)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$18,870	$17,438	$16,766	$16,611
Average net assets (000)	$18,366	$16,981	$16,698	$17,054
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.72%	0.66%	0.66%	0.66% (e)
Expenses before waivers and/or expense reimbursement	0.72% (f)	0.66%	0.66%	0.66% (e)
Net investment income (loss)	1.04%	0.81%	1.20%	1.01% (e)
Portfolio turnover rate(g)	59%	49%	59%	69% (h)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

PGIM Jennison Equity Opportunity Fund	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Equity Opportunity Fund (formerly Prudential Jennison Equity Opportunity Fund) (the “Fund”), a series of Prudential Investment Portfolios, Inc., including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 19, 2018

52

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2018, the Series reported the maximum amount allowed per share, but not less than $2.03 for Class A, B, C, R, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2018, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Equity Opportunity Fund	51.30%	46.11%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2018.

PGIM Jennison Equity Opportunity Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Equity Opportunity Fund

Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison Equity Opportunity Fund

Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

# Mr. Reid joined the Board effective as of March 1, 2018.
Interested Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen: 93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison Equity Opportunity Fund

Fund Officers(a)

Name, Address and Age	Principal Occupation(s) During Past Five Years	Length of
Position with Fund		Service as Fund
Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (55) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age	Principal Occupation(s) During Past Five Years	Length of
Position with Fund		Service as Fund
Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

◾	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
◾	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
◾

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Equity Opportunity Fund

◾

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

◾

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Equity Opportunity Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

[1]	PGIM Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory

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services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund.

PGIM Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the other periods.
•

The Board noted information provided by PGIM Investments indicating that the Fund’s recent performance had shown improvement, with the Fund outperforming its benchmark index and ranked in the first quartile of its Peer Universe for the first quarter of 2018.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fess cause annual fund operating expenses to exceed 2.03% for Class B shares, and 1.53% for Class R shares through January 31, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Equity Opportunity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Equity Opportunity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX	PJOQX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800	74437E552

* Formerly known as Class Q shares.

MF172 E

PGIM JENNISON GROWTH FUND

(Formerly known as Prudential Jennison Growth Fund)

ANNUAL REPORT

SEPTEMBER 30, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	Amazon.com’s shares advanced as strong execution across all business segments led to better-than-expected revenue, gross margin, and operating margin.

•	Netflix Inc., a media services provider, raised its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage.

•	Celgene’s shares declined on pipeline disappointments. Still largely tied to its leading product, the biotech company is in the early stages of its diversification strategy.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of

PGIM Jennison Growth Fund	3

determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is

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the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Growth Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Growth Fund

November 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison Growth Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	19.64	15.29	13.72	—
Class B	20.46	15.63	13.54	—
Class C	24.76	15.80	13.59	—
Class R	26.34	16.37	14.14	—
Class Z	26.99	16.96	14.71	—
Class R2	N/A	N/A	N/A	17.60** (11/28/17)
Class R4	N/A	N/A	N/A	17.83** (11/28/17)
Class R6*	27.21	N/A	N/A	28.12 (9/27/17)
Russell 1000 Growth Index
	26.30	16.58	14.31	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Large-Cap Growth Funds Average
	24.96	15.00	13.02	—

	Average Annual Total Returns as of 9/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	26.60	16.61	14.36	—
Class B	25.46	15.74	13.54	—
Class C	25.76	15.80	13.59	—
Class R	26.34	16.37	14.14	—
Class Z	26.99	16.96	14.71	—
Class R2	N/A	N/A	N/A	17.60** (11/28/17)
Class R4	N/A	N/A	N/A	17.83** (11/28/17)
Class R6*	27.21	N/A	N/A	28.12 (9/27/17)
Russell 1000 Growth Index
	26.30	16.58	14.31	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Large-Cap Growth Funds Average
	24.96	15.00	13.02	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2008) and the account values at the end of the current fiscal year (September 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**Not annualized

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

PGIM Jennison Growth Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6**
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual Distribution or Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder Service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Growth Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 18.00%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 11.79%.

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Lipper Large-Cap Growth Funds Average—The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 17.95%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 9/30/18 (%)
Amazon.com, Inc., Internet & Direct Marketing Retail	6.2
Microsoft Corp., Software	4.8
Apple, Inc., Technology Hardware, Storage & Peripherals	4.4
Mastercard, Inc., IT Services	3.9
Netflix, Inc., Internet & Direct Marketing Retail	3.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/18 (%)
Software	16.0
Internet Software & Services	14.1
IT Services	11.4
Internet & Direct Marketing Retail	11.1
Semiconductors & Semiconductor Equipment	5.1

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Growth Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Growth Fund’s Class Z shares rose 26.99% in the 12 month-period that ended September 30, 2018. In the same period, the Russell 1000® Growth Index (the Index) advanced 26.30%, the S&P 500 Index gained 17.91%, and the Lipper Large-Cap Growth Funds Average climbed 24.96%.

What was the market environment?

•

Equity returns were strong in the reporting period. Global gross domestic product (GDP) advanced at a healthy pace, long-term interest rates remained low, and central banks (including the Federal Reserve) tightened monetary policy gradually in light of subdued inflation.

•

Solid US economic fundamentals included accelerating economic expansion, robust employment, strong corporate profit growth, accumulating cash on company balance sheets, and rising business and consumer confidence.

•

Reduced regulatory pressures and corporate taxation also contributed to market performance. However, trade-related tensions gathered steam as threats from Washington sparked retaliatory measures from global trade partners.

What worked?

Information technology holdings were strong contributors to the Fund’s return.

•

Apple Inc.’s fundamental strength reflected proliferation of its iOS platform across the global mobile phone, tablet, and personal computer landscape, as well as the attractive margin profile of the company’s hardware products.

•

Microsoft Corp.’s installed base benefited from strong account control and minimal competition in two primary areas that are shifting to a subscription profile—Office and Windows. A differentiated hybrid cloud strategy has enabled Microsoft to increase its share of technology capital spending, and Office 365 has driven operating income improvements in the company’s productivity and business process segment.

•

Adobe Inc., while historically best known for Photoshop, PDF, and Flash software, has transformed into a subscription-based provider of digital services in two of the fastest-growing enterprise software markets—content creation and digital marketing. Continued user growth, international expansion, piracy reduction, pricing leverage, and services upsells suggested sustainable annual recurring revenue.

•

Payment processors MasterCard and Visa benefited from the long-term shift from cash to electronic credit and debit transactions. Jennison believes both companies have strong market positions with pricing power, solid operating leverage potential, and high barriers to entry.

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•

Salesforce.com Inc. benefited from the ongoing shift to cloud computing, a corporate focus on customer-facing applications, emergence of mobile as a primary user interface into enterprise applications, and demand for analytical capabilities to optimize business processes.

•

Nvidia Corp. is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high-value-added solutions. The company’s pattern-identifying core graphics intellectual property is playing a key role in the development of autonomous driving, hyperscale, artificial intelligence, deep learning, augmented reality, and blockchain.

•

Square Inc. provides hardware and software that allow merchants and other service providers to accept credit card payments. Its card readers attach to smartphones and tablets, providing businesses with a low-cost point-of-sale system. It has targeted the micro and small business commerce enablement space, a large category that has historically been underserved.

In consumer discretionary:

•	Amazon.com’s shares advanced as strong execution across all business segments led to better-than-expected revenue, gross margin, and operating margin.

In communication services:

•	Netflix Inc., a media services provider, raised its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage.

In industrials:

•	Aircraft manufacturer Boeing Co.’s gain reflected 787 Dreamliner commercial jet cash generation, solid cost controls, and ramped-up 737 jet production.

In health care:

•

Growth in biotech company Illumina Inc. was driven by building demand for its next-generation gene-sequencing technology, new product cycles, and largely untapped end markets beyond academic research, including noninvasive prenatal testing, oncology, reproductive and genetic health, and consumer genotyping services.

PGIM Jennison Growth Fund	13

Strategy and Performance Overview (continued)

What didn’t work?

Despite Illumina’s strong performance, the Fund’s health care positions overall lagged the benchmark sector:

•	Celgene’s shares declined on pipeline disappointments. Still largely tied to its leading product, the biotech company is in the early stages of its diversification strategy.

•	Weakness in shares of biotech company Regeneron Pharmaceuticals Inc. reflected fears of potential competition and slower-than-expected product launches.

•

Bristol-Myers Squibb’s shares fell on signs that the pharmaceutical company’s non-small cell lung cancer program has been eclipsed by a competing franchise. The likely broad adoption of its immuno-oncology therapy in multiple other settings pointed to avenues of potential growth for the company.

In communication services:

•	Cable operator Charter Communications Inc. weakened, as key operating metrics in video and broadband subscriptions fell short of expectations.

In consumer discretionary:

•

Electric automotive maker Tesla Inc. saw its share price decline, as investor focus shifted from the company’s Model 3 production schedules to the company’s founder and CEO, who was sued by the Securities and Exchange Commission (SEC) after tweeting about taking Tesla private. In Jennison’s view, Tesla’s settlement with the SEC should allow investors to resume a focus on company fundamentals.

In materials:

•

Albemarle Corp.’s shares fell on supply/demand/pricing issues. The chemical company has the top global market share and lowest cost structure in the lithium industry. Lithium-based energy storage powers electric vehicles, among other applications.

The Fund sold its position in Regeneron in November 2017 and its position in Charter Communications in May 2018.

Current outlook

•

A near-term resolution of the trade conflict between the US and China seems challenging as both sides stake out hard ideological positions. Through the end of September, the Chinese stock market suffered the brunt of the pain, while the US economy, dominated by the services sector, felt little initial impact. However, if supply-chain tightness increases and tariffs mount, headwinds to US economic expansion could gather force and threaten a deceleration in GDP growth heading into 2019.

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•

At the end of the reporting period, US economic activity was strong, and unemployment was low. The tight labor market suggests increased labor costs, which would likely add impetus for higher interest rates.

•

Midterm elections are the next major political milestone in the US. In Europe, Brexit negotiations between the United Kingdom and the European Union remain contentious, compounding uncertainty about the final outcome, which has a March 2019 deadline.

•

Against this backdrop, Jennison believes the Fund is well positioned with companies whose growth prospects remain robust and well above average, in its view, even with a heightened risk outlook. Although not immune to increasing trade tensions, the Fund, on balance, includes diversified growth opportunities across different product and market segments with what Jennison considers strong outlooks.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Amazon.com Inc.	4.10	Celgene Corp.	–1.09
Netflix Inc.	2.84	Charter Communications Inc.	–0.44
Apple Inc.	2.10	Tesla Inc.	–0.41
Microsoft Corp.	2.04	Albemarle Corp.	–0.38
Adobe Inc.	1.81	Regeneron Pharmaceuticals	–0.19

PGIM Jennison Growth Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

16	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Growth Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,133.50	1.01%	$5.40
	Hypothetical	$1,000.00	$1,020.00	1.01%	$5.11
Class B	Actual	$1,000.00	$1,128.40	1.95%	$10.40
	Hypothetical	$1,000.00	$1,015.29	1.95%	$9.85
Class C	Actual	$1,000.00	$1,130.00	1.69%	$9.02
	Hypothetical	$1,000.00	$1,016.60	1.69%	$8.54
Class R	Actual	$1,000.00	$1,132.60	1.23%	$6.58
	Hypothetical	$1,000.00	$1,018.90	1.23%	$6.23
Class Z	Actual	$1,000.00	$1,135.40	0.72%	$3.85
	Hypothetical	$1,000.00	$1,021.46	0.72%	$3.65
Class R2	Actual	$1,000.00	$1,133.60	1.10%	$5.88
	Hypothetical	$1,000.00	$1,019.55	1.10%	$5.57
Class R4	Actual	$1,000.00	$1,134.70	0.85%	$4.55
	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31
Class R6**	Actual	$1,000.00	$1,136.60	0.60%	$3.21
	Hypothetical	$1,000.00	$1,022.06	0.60%	$3.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Jennison Growth Fund	17

Schedule of Investments

as of September 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Aerospace & Defense 4.1%
Boeing Co. (The)	464,756	$172,842,756
Safran SA (France)	396,911	55,623,202

		228,465,958

Automobiles 1.5%
Tesla, Inc.*(a)	305,989	81,016,708

Banks 2.2%
JPMorgan Chase & Co.	853,055	96,258,726
PNC Financial Services Group, Inc. (The)	200,123	27,254,752

		123,513,478

Beverages 0.2%
Monster Beverage Corp.*	165,550	9,648,254

Biotechnology 4.4%
Alexion Pharmaceuticals, Inc.*	523,472	72,767,843
BioMarin Pharmaceutical, Inc.*	522,959	50,711,334
Celgene Corp.*	575,153	51,470,442
Vertex Pharmaceuticals, Inc.*	349,402	67,343,741

		242,293,360

Capital Markets 1.8%
Goldman Sachs Group, Inc. (The)	252,918	56,714,332
S&P Global, Inc.	213,962	41,806,035

		98,520,367

Chemicals 1.0%
Albemarle Corp.(a)	544,506	54,330,809

Equity Real Estate Investment Trusts (REITs) 0.4%
Crown Castle International Corp.	192,496	21,430,580

Food & Staples Retailing 1.9%
Costco Wholesale Corp.(a)	434,347	102,019,423

Health Care Equipment & Supplies 0.7%
Intuitive Surgical, Inc.*	66,353	38,086,622

See Notes to Financial Statements.

PGIM Jennison Growth Fund	19

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	351,396	$93,485,392

Hotels, Restaurants & Leisure 3.4%
Chipotle Mexican Grill, Inc.*	76,602	34,817,141
Marriott International, Inc. (Class A Stock)	743,809	98,205,102
McDonald’s Corp.	329,209	55,073,374

		188,095,617

Internet & Direct Marketing Retail 11.1%
Amazon.com, Inc.*	171,333	343,179,999
Booking Holdings, Inc.*	28,960	57,456,640
Farfetch Ltd. (United Kingdom) (Class A Stock)*	382,569	10,417,354
Netflix, Inc.*	532,837	199,350,307

		610,404,300

Internet Software & Services 14.1%
Alibaba Group Holding Ltd. (China), ADR*(a)	996,701	164,216,457
Alphabet, Inc. (Class A Stock)*	126,683	152,916,516
Alphabet, Inc. (Class C Stock)*	128,319	153,144,877
Facebook, Inc. (Class A Stock)*	1,022,249	168,119,070
Tencent Holdings Ltd. (China)	3,023,112	124,656,945
Tencent Holdings Ltd. (China), 144A	339,147	13,984,605

		777,038,470

IT Services 11.4%
Adyen NV (Netherlands), 144A*	18,460	15,105,808
Adyen NV (Netherlands), 144A	34,097	27,901,558
FleetCor Technologies, Inc.*	355,332	80,958,843
Mastercard, Inc. (Class A Stock)	968,187	215,528,108
PayPal Holdings, Inc.*	830,802	72,977,648
Square, Inc. (Class A Stock)*	360,451	35,688,253
Visa, Inc. (Class A Stock)	1,209,400	181,518,846

		629,679,064

Life Sciences Tools & Services 1.9%
Illumina, Inc.*	284,757	104,522,904

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery 2.1%
Caterpillar, Inc.	430,948	$65,715,261
Parker-Hannifin Corp.	269,250	49,523,152

		115,238,413

Oil, Gas & Consumable Fuels 1.1%
Concho Resources, Inc.*	411,913	62,919,711

Personal Products 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	527,881	76,711,667

Pharmaceuticals 3.2%
AstraZeneca PLC (United Kingdom), ADR	2,364,520	93,564,056
Bristol-Myers Squibb Co.	1,290,168	80,093,630

		173,657,686

Semiconductors & Semiconductor Equipment 5.1%
Broadcom, Inc.	257,148	63,446,126
NVIDIA Corp.	571,814	160,691,170
Texas Instruments, Inc.	544,078	58,374,129

		282,511,425

Software 16.0%
Activision Blizzard, Inc.	1,039,812	86,501,960
Adobe Systems, Inc.*	572,975	154,674,601
Microsoft Corp.	2,327,639	266,212,073
Red Hat, Inc.*	528,269	71,992,499
salesforce.com, Inc.*	1,139,806	181,263,348
Splunk, Inc.*	496,560	60,039,070
Workday, Inc. (Class A Stock)*	427,889	62,463,236

		883,146,787

Specialty Retail 2.0%
Home Depot, Inc. (The)	446,700	92,533,905
Tiffany & Co.	123,669	15,949,591

		108,483,496

Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	1,084,267	244,762,433

See Notes to Financial Statements.

PGIM Jennison Growth Fund	21

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 2.7%
Kering SA (France)	119,463	$64,036,264
NIKE, Inc. (Class B Stock)	980,233	83,045,340

		147,081,604

TOTAL LONG-TERM INVESTMENTS (cost $2,633,033,021)		5,497,064,528

SHORT-TERM INVESTMENTS 3.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,045,251	5,045,251
PGIM Institutional Money Market Fund (cost $181,818,573; includes $181,438,140 of cash collateral for securities on loan)(b)(w)	181,835,884	181,854,068

TOTAL SHORT-TERM INVESTMENTS (cost $186,863,825)		186,899,319

TOTAL INVESTMENTS 103.2% (cost $2,819,896,846)		5,683,963,847
Liabilities in excess of other assets (3.2)%		(178,158,969)

NET ASSETS 100.0%		$5,505,804,878

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $164,167,731; cash collateral of $181,438,140 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

22

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$172,842,756	$55,623,202	$—
Automobiles	81,016,708	—	—
Banks	123,513,478	—	—
Beverages	9,648,254	—	—
Biotechnology	242,293,360	—	—
Capital Markets	98,520,367	—	—
Chemicals	54,330,809	—	—
Equity Real Estate Investment Trusts (REITs)	21,430,580	—	—
Food & Staples Retailing	102,019,423	—	—
Health Care Equipment & Supplies	38,086,622	—	—
Health Care Providers & Services	93,485,392	—	—
Hotels, Restaurants & Leisure	188,095,617	—	—
Internet & Direct Marketing Retail	610,404,300	—	—
Internet Software & Services	638,396,920	138,641,550	—
IT Services	586,671,698	43,007,366	—
Life Sciences Tools & Services	104,522,904	—	—
Machinery	115,238,413	—	—
Oil, Gas & Consumable Fuels	62,919,711	—	—
Personal Products	76,711,667	—	—
Pharmaceuticals	173,657,686	—	—
Semiconductors & Semiconductor Equipment	282,511,425	—	—
Software	883,146,787	—	—
Specialty Retail	108,483,496	—	—
Technology Hardware, Storage & Peripherals	244,762,433	—	—
Textiles, Apparel & Luxury Goods	83,045,340	64,036,264	—
Affiliated Mutual Funds	186,899,319	—	—

Total	$5,382,655,465	$301,308,382	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2018 were as follows (unaudited):

Software	16.0%
Internet Software & Services	14.1
IT Services	11.4
Internet & Direct Marketing Retail	11.1
Semiconductors & Semiconductor Equipment	5.1
Technology Hardware, Storage & Peripherals	4.4
Biotechnology	4.4

Aerospace & Defense	4.1%
Hotels, Restaurants & Leisure	3.4
Affiliated Mutual Funds (3.3% represents investments purchased with collateral from securities on loan)	3.4
Pharmaceuticals	3.2
Textiles, Apparel & Luxury Goods	2.7

See Notes to Financial Statements.

PGIM Jennison Growth Fund	23

Schedule of Investments (continued)

as of September 30, 2018

Industry Classification (cont’d.):
Banks	2.2%
Machinery	2.1
Specialty Retail	2.0
Life Sciences Tools & Services	1.9
Food & Staples Retailing	1.9
Capital Markets	1.8
Health Care Providers & Services	1.7
Automobiles	1.5
Personal Products	1.4
Oil, Gas & Consumable Fuels	1.1

Chemicals	1.0%
Health Care Equipment & Supplies	0.7
Equity Real Estate Investment Trusts (REITs)	0.4
Beverages	0.2

103.2
Liabilities in excess of other assets	(3.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$164,167,731	$(164,167,731)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

24

Statement of Assets & Liabilities

as of September 30, 2018

Assets
Investments at value, including securities on loan of $164,167,731:
Unaffiliated investments (cost $2,633,033,021)	$5,497,064,528
Affiliated investments (cost $186,863,825)	186,899,319
Receivable for investments sold	20,787,611
Receivable for Series shares sold	9,715,815
Dividends receivable	575,021
Tax reclaim receivable	462,397
Prepaid expenses	45,752

Total Assets	5,715,550,443

Liabilities
Payable to broker for collateral for securities on loan	181,438,140
Payable for investments purchased	17,262,257
Payable for Series shares reacquired	6,261,351
Management fee payable	2,522,235
Accrued expenses and other liabilities	1,242,506
Distribution fee payable	621,453
Affiliated transfer agent fee payable	397,623

Total Liabilities	209,745,565

Net Assets	$5,505,804,878

Net assets were comprised of:
Common stock, at par	$124,703
Paid-in capital in excess of par	2,414,772,765

2,414,897,468
Undistributed net investment income	1,625,164
Accumulated net realized gain on investment and foreign currency transactions	225,208,391
Net unrealized appreciation on investments and foreign currencies	2,864,073,855

Net assets, September 30, 2018	$5,505,804,878

See Notes to Financial Statements.

PGIM Jennison Growth Fund	25

Statement of Assets & Liabilities

as of September 30, 2018

Class A
Net asset value and redemption price per share, ($1,349,940,140 ÷ 31,544,977 shares of common stock issued and outstanding)	$42.79
Maximum sales charge (5.50% of offering price)	2.49

Maximum offering price to public	$45.28

Class B
Net asset value, offering price and redemption price per share, ($14,617,812 ÷ 427,695 shares of common stock issued and outstanding)	$34.18

Class C
Net asset value, offering price and redemption price per share, ($175,141,566 ÷ 5,100,267 shares of common stock issued and outstanding)	$34.34

Class R
Net asset value, offering price and redemption price per share, ($332,402,492 ÷ 8,848,423 shares of common stock issued and outstanding)	$37.57

Class Z
Net asset value, offering price and redemption price per share, ($3,533,891,122 ÷ 76,620,244 shares of common stock issued and outstanding)	$46.12

Class R2
Net asset value, offering price and redemption price per share, ($7,815,159 ÷ 169,943 shares of common stock issued and outstanding)	$45.99

Class R4
Net asset value, offering price and redemption price per share, ($372,053 ÷ 8,074 shares of common stock issued and outstanding)	$46.08

Class R6
Net asset value, offering price and redemption price per share, ($91,624,534 ÷ 1,983,769 shares of common stock issued and outstanding)	$46.19

See Notes to Financial Statements.

26

Statement of Operations

Year Ended September 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $2,270,907 foreign withholding tax)	$34,476,131
Income from securities lending, net (including affiliated income of $572,745)	1,522,288
Affiliated dividend income	923,986

Total income	36,922,405

Expenses
Management fee	27,858,847
Distribution fee(a)	7,927,110
Shareholder servicing fees(a)	880
Transfer agent’s fees and expenses (including affiliated expense of $2,054,421)(a)	5,923,542
Custodian and accounting fees	386,840
Registration fees(a)	245,780
Shareholders’ reports	198,429
Directors’ fees	97,001
Legal fees and expenses	47,929
Audit fee	30,352
Miscellaneous	125,712

Total expenses	42,842,422
Less: Fee waiver and/or expense reimbursement(a)	(74,148)
Distribution fee waiver(a)	(836,782)

Net expenses	41,931,492

Net investment income (loss)	(5,009,087)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(744))	285,127,470
Foreign currency transactions	11,469

285,138,939

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $19,772)	867,669,531
Foreign currencies	1,079

867,670,610

Net gain (loss) on investment and foreign currency transactions	1,152,809,549

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,147,800,462

See Notes to Financial Statements.

PGIM Jennison Growth Fund	27

Statement of Operations

Year Ended September 30, 2018

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	3,774,734	159,912	1,479,999	2,510,346	—	2,119	—	—
Shareholder servicing fee	—	—	—	—	—	848	32	—
Transfer agent’s fees and expenses	1,612,833	70,421	133,512	457,916	3,647,650	35	38	1,137
Registration fees	32,111	17,140	21,355	18,416	105,612	18,250	18,250	14,646
Fee waiver and/or expense reimbursement	—	(28,994)	—	—	—	(17,000)	(18,241)	(9,913)
Distribution fee waiver	—	—	—	(836,782)	—	—	—	—

See Notes to Financial Statements.

28

Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,009,087)	$(1,005,921)
Net realized gain (loss) on investment and foreign currency transactions	285,138,939	237,206,723
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	867,670,610	611,253,463

Net increase (decrease) in net assets resulting from operations	1,147,800,462	847,454,265

Distributions from net realized gains
Class A	(66,625,885)	(39,167,677)
Class B	(1,079,287)	(791,375)
Class C	(8,851,870)	(5,175,628)
Class R	(20,922,621)	(12,570,604)
Class Z	(149,280,992)	(74,652,783)
Class R2	(513)	—
Class R4	(513)	—
Class R6	(1,587,854)	—

	(248,349,535)	(132,358,067)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	1,268,939,950	974,327,663
Net asset value of shares issued in reinvestment of dividends and distributions	227,094,847	120,797,163
Cost of shares reacquired	(1,269,258,668)	(913,621,980)

Net increase (decrease) in net assets from Series share transactions	226,776,129	181,502,846

Total increase (decrease)	1,126,227,056	896,599,044

Net Assets:
Beginning of year	4,379,577,822	3,482,978,778

End of year(a)	$5,505,804,878	$4,379,577,822

(a) Includes undistributed/(distributions in excess of) net investment income of:	$1,625,164	$(250)

See Notes to Financial Statements.

PGIM Jennison Growth Fund	29

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six series: PGIM Balanced Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund, each of which are diversified funds and PGIM Conservative Allocation Fund, PGIM Moderate Allocation Fund and PGIM Growth Allocation Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund These financial statements relate only to the PGIM Jennison Growth Fund (the “Series”). Effective June 11, 2018, the name of the Series and the other Series which comprise the Company were changed by replacing “Prudential” with “PGIM” and each Series’ Class Q shares were renamed Class R6 shares.

The investment objective of the Series is to achieve long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation

30

Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

PGIM Jennison Growth Fund	31

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

32

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

PGIM Jennison Growth Fund	33

Notes to Financial Statements (continued)

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

34

2. Agreements

The Company, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Series. PGIM Investments administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Series’ custodian, and the Series’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates, LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.60% of the Series’ average daily net assets up to $300 million, 0.575% of the average daily net assets on the next $2.7 billion and 0.55% of the average daily net assets in excess of $3 billion. The effective management fee before any waivers and/or expense reimbursements was 0.57% for the year ended September 30, 2018.

PGIM Investments has contractually agreed, through January 31, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.95% of average daily net assets for Class B shares and 0.60% of average daily net assets for Class R6 shares. Separately, PGIM Investments has contractually agreed, through January 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 1.10% of average daily net assets for Class R2 shares or 0.85% of average daily net assets for Class R4 shares. The contractual waiver and expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the

PGIM Jennison Growth Fund	35

Notes to Financial Statements (continued)

expense limit in effect at the time of the recoupment for that fiscal year. Effective October 1, 2018 this waiver agreement was extended through January 31, 2020.

Where applicable, PGIM Investments has voluntarily agreed through September 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Effective October 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver through January 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class R and Class R2 shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 0.25%, of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through January 31, 2020 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $1,381,950 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2018, it received $1,145, $7,166 and $10,688 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

36

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2018, no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2018, PGIM, Inc. was compensated $246,115 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2018, were $1,942,743,926 and $1,916,079,371, respectively.

PGIM Jennison Growth Fund	37

Notes to Financial Statements (continued)

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual funds for the year ended September 30, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$96,051,577	$911,082,506	$1,002,088,832	$—	$—	$5,045,251	5,045,251	$923,986
PGIM Institutional Money Market Fund	250,945,320	2,059,763,914	2,128,874,194	19,772	(744)	181,854,068	181,835,884	572,745	**

	$346,996,897	$2,970,846,420	$3,130,963,026	$19,772	$(744)	$186,899,319		$1,496,731

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2018, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $6,634,501 primarily due to net foreign currency gains and other book to tax differences. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2018, the tax character of dividends paid by the Series were $18,376,709 of ordinary income and $229,972,826 of long-term capital gains. For the year ended September 30, 2017, the tax character of dividends paid by the Series was $132,358,067 of long-term capital gains.

As of September 30, 2018, the accumulated undistributed earnings on a tax basis were $28,640,180 of ordinary income and $211,851,215 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

38

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,833,554,686	$2,878,036,140	$(27,620,125)	$2,850,416,015

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, corporate spin-offs and unrealized appreciation on receivables and payables on foreign currencies.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.625 billion shares of common stock at $0.001 par value per shares. There are 1.897 billion shares authorized for the Series equally divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class T, Class R2, Class R4 and Class R6 common stock, each of which consists of 125 million, 2 million,

PGIM Jennison Growth Fund	39

Notes to Financial Statements (continued)

25 million, 220 million, 825 million, 50 million, 125 million, 250 million and 275 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 256 Class R2 shares, 256 Class R4 shares, and 237,113 Class R6 shares of the Series. At reporting period end, four shareholders of record held 43% of the Series’ outstanding shares on behalf of multiple beneficial owners, of which 5% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2018:
Shares sold	3,668,460	$143,790,471
Shares issued in reinvestment of dividends and distributions	1,741,872	62,880,435
Shares reacquired	(5,696,257)	(221,418,042)

Net increase (decrease) in shares outstanding before conversion	(285,925)	(14,747,136)
Shares issued upon conversion from other share class(es)	242,026	9,786,909
Shares reacquired upon conversion into other share class(es)	(492,672)	(19,589,924)

Net increase (decrease) in shares outstanding	(536,571)	$(24,550,151)

Year ended September 30, 2017:
Shares sold	3,137,085	$99,030,337
Shares issued in reinvestment of dividends and distributions	1,282,873	36,510,582
Shares reacquired	(6,336,257)	(197,975,558)

Net increase (decrease) in shares outstanding before conversion	(1,916,299)	(62,434,639)
Shares issued upon conversion from other share class(es)	248,504	7,954,210
Shares reacquired upon conversion into other share class(es)	(1,220,633)	(37,120,508)

Net increase (decrease) in shares outstanding	(2,888,428)	$(91,600,937)

Class B
Year ended September 30, 2018:
Shares sold	49,713	$1,556,708
Shares issued in reinvestment of dividends and distributions	35,853	1,041,541
Shares reacquired	(63,054)	(1,986,108)

Net increase (decrease) in shares outstanding before conversion	22,512	612,141
Shares reacquired upon conversion into other share class(es)	(133,019)	(4,344,180)

Net increase (decrease) in shares outstanding	(110,507)	$(3,732,039)

Year ended September 30, 2017:
Shares sold	59,197	$1,542,022
Shares issued in reinvestment of dividends and distributions	32,673	763,887
Shares reacquired	(110,690)	(2,829,851)

Net increase (decrease) in shares outstanding before conversion	(18,820)	(523,942)
Shares reacquired upon conversion into other share class(es)	(146,084)	(3,790,333)

Net increase (decrease) in shares outstanding	(164,904)	$(4,314,275)

40

Class C	Shares	Amount
Year ended September 30, 2018:
Shares sold	1,553,750	$49,219,158
Shares issued in reinvestment of dividends and distributions	282,277	8,222,731
Shares reacquired	(623,980)	(19,713,437)

Net increase (decrease) in shares outstanding before conversion	1,212,047	37,728,452
Shares reacquired upon conversion into other share class(es)	(245,724)	(7,710,612)

Net increase (decrease) in shares outstanding	966,323	$30,017,840

Year ended September 30, 2017:
Shares sold	718,973	$18,637,677
Shares issued in reinvestment of dividends and distributions	194,171	4,549,427
Shares reacquired	(940,625)	(23,906,022)

Net increase (decrease) in shares outstanding before conversion	(27,481)	(718,918)
Shares reacquired upon conversion into other share class(es)	(471,883)	(12,360,435)

Net increase (decrease) in shares outstanding	(499,364)	$(13,079,353)

Class R
Year ended September 30, 2018:
Shares sold	694,045	$23,994,461
Shares issued in reinvestment of dividends and distributions	643,869	20,442,842
Shares reacquired	(2,520,685)	(86,684,817)

Net increase (decrease) in shares outstanding before conversion	(1,182,771)	(42,247,514)
Shares reacquired upon conversion into other share class(es)	(1,450)	(47,025)

Net increase (decrease) in shares outstanding	(1,184,221)	$(42,294,539)

Year ended September 30, 2017:
Shares sold	1,399,575	$37,406,860
Shares issued in reinvestment of dividends and distributions	489,026	12,352,803
Shares reacquired	(2,749,118)	(77,386,132)

Net increase (decrease) in shares outstanding before conversion	(860,517)	(27,626,469)
Shares issued upon conversion from other share class(es)	1,894	51,964
Shares reacquired upon conversion into other share class(es)	(1,296)	(37,521)

Net increase (decrease) in shares outstanding	(859,919)	$(27,612,026)

Class Z
Year ended September 30, 2018:
Shares sold	23,173,947	$978,752,187
Shares issued in reinvestment of dividends and distributions	3,424,850	132,918,418
Shares reacquired	(21,994,892)	(915,932,337)

Net increase (decrease) in shares outstanding before conversion	4,603,905	195,738,268
Shares issued upon conversion from other share class(es)	631,829	26,873,076
Shares reacquired upon conversion into other share class(es)	(764,769)	(31,321,660)

Net increase (decrease) in shares outstanding	4,470,965	$191,289,684

Year ended September 30, 2017:
Shares sold	23,964,788	$817,575,767
Shares issued in reinvestment of dividends and distributions	2,192,906	66,620,464
Shares reacquired	(18,463,162)	(611,524,417)

Net increase (decrease) in shares outstanding before conversion	7,694,532	272,671,814
Shares issued upon conversion from other share class(es)	1,447,559	47,437,712
Shares reacquired upon conversion into other share class(es)	(412,523)	(15,407,342)

Net increase (decrease) in shares outstanding	8,729,568	$304,702,184

PGIM Jennison Growth Fund	41

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Period ended September 30, 2018**:
Shares sold	171,297	$7,549,884
Shares issued in reinvestment of dividends and distributions	13	513
Shares reacquired	(1,367)	(62,285)

Net increase (decrease) in shares outstanding	169,943	$7,488,112

Class R4
Period ended September 30, 2018**:
Shares sold	8,482	$380,930
Shares issued in reinvestment of dividends and distributions	13	513
Shares reacquired	(421)	(19,313)

Net increase (decrease) in shares outstanding	8,074	$362,130

Class R6
Year ended September 30, 2018:
Shares sold	1,495,867	$63,696,151
Shares issued in reinvestment of dividends and distributions	40,903	1,587,854
Shares reacquired	(557,398)	(23,442,329)

Net increase (decrease) in shares outstanding before conversion	979,372	41,841,676
Shares issued upon conversion from other share class(es)	650,862	26,353,416

Net increase (decrease) in shares outstanding	1,630,234	$68,195,092

Period ended September 30, 2017*:
Shares sold	3,528	$135,000

Net increase (decrease) in shares outstanding before conversion	3,528	135,000
Shares issued upon conversion from other share class(es)	350,007	13,272,253

Net increase (decrease) in shares outstanding	353,535	$13,407,253

*	Commencement of offering was September 27, 2017.
**	Commencement of offering was November 28, 2017.

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA was renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The

42

commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended September 30, 2018. The average daily balance for the 12 days that the Series had loans outstanding during the period was $13,090,417, borrowed at a weighted average interest rate of 2.76%. The maximum loan balance outstanding during the period was $22,869,000. At September 30, 2018, the Series did not have an outstanding loan balance.

8. Other Risks

The Series’ risks include, but are not limited to, the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

PGIM Jennison Growth Fund	43

Notes to Financial Statements (continued)

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

44

Financial Highlights

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.78	$29.86	$29.37	$29.31	$25.59
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.05)	(0.06)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.23	7.13	2.60	1.70	4.79
Total from investment operations	9.13	7.08	2.54	1.62	4.71
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$42.79	$35.78	$29.86	$29.37	$29.31
Total Return(b):	26.60%	24.70%	8.63%	5.89%	18.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,349,940	$1,147,941	$1,044,317	$1,026,140	$1,086,552
Average net assets (000)	$1,258,241	$1,055,913	$1,061,391	$1,079,867	$1,079,657
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.02%	1.02%	1.03%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	1.02% (d)	1.02%	1.03%	1.05%	1.05%
Net investment income (loss)	(0.26)%	(0.16)%	(0.19)%	(0.26)%	(0.27)%
Portfolio turnover rate(e)	40%	54% (f)	36%	41%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	45

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.23	$24.78	$24.85	$25.21	$22.29
Income (loss) from investment operations:
Net investment income (loss)	(0.37)	(0.22)	(0.21)	(0.25)	(0.23)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.44	5.83	2.19	1.45	4.14
Total from investment operations	7.07	5.61	1.98	1.20	3.91
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$34.18	$29.23	$24.78	$24.85	$25.21
Total Return(b):	25.46%	23.80%	7.90%	5.14%	17.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,618	$15,734	$17,421	$21,843	$26,222
Average net assets (000)	$15,991	$16,248	$20,138	$25,070	$28,811
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.72%	1.73%	1.75%	1.75%
Expenses before waivers and/or expense reimbursement	2.13% (d)	1.72%	1.73%	1.75%	1.75%
Net investment income (loss)	(1.19)%	(0.86)%	(0.89)%	(0.96)%	(0.97)%
Portfolio turnover rate(e)	40%	54% (f)	36%	41%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class C Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.29	$24.82	$24.89	$25.25	$22.32
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.22)	(0.21)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.47	5.85	2.19	1.45	4.16
Total from investment operations	7.17	5.63	1.98	1.20	3.92
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$34.34	$29.29	$24.82	$24.89	$25.25
Total Return(b):	25.76%	23.84%	7.89%	5.13%	17.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$175,142	$121,092	$115,018	$91,552	$75,620
Average net assets (000)	$148,000	$113,836	$110,677	$83,892	$71,867
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.69%	1.72%	1.73%	1.75%	1.75%
Expenses before waivers and/or expense reimbursement	1.69% (d)	1.72%	1.73%	1.75%	1.75%
Net investment income (loss)	(0.94)%	(0.86)%	(0.88)%	(0.96)%	(0.97)%
Portfolio turnover rate(e)	40%	54% (f)	36%	41%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	47

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$31.72	$26.65	$26.47	$26.62	$23.37
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.10)	(0.10)	(0.16)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.13	6.33	2.33	1.57	4.36
Total from investment operations	7.97	6.23	2.23	1.41	4.24
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$37.57	$31.72	$26.65	$26.47	$26.62
Total Return(b):	26.34%	24.48%	8.39%	5.68%	18.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$332,402	$318,202	$290,328	$261,304	$47,957
Average net assets (000)	$334,713	$306,004	$277,093	$122,239	$43,736
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.23%	1.22%	1.23%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.48% (d)	1.47%	1.48%	1.50%	1.50%
Net investment income (loss)	(0.47)%	(0.36)%	(0.39)%	(0.57)%	(0.48)%
Portfolio turnover rate(e)	40%	54% (f)	36%	41%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$38.30	$31.79	$31.05	$30.81	$26.78
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.92	7.63	2.76	1.79	5.01
Total from investment operations	9.94	7.67	2.79	1.80	5.02
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	- (b)
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Total dividends and distributions	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$46.12	$38.30	$31.79	$31.05	$30.81
Total Return(c):	26.99%	25.07%	8.99%	6.20%	19.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,533,891	$2,763,070	$2,015,895	$1,801,158	$1,465,227
Average net assets (000)	$3,107,412	$2,264,779	$1,944,589	$1,701,486	$1,398,654
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.71%	0.72%	0.73%	0.75%	0.75%
Expenses before waivers and/or expense reimbursement	0.71% (e)	0.72%	0.73%	0.75%	0.75%
Net investment income (loss)	0.04%	0.13%	0.11%	0.03%	0.03%
Portfolio turnover rate(f)	40%	54% (g)	36%	41%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(g)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	49

Financial Highlights (continued)

Class R2 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.19
Total from investment operations	6.87
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)
Net asset value, end of period	$45.99
Total Return(c):	17.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,815
Average net assets (000)	$1,011
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	(e)
Expenses before waivers and/or expense reimbursement	3.11%	(e)
Net investment income (loss)	(0.86)%	(e)
Portfolio turnover rate(f)	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class R4 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.18
Total from investment operations	6.96
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)
Net asset value, end of period	$46.08
Total Return(c):	17.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$372
Average net assets (000)	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	(e)
Expenses before waivers and/or expense reimbursement	57.88%	(e)
Net investment income (loss)	(0.62)%	(e)
Portfolio turnover rate(f)	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	51

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30, 2018		September 27, 2017(a) through September 30, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$38.30		$37.92
Income (loss) from investment operations:
Net investment income (loss)	0.08		-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.93		0.38
Total from investment operations	10.01		0.38
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)		-
Net asset value, end of period	$46.19		$38.30
Total Return(d):	27.18%		1.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$91,625		$13,539
Average net assets (000)	$50,011		$13,296
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.60%		0.58%	(f)
Expenses before waivers and/or expense reimbursement	0.62%	(g)	0.58%	(f)
Net investment income (loss)	0.18%		(0.43)%	(f)
Portfolio turnover rate(h)	40%		54%	(i)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)	Annualized.
(g)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(h)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(i)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Growth Fund (formerly Prudential Jennison Growth Fund) (the “Fund”), a series of Prudential Investment Portfolios, Inc., including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 19, 2018

PGIM Jennison Growth Fund	53

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2018, the Series reported the maximum amount allowed per share, but not less than $1.96 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2018, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Growth Fund	91.87%	87.82%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2018.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Growth Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison Growth Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison Growth Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (55) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Growth Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Growth Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

[1]	PGIM Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, including investment research and security selection, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to continue the existing expense cap, which (exclusive of certain fees and expenses) caps annual fund operating expenses at 1.95% for Class B shares and 0.60% for Class R6 shares through January 31, 2020.

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap which (exclusive of certain fees and expenses), caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.10% for Class R2 shares and 0.85% for Class R4 shares through January 31, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6*
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX	PJFOX	PJFPX	PJFQX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404	74437E420	74437E412	74437E479

* Formerly known as Class Q shares.

MF168 E

PGIM ASSET ALLOCATION FUNDS

(Formerly known as Prudential Asset Allocation Funds)

ANNUAL REPORT

SEPTEMBER 30, 2018

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Objective: Balanced / Allocation

Highlights (unaudited)

•	The Funds benefited as a majority of the underlying fixed income funds outpaced their respective benchmark indexes.

•	Within equities, performance was more mixed, but the PGIM Jennison International Opportunities Fund was a standout, adding value to the Funds’ performance.

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt the Funds’ returns as these segments trailed the overall equity market.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a registered investment adviser and a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Asset Allocation Funds	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Asset Allocation Funds	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Asset Allocation Funds informative and useful. The report covers performance for the 12-month period that ended September 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Asset Allocation Funds

November 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM Asset Allocation Funds	7

PGIM Conservative Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.01	3.35	5.40	—
Class B	–2.04	3.55	5.21	—
Class C	1.86	3.72	5.20	—
Class R	3.42	4.26	5.74	—
Class Z	3.93	4.76	6.27	—
Class R6*	N/A	N/A	N/A	2.09** (11/28/17)
Conservative Customized Blend Index
	4.44	5.03	5.77	—
Russell 1000 Index
	17.76	13.67	12.09	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average
	2.53	4.14	5.41	—

	Average Annual Total Returns as of 9/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.69	4.52	6.00	—
Class B	2.93	3.72	5.21	—
Class C	2.85	3.72	5.20	—
Class R	3.42	4.26	5.74	—
Class Z	3.93	4.76	6.27	—
Class R6*	N/A	N/A	NA	2.09** (11/28/17)
Conservative Customized Blend Index
	4.44	5.03	5.77	—
Russell 1000 Index
	17.76	13.67	12.09	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average
	2.53	4.14	5.41	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2008) and the account values at the end of the current fiscal year (September 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. Performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**Not annualized

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Asset Allocation Funds	9

PGIM Conservative Allocation Fund

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Conservative Customized Blend Index—The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (25.5%), the MSCI ACWI ex-US ND Index (10%), the Bloomberg Barclays US Aggregate Bond Index (29%), the Bloomberg Barclays 1-3 Year Government/Credit Index (29%), the FTSE EPRA/NAREIT Developed Net Index (5%), and the FTSE 3-Month T-Bill Index*** (1.5%). The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 2.76%.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.72%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.79%.

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Lipper Mixed-Asset Target Allocation Conservative Funds Average—The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds universe for the periods noted. Funds in the Lipper Average maintain a mix of between 20% and 40% in equity securities with the remainder in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 1.28%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

PGIM Asset Allocation Funds	11

PGIM Conservative Allocation Fund

Performance Target

The PGIM Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2018, and their weightings in the Conservative Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific PGIM mutual funds. In response to market developments, the Fund’s subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Bloomberg Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The FTSE 3-Month T-Bill Index* is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The FTSE EPRA/NAREIT Developed Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 22 developed and 24 emerging market country indexes. The Net Dividend (ND) version of the MSCI ACWI ex-US ND Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

*Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

12	Visit our website at pgiminvestments.com

PGIM Moderate Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.39	5.14	6.71	—
Class B	0.47	5.38	6.51	—
Class C	4.47	5.55	6.52	—
Class R	6.01	6.03	7.02	—
Class Z	6.54	6.61	7.58	—
Class R6*	N/A	N/A	N/A	3.82** (11/28/17)
Moderate Customized Blend Index
	8.00	7.51	7.73	—
Russell 1000 Index
	17.76	13.67	12.09	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average***
	5.13	5.87	6.76	—
Lipper Mixed-Asset Target Allocation Growth Funds Average***
	7.85	7.50	7.86	—

PGIM Asset Allocation Funds	13

PGIM Moderate Allocation Fund

Your Fund’s Performance (continued)

	Average Annual Total Returns as of 9/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.23	6.34	7.32	—
Class B	5.47	5.55	6.51	—
Class C	5.47	5.55	6.52	—
Class R	6.01	6.03	7.02	—
Class Z	6.54	6.61	7.58	—
Class R6*	N/A	N/A	N/A	3.82** (11/28/17)
Moderate Customized Blend Index
	8.00	7.51	7.73	—
Russell 1000 Index
	17.76	13.67	12.09	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average***
	5.13	5.87	6.76	—
Lipper Mixed-Asset Target Allocation Growth Funds Average***
	7.85	7.50	7.86	—

*Formerly known as Class Q shares.

**Not annualized

***The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (September 30, 2008) and the account values at the end of the current fiscal year (September 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. Performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

PGIM Asset Allocation Funds	15

PGIM Moderate Allocation Fund

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Moderate Customized Blend Index—The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI ACWI ex-US ND Index (15%), the Bloomberg Barclays US Aggregate Bond Index (19%), the Bloomberg Barclays 1-3 Year Government/Credit Index (14%), the FTSE EPRA/NAREIT Developed Net Index (5%), and the FTSE 3-Month T-Bill Index*** (2%). The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.02%.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.72%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.79%.

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Lipper Mixed-Asset Target Allocation Moderate Funds Average—The Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds universe for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 40%-60% in equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 2.87%.

Lipper Mixed-Asset Target Allocation Growth Funds Average—The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds universe for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 4.63%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

***Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

PGIM Asset Allocation Funds	17

PGIM Moderate Allocation Fund

Performance Target

The PGIM Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2018, and their weightings in the Moderate Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific PGIM mutual funds. In response to market developments, the Fund’s subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Bloomberg Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The FTSE 3-Month T-Bill Index* is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The FTSE EPRA/NAREIT Developed Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 22 developed and 24 emerging market country indexes. The Net Dividend (ND) version of the MSCI ACWI ex-US ND Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

*Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

18	Visit our website at pgiminvestments.com

PGIM Growth Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.45	6.58	7.67	—
Class B	2.59	6.84	7.46	—
Class C	6.58	7.00	7.47	—
Class R	8.11	7.52	8.01	—
Class Z	8.66	8.06	8.54	—
Class R6*	N/A	N/A	N/A	5.10** (11/28/17)
Growth Customized Blend Index
	11.02	9.61	9.28	—
Russell 1000 Index
	17.76	13.67	12.09	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average
	9.12	8.22	8.17	—

	Average Annual Total Returns as of 9/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	8.41	7.80	8.28	—
Class B	7.59	6.99	7.46	—
Class C	7.58	7.00	7.47	—
Class R	8.11	7.52	8.01	—
Class Z	8.66	8.06	8.54	—
Class R6*	N/A	N/A	N/A	5.10** (11/28/17)
Growth Customized Blend Index
	11.02	9.61	9.28	—
Russell 1000 Index
	17.76	13.67	12.09	—
S&P 500 Index
	17.91	13.93	11.96	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average
	9.12	8.22	8.17	—

PGIM Asset Allocation Funds	19

PGIM Growth Allocation Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (September 30, 2008) and the account values at the end of the current fiscal year (September 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. Performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**Not annualized

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

20	Visit our website at pgiminvestments.com

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Growth Customized Blend Index—The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US ND Index (24%), the Bloomberg Barclays US Aggregate Bond Index (8%), the FTSE EPRA/NAREIT Developed Net Index (5%), and the FTSE 3-Month T-Bill Index*** (2.5%). The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 6.80%.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.72%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.79%.

PGIM Asset Allocation Funds	21

PGIM Growth Allocation Fund

Your Fund’s Performance (continued)

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average—The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds universe for the periods noted. Funds in the Lipper Average are funds of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.24%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

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PGIM Growth Allocation Fund

Performance Target

The PGIM Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2018, and their weightings in the Growth Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific PGIM mutual funds. In response to market developments, the Fund’s subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The FTSE 3-Month T-Bill Index* is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The FTSE EPRA/NAREIT Developed Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 22 developed and 24 emerging market country indexes. The Net Dividend (ND) version of the MSCI ACWI ex-US ND Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

*Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

PGIM Asset Allocation Funds	23

PGIM Asset Allocation Funds (unaudited)

Strategy and Performance Overview

What were market conditions?

•

In a major event capping 2017, the US Congress passed a tax reform bill that was signed into law in December. The law cut the corporate tax rate to 21% from 35% and reduced individual tax rates, including lowering the top rate to 37% from 39.6%. The US equity market advanced in anticipation of the law and surged into the new year.

•

In late January through February, US equities experienced a steep decline, triggered by an inflation scare and US protectionist trade measures. The market pullback was accompanied by a sharp spike in volatility that drove the unwinding of investors’ short volatility positions. These positions seek to profit from the potential of continued low levels of volatility.

•

US equities remained range bound during the spring, despite 25% year-over-year earnings growth in the first two quarters of 2018, fueled by the fiscal stimulus of corporate tax cuts. The economic backdrop was also favorable, amid continued strong growth. Equity performance may have been restrained by geopolitical concerns. Anxiety regarding a global trade war emerged in March, eased in May, but intensified again in June on the heels of unprecedented acrimony at the G7 (Group of Seven) summit and the Trump administration’s threat to impose tariffs on Chinese goods. The G7 consists of Canada, France, Germany, Italy, Japan, the United Kingdom (UK), and the United States. These countries, with the seven largest advanced economies in the world, represent more than 62% of the global net wealth. Retaliatory measures by China ignited fears of a tit-for-tat escalation cycle that could be destructive for global economic growth.

•

Fears of a trade war abated toward the end of the summer, with good news heralded by a trade agreement between the US and Mexico, lower-than-expected tariffs on $200 billion of Chinese goods, and a trade deal with Canada that concluded the renegotiation of the North American Free Trade Agreement. US equity markets surged in response, delivering strong gains from July to September and reaching new highs as geopolitical anxiety eased and strong corporate earnings continued.

•

At the end of the reporting period, US economic growth was accelerating, while growth in other major economies appeared to be slowing. As a result, 2018 appeared to be a year of global growth divergence, whereas 2017 was characterized by synchronized global economic recovery.

•

US economic growth was accompanied by rising interest rates and a stronger US dollar, which strained emerging markets economies. Higher US interest rates caused capital outflows from the emerging markets, leading to the sharp depreciation of emerging markets currencies and unleashing a vicious cycle of increased inflation and central bank rate hikes. This was especially true in countries with significant political problems, economic imbalances, and limited reserves, such as Turkey and Argentina. Trade tensions and the high price of crude oil further exacerbated the problem, even in stronger emerging markets countries, by putting additional pressure on their foreign currency reserves. Nevertheless, the potential of an emerging markets crisis appeared to be contained at the end of the period, thanks to China’s commitment to doing “whatever it takes” to keep its own economy stable and the proactive stance of emerging markets central banks overall.

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•

In Europe and Japan, economic growth has been slowing since the beginning of 2018, roiled by negative news such as tariff uncertainty, protracted negotiations over the UK’s exit from the European Union, and the possibility of Italy leaving as well. Consequently, the MSCI EAFE Index declined 4% during 2018 through September 30, while the MSCI Emerging Markets Index dropped 12% (both returns in US dollar terms). In contrast, the S&P 500 Index generated a positive return of 9% in that same period. QMA believes the divergence in equity returns between the US and other developed markets countries has reached an unprecedented level and thinks they are likely to converge.

•

US small-cap equities outperformed from March to July at the height of the trade tensions, perceived by investors as a domestic asset class that could provide safe haven from macroeconomic turbulence abroad. With trade tensions easing, this sector gave back some of its gains toward the end of the reporting period.

•

The Federal Reserve (the Fed) continued tightening US monetary policy, having raised short-term rates six times from the beginning of 2017 through the end of the reporting period. This has lifted the short-term end of the US Treasury yield curve, while the long-term end has remained anchored by interest rate differentials with the rest of the world and investors’ fears about the maturity of the US business cycle. As a result, the US Treasury yield curve flattened throughout 2018.

•

US Treasury securities and investment-grade corporate bonds underperformed US equities between January 1 and September 30, 2018. At the same time, high yield corporate bonds performed strongly, as spreads (yield differentials versus US Treasuries) narrowed due to the healthy economic backdrop.

Current outlook

•

The global economy enters the last quarter of 2018 with good momentum; however, growth has become less synchronized, more uneven, and less robust than in 2017, with economic activity accelerating in the US; moderating in the eurozone, the UK, and Japan; and slowing in China and other emerging markets.

•

Trade tensions and emerging markets turmoil top downside risks. Trade uncertainty has now seeped into gross domestic product and business confidence data for Europe and Japan, while the combination of trade tensions, fears of Turkish lira contagion, and Fed rate hikes have contributed to slowdowns in a number of emerging markets, including China. On balance, the near-term risk of a global economic downturn remains very low. However, storm clouds are gathering.

•	Attractive near-term conditions are balanced by building macro risk factors, including Fed tightening, emerging markets turmoil, escalating trade tensions, and the looming US midterm elections.

PGIM Asset Allocation Funds	25

PGIM Conservative Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM Conservative Allocation Fund’s Class Z shares returned 3.93% for the 12-month period that ended September 30, 2018, underperforming the 4.44% return of the Conservative Customized Blend Index (the Index), but outperforming the 2.53% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What worked?

•	The Fund benefited as a majority of the underlying fixed income funds outpaced their respective benchmark indexes.

•	Within equities, performance was more mixed, but the PGIM Jennison International Opportunities Fund was a standout, adding value to the Fund’s performance.

•

Non-benchmark positions in high yield corporate bonds, as well as a strategic overweight in shorter-duration bonds, bolstered results. (The shorter the duration of a bond, the less its sensitivity to interest rate movements.) The Fund gets exposure to these positions through the PGIM High Yield Fund, PGIM Short Duration Multi-Sector Bond Fund, and PGIM Absolute Return Bond Fund.

What didn’t work?

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt returns as these segments trailed the overall equity market.

•

Underlying value, small-cap, and mid-cap equity funds detracted from results as a majority of these funds trailed their respective benchmarks, with many lagging by over 2% in the period. These underlying funds included the PGIM Jennison Value Fund, PGIM QMA Large-Cap Value Fund, PGIM Jennison Small Company Fund, PGIM QMA Mid-Cap Value Fund, PGIM QMA Small-Cap Value Fund, and PGIM Jennison Mid-Cap Growth Fund.

Did the Fund use derivatives, and how did they affect performance?

•	Certain of the Fund’s underlying investment funds invest in derivatives, which may have affected the overall Fund’s performance.

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PGIM Moderate Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM Moderate Allocation Fund’s Class Z shares returned 6.54% for the 12-month period that ended September 30, 2018, underperforming the 8.00% return of the Moderate Customized Blend Index (the Index) but outperforming the 5.13% return of the Lipper Mixed-Asset Target Allocation Moderate Funds Average.

What worked?

•	The Fund benefited as a majority of the underlying fixed income funds outpaced their respective benchmark indexes.

•	Within the equities, performance was more mixed, but the PGIM Jennison International Opportunities Fund was a standout, adding value to the Fund’s performance.

•

Non-benchmark positions in high yield corporate bonds, as well as a strategic overweight in shorter-duration bonds, bolstered results. (The shorter the duration of a bond, the less its sensitivity to interest rate movements.) The Fund gets exposure to these positions through the PGIM High Yield Fund, PGIM Short Duration Multi-Sector Bond Fund, and PGIM Absolute Return Bond Fund.

What didn’t work?

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt returns as these segments trailed the overall equity market.

•

Underlying value, small-cap, and mid-cap equity funds detracted from results as a majority of these funds trailed their respective benchmarks, with many lagging by over 2% in the period. These underlying funds included the PGIM Jennison Value Fund, PGIM QMA Large-Cap Value Fund, PGIM Jennison Small Company Fund, PGIM QMA Mid-Cap Value Fund, PGIM QMA Small-Cap Value Fund, and PGIM Jennison Mid-Cap Growth Fund.

Did the Fund use derivatives, and how did they affect performance?

•	Certain of the Fund’s underlying investment funds invest in derivatives, which may have affected the overall Fund’s performance.

PGIM Asset Allocation Funds	27

PGIM Growth Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM Growth Allocation Fund’s Class Z shares returned 8.66% for the 12-month period that ended September 30, 2018, underperforming the 11.02% return of the Growth Customized Blend Index (the Index) and the 9.12% return of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average.

What worked?

•	The Fund benefited as all of the underlying fixed income funds outpaced their respective benchmark indexes.

•	Within the equities allocation, performance was more mixed, but the PGIM Jennison International Opportunities Fund was a standout, adding value to the Fund’s performance.

•

Non-benchmark positions in high yield corporate bonds, as well as a strategic overweight in shorter-duration bonds, bolstered results. (The shorter the duration of a bond, the less its sensitivity to interest rate movements.) The Fund gets exposure to these positions through the PGIM High Yield Fund, PGIM Short Duration Multi-Sector Bond Fund, and PGIM Absolute Return Bond Fund.

What didn’t work?

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt returns as these segments trailed the overall equity market.

•

Underlying value, small-cap, and mid-cap equity funds detracted from results as a majority of these funds trailed their respective benchmarks, with many lagging by over 2% in the period. These underlying funds included the PGIM Jennison Value Fund, PGIM QMA Large-Cap Value Fund, PGIM Jennison Small Company Fund, PGIM QMA Mid-Cap Value Fund, PGIM QMA Small-Cap Value Fund, and PGIM Jennison Mid-Cap Growth Fund.

Did the Fund use derivatives, and how did they affect performance?

•	Certain of the Fund’s underlying investment funds invest in derivatives, which may have affected the overall Fund’s performance.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 held through the six-month period ended September 30, 2018. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

PGIM Asset Allocation Funds	29

Fees and Expenses (continued)

paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Conservative Allocation Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,016.50	1.22%	$6.17
	Hypothetical	$1,000.00	$1,018.95	1.22%	$6.17
Class B	Actual	$1,000.00	$1,012.60	1.97%	$9.94
	Hypothetical	$1,000.00	$1,015.19	1.97%	$9.95
Class C	Actual	$1,000.00	$1,011.80	1.97%	$9.94
	Hypothetical	$1,000.00	$1,015.19	1.97%	$9.95
Class R	Actual	$1,000.00	$1,015.10	1.47%	$7.43
	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44
Class Z	Actual	$1,000.00	$1,017.00	0.97%	$4.90
	Hypothetical	$1,000.00	$1,020.21	0.97%	$4.91
Class R6**	Actual	$1,000.00	$1,017.00	0.97%	$4.90
	Hypothetical	$1,000.00	$1,020.21	0.97%	$4.91

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PGIM Moderate Allocation Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,027.90	1.27%	$6.46
	Hypothetical	$1,000.00	$1,018.70	1.27%	$6.43
Class B	Actual	$1,000.00	$1,024.80	2.03%	$10.30
	Hypothetical	$1,000.00	$1,014.89	2.03%	$10.25
Class C	Actual	$1,000.00	$1,024.10	2.03%	$10.30
	Hypothetical	$1,000.00	$1,014.89	2.03%	$10.25
Class R	Actual	$1,000.00	$1,026.70	1.53%	$7.77
	Hypothetical	$1,000.00	$1,017.40	1.53%	$7.74
Class Z	Actual	$1,000.00	$1,029.20	1.03%	$5.24
	Hypothetical	$1,000.00	$1,019.90	1.03%	$5.22
Class R6**	Actual	$1,000.00	$1,029.20	1.03%	$5.24
	Hypothetical	$1,000.00	$1,019.90	1.03%	$5.22

PGIM Growth Allocation Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,035.60	1.36%	$6.94
	Hypothetical	$1,000.00	$1,018.25	1.36%	$6.88
Class B	Actual	$1,000.00	$1,031.50	2.11%	$10.75
	Hypothetical	$1,000.00	$1,014.49	2.11%	$10.66
Class C	Actual	$1,000.00	$1,031.40	2.11%	$10.74
	Hypothetical	$1,000.00	$1,014.49	2.11%	$10.66
Class R	Actual	$1,000.00	$1,033.70	1.62%	$8.26
	Hypothetical	$1,000.00	$1,016.95	1.62%	$8.19
Class Z	Actual	$1,000.00	$1,036.80	1.11%	$5.67
	Hypothetical	$1,000.00	$1,019.50	1.11%	$5.62
Class R6**	Actual	$1,000.00	$1,036.80	1.11%	$5.67
	Hypothetical	$1,000.00	$1,019.50	1.11%	$5.62

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Asset Allocation Funds	31

PGIM Conservative Allocation Fund

Schedule of Investments

as of September 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.1%

AFFILIATED MUTUAL FUNDS
PGIM Absolute Return Bond Fund (Class R6)	454,808	$4,475,314
PGIM Global Real Estate Fund (Class R6)	265,925	6,424,744
PGIM Government Income Fund (Class R6)	822,052	7,546,441
PGIM High Yield Fund (Class R6)	235,357	1,277,989
PGIM Jennison 20/20 Focus Fund (Class R6)*	69,621	1,273,368
PGIM Jennison Equity Opportunity Fund (Class R6)	118,809	2,557,960
PGIM Jennison Growth Fund (Class R6)*	54,996	2,540,246
PGIM Jennison International Opportunities Fund (Class R6)	270,791	4,969,006
PGIM Jennison Mid-Cap Growth Fund (Class R6)*	38,496	1,602,210
PGIM Jennison Natural Resources Fund (Class R6)*	3,316	134,086
PGIM Jennison Small Company Fund (Class R6)	195,215	5,565,576
PGIM Jennison Value Fund (Class R6)	151,813	3,189,582
PGIM QMA International Equity Fund (Class R6)	983,116	7,491,343
PGIM QMA Large-Cap Core Equity Fund (Class R6)	260,950	4,864,104
PGIM QMA Large-Cap Value Fund (Class R6)	431,795	6,187,627
PGIM QMA Long-Short Equity Fund (Class R6)*	294,024	3,845,838
PGIM QMA Mid-Cap Value Fund (Class R6)	92,622	2,047,871
PGIM QMA Small-Cap Value Fund (Class R6)	71,446	1,468,932
PGIM Short Duration Multi-Sector Bond Fund (Class R6)	4,298,264	40,962,461
PGIM Short-Term Corporate Bond Fund (Class R6)	60,474	650,696
PGIM Total Return Bond Fund (Class R6)	1,256,436	17,539,841

TOTAL LONG-TERM INVESTMENTS (cost $106,736,412)		126,615,235

SHORT-TERM INVESTMENT 0.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,039,490)	1,039,490	1,039,490

TOTAL INVESTMENTS 99.9% (cost $107,775,902)(w)		127,654,725
Other assets in excess of liabilities 0.1%		105,419

NET ASSETS 100.0%		$127,760,144

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	33

PGIM Conservative Allocation Fund

Schedule of Investments (continued)

as of September 30, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$127,654,725	$—	$—

Investment Allocation:

The investment allocation of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2018 were as follows (unaudited):

Multi-Sector Debt	49.3%
International	9.8
Large-Cap Value	7.3
U.S. Government Debt	5.9
Large/Mid-Cap Growth	5.3
Global Real Estate	5.0
Large-Cap Core	4.8
Small-Cap Core	4.4
Long-Short Cap	3.0
Small/Mid-Cap Value	2.7
High Yield	1.0%
Short-Term Investment	0.8
Short-Term Debt	0.5
Natural Resources	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

34

PGIM Conservative Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2018

Assets
Affiliated investments (cost $107,775,902)	$127,654,725
Receivable for investments sold	420,000
Receivable for Fund shares sold	15,281
Due from Manager	6,918
Prepaid expenses	939

Total Assets	128,097,863

Liabilities
Payable for investments purchased	190,000
Distribution fee payable	43,072
Payable for Fund shares reacquired	40,792
Accrued expenses and other liabilities	26,377
Custodian and accounting fees payable	24,756
Affiliated transfer agent fee payable	12,722

Total Liabilities	337,719

Net Assets	$127,760,144

Net assets were comprised of:
Common stock, at par	$9,822
Paid-in capital in excess of par	104,312,749

104,322,571
Undistributed net investment income	415,680
Accumulated net realized gain on investment transactions	3,143,070
Net unrealized appreciation on investments	19,878,823

Net assets, September 30, 2018	$127,760,144

See Notes to Financial Statements.

PGIM Asset Allocation Funds	35

PGIM Conservative Allocation Fund

Statement of Assets & Liabilities (continued)

as of September 30, 2018

Class A
Net asset value and redemption price per share, ($87,433,360 ÷ 6,716,845 shares of common stock issued and outstanding)	$13.02
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price to public	$13.78

Class B
Net asset value, offering price and redemption price per share,
($4,680,100 ÷ 361,425 shares of common stock issued and outstanding)	$12.95

Class C
Net asset value, offering price and redemption price per share,
($25,306,596 ÷ 1,953,568 shares of common stock issued and outstanding)	$12.95

Class R
Net asset value, offering price and redemption price per share,
($178,280 ÷ 13,645 shares of common stock issued and outstanding)	$13.07

Class Z
Net asset value, offering price and redemption price per share,
($10,099,034 ÷ 771,958 shares of common stock issued and outstanding)	$13.08

Class R6
Net asset value, offering price and redemption price per share,
($62,774 ÷ 4,801 shares of common stock issued and outstanding)	$13.07

See Notes to Financial Statements.

36

PGIM Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2018

Net Investment Income (Loss)
Affiliated dividend income	$3,035,215

Expenses
Management fee	129,490
Distribution fee(a)	590,034
Transfer agent’s fees and expenses (including affiliated expense of $60,846)(a)	133,537
Registration fees(a)	97,755
Custodian and accounting fees	94,069
Audit fee	23,812
Shareholders’ reports	20,543
Legal fees and expenses	18,923
Directors’ fees	14,410
Miscellaneous	10,956

Total expenses	1,133,529
Less: Expense subsidy(a)	(90,276)
Distribution fee waiver(a)	(44,641)

Net expenses	998,612

Net investment income (loss)	2,036,603

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	1,789,881
Net capital gain distributions received	2,815,364

4,605,245

Net change in unrealized appreciation (depreciation) on investments	(2,223,209)

Net gain (loss) on investment transactions	2,382,036

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,418,639

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	265,296	62,422	261,043	1,273	—	—
Transfer agent’s fees and expenses	88,758	15,077	24,147	248	5,256	51
Registration fees	14,655	14,091	14,685	14,090	14,091	26,143
Expense subsidy	(7,140)	(22,295)	(10,381)	(14,154)	(10,140)	(26,166)
Distribution fee waiver	(44,217)	—	—	(424)	—	—

See Notes to Financial Statements.

PGIM Asset Allocation Funds	37

PGIM Conservative Allocation Fund

Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,036,603	$1,601,383
Net realized gain (loss) on investment transactions	1,789,881	2,065,233
Net capital gain distributions received	2,815,364	1,872,021
Net change in unrealized appreciation (depreciation) on investments	(2,223,209)	4,538,476

Net increase (decrease) in net assets resulting from operations	4,418,639	10,077,113

Dividends and Distributions
Dividends from net investment income
Class A	(2,083,637)	(1,329,492)
Class B	(104,648)	(115,917)
Class C	(424,935)	(232,637)
Class R	(3,521)	(1,762)
Class Z	(210,838)	(142,125)
Class R6	(463)	—

	(2,828,042)	(1,821,933)

Distributions from net realized gains and capital gain distributions received
Class A	(1,645,904)	(897,459)
Class B	(122,528)	(152,058)
Class C	(490,474)	(300,939)
Class R	(3,060)	(1,440)
Class Z	(141,291)	(82,721)
Class R6	(184)	—

	(2,403,441)	(1,434,617)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	16,191,190	12,950,865
Net asset value of shares issued in reinvestment of dividends and distributions	5,097,809	3,125,805
Cost of shares reacquired	(22,184,420)	(30,786,101)

Net increase (decrease) in net assets from Fund share transactions	(895,421)	(14,709,431)

Total increase (decrease)	(1,708,265)	(7,888,868)

Net Assets:
Beginning of year	129,468,409	137,357,277

End of year(a)	$127,760,144	$129,468,409

(a) Includes undistributed/(distributions in excess of) net investment income of:	$415,680	$601,679

See Notes to Financial Statements.

38

PGIM Moderate Allocation Fund

Schedule of Investments

as of September 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.1%

AFFILIATED MUTUAL FUNDS
PGIM Absolute Return Bond Fund (Class R6)	329,886	$3,246,081
PGIM Global Real Estate Fund (Class R6)	337,337	8,150,053
PGIM Government Income Fund (Class R6)	496,165	4,554,794
PGIM High Yield Fund (Class R6)	223,883	1,215,686
PGIM Jennison 20/20 Focus Fund (Class R6)*	177,116	3,239,442
PGIM Jennison Equity Opportunity Fund (Class R6)	301,704	6,495,685
PGIM Jennison Growth Fund (Class R6)*	89,262	4,123,028
PGIM Jennison International Opportunities Fund (Class R6)	514,495	9,440,982
PGIM Jennison Mid-Cap Growth Fund (Class R6)*	107,497	4,474,016
PGIM Jennison Natural Resources Fund (Class R6)*	4,203	169,909
PGIM Jennison Small Company Fund (Class R6)	410,337	11,698,709
PGIM Jennison Value Fund (Class R6)	359,080	7,544,277
PGIM QMA International Equity Fund (Class R6)	1,837,211	13,999,549
PGIM QMA Large-Cap Core Equity Fund (Class R6)	731,223	13,629,987
PGIM QMA Large-Cap Value Fund (Class R6)	818,845	11,734,046
PGIM QMA Long-Short Equity Fund (Class R6)*	497,213	6,503,551
PGIM QMA Mid-Cap Value Fund (Class R6)	239,038	5,285,140
PGIM QMA Small-Cap Value Fund (Class R6)	157,285	3,233,779
PGIM Short Duration Multi-Sector Bond Fund (Class R6)	2,684,001	25,578,528
PGIM Total Return Bond Fund (Class R6)	1,163,560	16,243,301

TOTAL LONG-TERM INVESTMENTS (cost $120,177,405)		160,560,543

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,108,800)	1,108,800	1,108,800

TOTAL INVESTMENTS 99.8% (cost $121,286,205)(w)		161,669,343
Other assets in excess of liabilities 0.2%		311,429

NET ASSETS 100.0%		$161,980,772

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	39

PGIM Moderate Allocation Fund

Schedule of Investments (continued)

as of September 30, 2018

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$161,669,343	$—	$—

Investment Allocation:

The investment allocation of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2018 were as follows (unaudited):

Multi-Sector Debt	27.8%
International	14.4
Large-Cap Value	11.9
Large-Cap Core	10.4
Large/Mid-Cap Growth	9.4
Small-Cap Core	7.2
Small/Mid-Cap Value	5.3
Global Real Estate	5.0
Long-Short Cap	4.0
U.S. Government Debt	2.8
High Yield	0.8%
Short-Term Investment	0.7
Natural Resources	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

40

PGIM Moderate Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2018

Assets
Affiliated investments (cost $121,286,205)	$161,669,343
Receivable for investments sold	810,000
Receivable for Fund shares sold	76,978
Due from Manager	3,081
Prepaid expenses	938

Total Assets	162,560,340

Liabilities
Payable for investments purchased	300,073
Payable for Fund shares reacquired	146,644
Accrued expenses and other liabilities	57,177
Distribution fee payable	54,476
Affiliated transfer agent fee payable	21,198

Total Liabilities	579,568

Net Assets	$161,980,772

Net assets were comprised of:
Common stock, at par	$10,494
Paid-in capital in excess of par	113,192,633

113,203,127
Undistributed net investment income	642,742
Accumulated net realized gain on investment transactions	7,751,765
Net unrealized appreciation on investments	40,383,138

Net assets, September 30, 2018	$161,980,772

See Notes to Financial Statements.

PGIM Asset Allocation Funds	41

PGIM Moderate Allocation Fund

Statement of Assets & Liabilities (continued)

as of September 30, 2018

Class A
Net asset value and redemption price per share, ($125,569,429 ÷ 8,116,050 shares of common stock issued and outstanding)	$15.47
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price to public	$16.37

Class B
Net asset value, offering price and redemption price per share,
($8,963,196 ÷ 585,998 shares of common stock issued and outstanding)	$15.30

Class C
Net asset value, offering price and redemption price per share,
($24,321,811 ÷ 1,590,581 shares of common stock issued and outstanding)	$15.29

Class R
Net asset value, offering price and redemption price per share,
($179,550 ÷ 11,686 shares of common stock issued and outstanding)	$15.36

Class Z
Net asset value, offering price and redemption price per share,
($2,936,402 ÷ 189,431 shares of common stock issued and outstanding)	$15.50

Class R6
Net asset value, offering price and redemption price per share,
($10,384 ÷ 670 shares of common stock issued and outstanding)	$15.50

See Notes to Financial Statements.

42

PGIM Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2018

Net Investment Income (Loss)
Affiliated dividend income	$3,114,001

Expenses
Management fee	167,315
Distribution fee(a)	750,904
Transfer agent’s fees and expenses (including affiliated expense of $100,887)(a)	199,181
Registration fees(a)	99,388
Custodian and accounting fees	95,025
Audit fee	23,812
Shareholders’ reports	22,493
Legal fees and expenses	19,185
Directors’ fees	15,311
Miscellaneous	10,237

Total expenses	1,402,851
Less: Expense subsidy(a)	(86,620)
Distribution fee waiver(a)	(63,969)

Net expenses	1,252,262

Net investment income (loss)	1,861,739

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	3,127,396
Net capital gain distributions received	6,795,956

9,923,352

Net change in unrealized appreciation (depreciation) on investments	(1,884,685)

Net gain (loss) on investment transactions	8,038,667

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,900,406

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	381,776	110,821	257,294	1,013	—	—
Transfer agent’s fees and expenses	141,188	27,220	26,314	203	4,211	45
Registration fees	15,041	14,323	15,377	14,214	14,324	26,109
Expense subsidy	—	(26,066)	(5,968)	(14,233)	(14,211)	(26,142)
Distribution fee waiver	(63,631)	—	—	(338)	—	—

See Notes to Financial Statements.

PGIM Asset Allocation Funds	43

PGIM Moderate Allocation Fund

Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,861,739	$1,348,166
Net realized gain (loss) on investment transactions	3,127,396	2,935,444
Net capital gain distributions received	6,795,956	3,742,657
Net change in unrealized appreciation (depreciation) on investments	(1,884,685)	11,749,432

Net increase (decrease) in net assets resulting from operations	9,900,406	19,775,699

Dividends and Distributions
Dividends from net investment income
Class A	(2,679,512)	(1,266,793)
Class B	(162,867)	(97,019)
Class C	(371,059)	(124,143)
Class R	(1,876)	(79)
Class Z	(77,331)	(38,832)
Class R6	(232)	—

	(3,292,877)	(1,526,866)

Distributions from net realized gains and capital gain distributions received
Class A	(2,840,983)	(2,451,148)
Class B	(258,639)	(483,523)
Class C	(589,254)	(618,707)
Class R	(2,252)	(193)
Class Z	(73,692)	(62,254)
Class R6	(222)	—

	(3,765,042)	(3,615,825)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	10,007,462	14,504,912
Net asset value of shares issued in reinvestment of dividends and distributions	6,875,226	4,977,834
Cost of shares reacquired	(25,345,332)	(29,688,388)

Net increase (decrease) in net assets from Fund share transactions	(8,462,644)	(10,205,642)

Total increase (decrease)	(5,620,157)	4,427,366

Net Assets:
Beginning of year	167,600,929	163,173,563

End of year(a)	$161,980,772	$167,600,929

(a) Includes undistributed/(distributions in excess of) net investment income of:	$642,742	$673,415

See Notes to Financial Statements.

44

PGIM Growth Allocation Fund

Schedule of Investments

as of September 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.1%

AFFILIATED MUTUAL FUNDS
PGIM Absolute Return Bond Fund (Class R6)	57,508	$565,882
PGIM Global Real Estate Fund (Class R6)	234,658	5,669,326
PGIM High Yield Fund (Class R6)	105,768	574,318
PGIM Jennison 20/20 Focus Fund (Class R6)*	184,614	3,376,596
PGIM Jennison Equity Opportunity Fund (Class R6)	380,122	8,184,021
PGIM Jennison Growth Fund (Class R6)*	92,577	4,276,150
PGIM Jennison International Opportunities Fund (Class R6)	574,724	10,546,190
PGIM Jennison Mid-Cap Growth Fund (Class R6)*	80,022	3,330,498
PGIM Jennison Natural Resources Fund (Class R6)*	2,837	114,700
PGIM Jennison Small Company Fund (Class R6)	386,398	11,016,216
PGIM Jennison Value Fund (Class R6)	335,259	7,043,787
PGIM QMA International Equity Fund (Class R6)	2,078,514	15,838,279
PGIM QMA Large-Cap Core Equity Fund (Class R6)	590,177	11,000,904
PGIM QMA Large-Cap Value Fund (Class R6)	785,453	11,255,543
PGIM QMA Long-Short Equity Fund (Class R6)*	432,212	5,653,328
PGIM QMA Mid-Cap Value Fund (Class R6)	194,240	4,294,642
PGIM QMA Small-Cap Value Fund (Class R6)	150,876	3,102,012
PGIM Short Duration Multi-Sector Bond Fund (Class R6)	59,884	570,692
PGIM Total Return Bond Fund (Class R6)	367,886	5,135,688

TOTAL LONG-TERM INVESTMENTS (cost $80,341,820)		111,548,772

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,073,499)	1,073,499	1,073,499

TOTAL INVESTMENTS 100.1% (cost $81,415,319)(w)		112,622,271
Liabilities in excess of other assets (0.1)%		(67,282)

NET ASSETS 100.0%		$112,554,989

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	45

PGIM Growth Allocation Fund

Schedule of Investments (continued)

as of September 30, 2018

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$112,622,271	$—	$—

Investment Allocation:

The investment allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2018 were as follows (unaudited):

International	23.5%
Large-Cap Value	16.2
Large/Mid-Cap Growth	14.1
Large-Cap Core	12.8
Small-Cap Core	9.8
Small/Mid-Cap Value	6.5
Multi-Sector Debt	5.6
Global Real Estate	5.0
Long-Short Cap	5.0

Short-Term Investment	1.0%
High Yield	0.5
Natural Resources	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

46

PGIM Growth Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2018

Assets
Affiliated investments (cost $81,415,319)	$112,622,271
Receivable for investments sold	350,000
Due from Manager	17,000
Receivable for Fund shares sold	14,797
Prepaid expenses	940

Total Assets	113,005,008

Liabilities
Payable for investments purchased	290,001
Payable for Fund shares reacquired	52,683
Distribution fee payable	36,013
Accrued expenses and other liabilities	26,371
Custodian and accounting fees payable	24,763
Affiliated transfer agent fee payable	20,188

Total Liabilities	450,019

Net Assets	$112,554,989

Net assets were comprised of:
Common stock, at par	$6,007
Paid-in capital in excess of par	75,881,284

75,887,291
Accumulated net realized gain on investment transactions	5,460,746
Net unrealized appreciation on investments	31,206,952

Net assets, September 30, 2018	$112,554,989

See Notes to Financial Statements.

PGIM Asset Allocation Funds	47

PGIM Growth Allocation Fund

Statement of Assets & Liabilities (continued)

as of September 30, 2018

Class A
Net asset value and redemption price per share, ($85,009,957 ÷ 4,497,846 shares of common stock issued and outstanding)	$18.90
Maximum sales charge (5.50% of offering price)	1.10

Maximum offering price to public	$20.00

Class B
Net asset value, offering price and redemption price per share, ($6,251,213 ÷ 346,671 shares of common stock issued and outstanding)	$18.03

Class C
Net asset value, offering price and redemption price per share, ($16,051,314 ÷ 889,041 shares of common stock issued and outstanding)	$18.05

Class R
Net asset value, offering price and redemption price per share, ($49,868 ÷ 2,664 shares of common stock issued and outstanding)	$18.72

Class Z
Net asset value, offering price and redemption price per share, ($4,721,737 ÷ 246,441 shares of common stock issued and outstanding)	$19.16

Class R6
Net asset value, offering price and redemption price per share, ($470,900 ÷ 24,584 shares of common stock issued and outstanding)	$19.15

See Notes to Financial Statements.

48

PGIM Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2018

Net Investment Income (Loss)
Affiliated dividend income	$1,505,526

Expenses
Management fee	111,363
Distribution fee(a)	488,224
Transfer agent’s fees and expenses (including affiliated expense of $96,108)(a)	169,850
Registration fees(a)	100,335
Custodian and accounting fees	94,088
Audit fee	23,812
Shareholders’ reports	21,873
Legal fees and expenses	18,901
Directors’ fees	14,220
Miscellaneous	10,446

Total expenses	1,053,112
Less: Expense subsidy(a)	(175,112)
Distribution fee waiver(a)	(42,314)

Net expenses	835,686

Net investment income (loss)	669,840

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	1,300,252
Net capital gain distributions received	5,925,386

7,225,638

Net change in unrealized appreciation (depreciation) on investments	738,463

Net gain (loss) on investment transactions	7,964,101

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,633,941

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	251,791	78,245	157,143	1,045	—	—
Transfer agent’s fees and expenses	120,356	24,383	18,762	245	6,053	51
Registration fees	14,600	13,956	14,967	13,956	16,746	26,110
Expense subsidy	(63,307)	(31,595)	(20,321)	(14,079)	(19,786)	(26,024)
Distribution fee waiver	(41,966)	—	—	(348)	—	—

See Notes to Financial Statements.

PGIM Asset Allocation Funds	49

PGIM Growth Allocation Fund

Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$669,840	$412,949
Net realized gain (loss) on investment transactions	1,300,252	1,396,557
Net capital gain distributions received	5,925,386	2,860,032
Net change in unrealized appreciation (depreciation) on investments	738,463	11,303,894

Net increase (decrease) in net assets resulting from operations	8,633,941	15,973,432

Dividends and Distributions
Dividends from net investment income
Class A	(1,771,051)	(720,738)
Class B	(129,341)	(50,040)
Class C	(240,693)	(54,686)
Class R	(3,963)	(210)
Class Z	(67,459)	(23,756)
Class R6	(235)	—

	(2,212,742)	(849,430)

Distributions from net realized gains and capital gain distributions received
Class A	(1,144,763)	(1,903,452)
Class B	(120,159)	(346,254)
Class C	(223,606)	(378,406)
Class R	(2,885)	(712)
Class Z	(39,367)	(51,505)
Class R6	(137)	—

	(1,530,917)	(2,680,329)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	12,647,403	9,325,472
Net asset value of shares issued in reinvestment of dividends and distributions	3,675,942	3,441,557
Cost of shares reacquired	(13,539,734)	(13,035,435)

Net increase (decrease) in net assets from Fund share transactions	2,783,611	(268,406)

Total increase (decrease)	7,673,893	12,175,267

Net Assets:
Beginning of year	104,881,096	92,705,829

End of year(a)	$112,554,989	$104,881,096

(a) Includes undistributed/(distributions in excess of) net investment income of:	$—	$199,751

See Notes to Financial Statements.

50

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): PGIM Balanced Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund, each of which are diversified funds and PGIM Conservative Allocation Fund (“Conservative Allocation Fund”), PGIM Moderate Allocation Fund (“Moderate Allocation Fund”) and PGIM Growth Allocation Fund (“Growth Allocation Fund”), each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”). Effective June 11, 2018, the names of the Allocation Funds and other Series which comprise the Company were changed by replacing “Prudential” with “PGIM” and each Allocation Fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Conservative Allocation Fund is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Fund is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Fund is long-term capital appreciation. Each of the three Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

1. Accounting Policies

The Allocation Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Company and the Allocation Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Allocation Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy

PGIM Asset Allocation Funds	51

Notes to Financial Statements (continued)

Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Allocation Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how each Allocation Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

52

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the policy of each of the Allocation Funds to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Conservative Allocation Fund expects to pay dividends from net investment income quarterly and distributions from net realized gains, if any, annually. The Moderate Allocation Fund and the Growth Allocation Fund expect to pay dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Allocation Funds, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Allocation Funds. PGIM Investments administers the corporate affairs of the Allocation Funds and, in connection therewith, furnishes the Allocation Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Allocation Funds’ custodian, and the Allocation Funds’ transfer agent.

PGIM Asset Allocation Funds	53

Notes to Financial Statements (continued)

PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Allocation Funds. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Allocation Funds, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.10% of each of the Allocation Funds’ average daily net assets up to $5 billion and 0.08% of average daily net assets in excess of $5 billion. The effective management fee rates before any waivers and/or expense reimbursements were 0.10%, 0.10% and 0.10% for the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively, for the year ended September 30, 2018.

PGIM Investments has contractually agreed, through January 31, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective October 1, 2018 this waiver agreement was extended through January 31, 2020.

Where applicable, PGIM Investments has voluntarily agreed through September 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating

54

Expenses for Class Z shares. Effective October 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver through January 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Allocation Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Allocation Funds.

Pursuant to the Distribution Plans, the Allocation Funds compensate PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2020 to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2018. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$158,884
Moderate Allocation Fund	190,997
Growth Allocation Fund	190,989

From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2018. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$—	$2,933	$1,027
Moderate Allocation Fund	1	4,745	5,469
Growth Allocation Fund	—	4,285	1,792

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Asset Allocation Funds	55

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2018, no such transactions were entered into by the Allocation Funds.

The Allocation Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2018, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Conservative Allocation Fund	$26,219,414	$27,435,000
Moderate Allocation Fund	39,334,293	46,105,000
Growth Allocation Fund	31,012,522	25,475,000

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual funds for the year ended September 30, 2018, is presented as follows:

56

Conservative Allocation Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
PGIM Absolute Return Bond Fund (Class R6)
$9,113,753	$318,014	$4,965,000	$(126,002)	$134,549	$4,475,314	454,808	$218,696	$—
PGIM Core Ultra Short Bond Fund
920,307	12,267,994	12,148,811	—	—	1,039,490	1,039,490	20,534	—
PGIM Global Real Estate Fund (Class R6)
6,384,456	969,134	905,000	(50,589)	26,743	6,424,744	265,925	238,954	110,180
PGIM Government Income Fund (Class R6)
7,584,285	759,730	505,000	(284,661)	(7,913)	7,546,441	822,052	180,146	—
PGIM High Yield Fund (Class R6)
2,609,669	188,218	1,445,000	(200,305)	125,407	1,277,989	235,357	138,645	—
PGIM Jennison 20/20 Focus Fund (Class R6)
1,300,389	287,569	330,000	(11,663)	27,073	1,273,368	69,621	—	207,569
PGIM Jennison Equity Opportunity Fund (Class R6)
2,597,968	475,793	525,000	(69,526)	78,725	2,557,960	118,809	31,925	303,868
PGIM Jennison Growth Fund (Class R6)
3,254,029	1,156,202	2,415,000	264,529	280,486	2,540,246	54,996	—	156,202
PGIM Jennison International Opportunities Fund (Class R6)
5,347,222	536,060	1,440,000	240,469	285,255	4,969,006	270,791	11,060	—
PGIM Jennison Mid-Cap Growth Fund (Class R6)
1,887,875	266,686	580,000	(167,984)	195,633	1,602,210	38,496	—	206,686
PGIM Jennison Natural Resources Fund (Class R6)
144,262	—	20,000	8,901	923	134,086	3,316	—	—
PGIM Jennison Small Company Fund (Class R6)
4,876,811	1,712,977	1,250,000	154,108	71,680	5,565,576	195,215	20,124	333,121
PGIM Jennison Value Fund (Class R6)
2,596,163	980,577	500,000	101,501	11,341	3,189,582	151,813	34,551	146,026
PGIM QMA International Equity Fund (Class R6)
7,932,236	1,166,441	1,400,000	(402,734)	195,400	7,491,343	983,116	186,441	—
PGIM QMA Large-Cap Core Equity Fund (Class R6)
4,937,573	1,485,201	1,685,000	45,187	81,143	4,864,104	260,950	67,794	672,407
PGIM QMA Large-Cap Value Fund (Class R6)
7,139,825	1,983,225	2,850,000	(241,638)	156,215	6,187,627	431,795	117,256	530,968
PGIM QMA Long-Short Equity Fund (Class R6)
3,888,483	100,000	335,000	155,577	36,778	3,845,838	294,024	—	—
PGIM QMA Mid-Cap Value Fund (Class R6)
788,040	2,100,490	810,000	(26,754)	(3,905)	2,047,871	92,622	35,132	95,358
PGIM QMA Small-Cap Value Fund (Class R6)
1,575,505	1,086,624	1,145,000	(266,710)	218,513	1,468,932	71,446	8,645	52,979

PGIM Asset Allocation Funds	57

Notes to Financial Statements (continued)

Conservative Allocation Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
PGIM Short Duration Multi-Sector Bond Fund (Class R6)
$35,583,667	$8,983,984	$2,865,000	$(628,242)	$(111,948)	$40,962,461	4,298,264	$1,151,370	$—
PGIM Short-Term Corporate Bond Fund (Class R6)
651,525	38,946	20,000	(19,445)	(330)	650,696	60,474	18,995	—
PGIM Total Return Bond Fund (Class R6)
18,095,478	1,623,543	1,470,065	(697,228)	(11,887)	17,539,841	1,256,436	554,947	—

$129,209,521	$38,487,408	$39,608,876	$(2,223,209)	$1,789,881	$127,654,725		$3,035,215	$2,815,364

Moderate Allocation Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
PGIM Absolute Return Bond Fund (Class R6)
$8,389,642	$335,993	$5,500,000	$(160,785)	$181,231	$3,246,081	329,886	$186,615	$—
PGIM Core Ultra Short Bond Fund
1,149,193	15,395,483	15,435,876	—	—	1,108,800	1,108,800	24,594	—
PGIM Global Real Estate Fund (Class R6)
8,276,327	1,254,402	1,335,000	(51,802)	6,126	8,150,053	337,337	309,634	144,768
PGIM Government Income Fund (Class R6)
4,630,165	579,964	475,000	(165,702)	(14,633)	4,554,794	496,165	110,215	—
PGIM High Yield Fund (Class R6)
1,687,924	150,538	575,000	(90,284)	42,508	1,215,686	223,883	100,806	—
PGIM Jennison 20/20 Focus Fund (Class R6)
3,376,217	685,260	850,000	(30,028)	57,993	3,239,442	177,116	—	545,260
PGIM Jennison Equity Opportunity Fund (Class R6)
6,723,943	1,070,666	1,305,000	(82,192)	88,268	6,495,685	301,704	83,728	796,938
PGIM Jennison Growth Fund (Class R6)
5,737,901	1,787,239	4,320,000	383,956	533,932	4,123,028	89,262	—	277,239
PGIM Jennison International Opportunities Fund (Class R6)
10,310,727	881,584	2,760,000	402,532	606,139	9,440,982	514,495	21,584	—
PGIM Jennison Mid-Cap Growth Fund (Class R6)
4,454,549	967,372	1,020,000	(151,465)	223,560	4,474,016	107,497	—	502,371

58

Moderate Allocation Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
PGIM Jennison Natural Resources Fund (Class R6)
$186,499	$—	$30,000	$11,144	$2,266	$169,909	4,203	$—	$—
PGIM Jennison Small Company Fund (Class R6)
10,506,439	3,100,382	2,390,000	345,790	136,098	11,698,709	410,337	43,899	736,483
PGIM Jennison Value Fund (Class R6)
6,374,293	2,149,437	1,235,000	235,162	20,385	7,544,277	359,080	85,997	363,440
PGIM QMA International Equity Fund (Class R6)
15,478,098	1,828,780	2,905,000	(902,914)	500,585	13,999,549	1,837,211	368,780	—
PGIM QMA Large-Cap Core Equity Fund (Class R6)
14,777,624	3,533,749	4,990,000	(71,197)	379,811	13,629,987	731,223	201,839	2,001,910
PGIM QMA Large-Cap Value Fund (Class R6)
13,414,876	4,375,497	5,870,000	(397,339)	211,012	11,734,046	818,845	233,572	1,051,925
PGIM QMA Long-Short Equity Fund (Class R6)
6,696,845	80,000	600,000	249,431	77,275	6,503,551	497,213	—	—
PGIM QMA Mid-Cap Value Fund (Class R6)
2,769,688	4,112,461	1,515,000	(73,335)	(8,674)	5,285,140	239,038	84,124	228,337
PGIM QMA Small-Cap Value Fund (Class R6)
3,800,472	2,161,318	2,600,000	(344,422)	216,411	3,233,779	157,285	24,034	147,285
PGIM Short Duration Multi-Sector Bond Fund (Class R6)
21,771,995	7,500,860	3,215,000	(351,128)	(128,199)	25,578,528	2,684,001	732,311	—
PGIM Total Return Bond Fund (Class R6)
16,747,155	2,778,791	2,637,840	(640,107)	(4,698)	16,243,301	1,163,560	502,269	—

$167,260,572	$54,729,776	$61,563,716	$(1,884,685)	$3,127,396	$161,669,343		$3,114,001	$6,795,956

Growth Allocation Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
PGIM Absolute Return Bond Fund (Class R6)
$847,438	$97,555	$375,000	$(4,772)	$661	$565,882	57,508	$27,615	$—
PGIM Core Ultra Short Bond Fund
953,854	8,465,811	8,346,166	—	—	1,073,499	1,073,499	18,140	—
PGIM Global Real Estate Fund (Class R6)
5,179,917	1,235,435	720,000	(10,551)	(15,475)	5,669,326	234,658	202,184	93,251
PGIM High Yield Fund (Class R6)
519,882	114,759	45,000	(13,932)	(1,391)	574,318	105,768	34,847	—

PGIM Asset Allocation Funds	59

Notes to Financial Statements (continued)

Growth Allocation Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
PGIM Jennison 20/20 Focus Fund (Class R6)
$3,161,703	$670,866	$495,000	$12,695	$26,332	$3,376,596	184,614	$—	$525,867
PGIM Jennison Equity Opportunity Fund (Class R6)
7,356,523	1,334,263	530,000	24,650	(1,415)	8,184,021	380,122	94,052	895,210
PGIM Jennison Growth Fund (Class R6)
4,538,357	1,264,539	2,355,000	620,029	208,225	4,276,150	92,577	—	234,539
PGIM Jennison International Opportunities Fund (Class R6)
10,354,191	1,142,253	1,970,000	640,490	379,256	10,546,190	574,724	22,253	—
PGIM Jennison Mid-Cap Growth Fund (Class R6)
3,370,851	491,910	580,000	12,695	35,042	3,330,498	80,022	—	411,910
PGIM Jennison Natural Resources Fund (Class R6)
106,473	—	—	8,227	—	114,700	2,837	—	—
PGIM Jennison Small Company Fund (Class R6)
9,105,293	3,377,042	1,905,000	334,884	103,997	11,016,216	386,398	36,961	620,081
PGIM Jennison Value Fund (Class R6)
4,992,782	2,258,315	450,000	235,733	6,957	7,043,787	335,259	69,530	293,785
PGIM QMA International Equity Fund (Class R6)
15,465,354	2,597,911	1,715,000	(564,802)	54,816	15,838,279	2,078,514	378,165	—
PGIM QMA Large-Cap Core Equity Fund (Class R6)
11,650,975	2,615,351	3,525,000	14,000	245,578	11,000,904	590,177	162,145	1,608,207
PGIM QMA Large-Cap Value Fund (Class R6)
11,792,723	3,481,152	3,800,000	(182,347)	(35,985)	11,255,543	785,453	211,001	955,151
PGIM QMA Long-Short Equity Fund (Class R6)
5,245,350	485,000	340,000	265,857	(2,879)	5,653,328	432,212	—	—
PGIM QMA Mid-Cap Value Fund (Class R6)
1,687,823	3,561,601	885,000	(61,777)	(8,005)	4,294,642	194,240	65,046	176,555
PGIM QMA Small-Cap Value Fund (Class R6)
3,098,850	2,383,915	2,275,000	(425,853)	320,100	3,102,012	150,876	18,085	110,830
PGIM Short Duration Multi-Sector Bond Fund (Class R6)
1,667,095	1,087,975	2,150,000	(15,724)	(18,654)	570,692	59,884	53,084	—
PGIM Total Return Bond Fund (Class R6)
3,836,517	2,812,679	1,365,561	(151,039)	3,092	5,135,688	367,886	112,418	—

$104,931,951	$39,478,332	$33,826,727	$738,463	$1,300,252	$112,622,271		$1,505,526	$5,925,386

60

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2018, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain
Conservative Allocation Fund(a)	$605,440	$(605,440)
Moderate Allocation Fund(a)	1,400,465	(1,400,465)
Growth Allocation Fund(a)	1,343,151	(1,343,151)

(a)	Reclassification of distributions.

For the year ended September 30, 2018, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$3,357,647	$1,873,836
Moderate Allocation Fund	4,115,447	2,942,472
Growth Allocation Fund	2,903,153	840,506

For the year ended September 30, 2017, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long Term Capital Gains
Conservative Allocation Fund	$2,618,954	$637,596
Moderate Allocation Fund	1,526,866	3,615,825
Growth Allocation Fund	2,790,482	739,277

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$415,680	$3,945,542
Moderate Allocation Fund	691,388	8,455,370
Growth Allocation Fund	262,495	5,464,470

PGIM Asset Allocation Funds	61

Notes to Financial Statements (continued)

The United States federal income tax basis of the Allocation Funds’ investments and the net unrealized appreciation as of September 30, 2018 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$108,578,374	$20,292,054	$(1,215,703)	$19,076,351
Moderate Allocation Fund	122,038,456	40,498,144	(867,257)	39,630,887
Growth Allocation Fund	81,681,538	31,073,844	(133,111)	30,940,733

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Allocation Funds offer Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Allocation Funds to one or more other share classes of the Allocation Funds as presented in the table of transactions in shares of common stock.

62

The Company is authorized to issue 6.625 billion shares of common stock, with a par value of $0.001 per share, which are divided into six series. Of the Company’s authorized capital stock, 938 million authorized shares have been allocated to the Conservative Allocation Fund and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 125 million, 3 million, 25 million, 165 million, 285 million, 50 million and 285 million authorized shares, respectively. Of the Company’s authorized capital stock, 943 million authorized shares have been allocated to the Moderate Allocation Fund and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 125 million, 3 million, 25 million, 135 million, 305 million, 50 million and 300 million authorized shares, respectively. Of the Company’s authorized capital stock, 902 million authorized shares have been allocated to the Growth Allocation Fund and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 125 million, 2 million, 25 million, 100 million, 300 million, 50 million and 300 million authorized shares, respectively.

Each of the Allocation Funds do not have any Class T shares outstanding.

As of September 30, 2018, Prudential, through its affiliated entities, including affiliated funds, owned the following number of shares of the Allocation Funds:

Fund	Class R	Class R6
Conservative Allocation Fund	303	781
Moderate Allocation Fund	274	670
Growth Allocation Fund	232	549

At reporting period end, the following number of shareholders of record held the following percentage of the Allocation Funds’ outstanding shares on behalf of multiple beneficial owners:

Fund	Number of Shareholders	% of Outstanding Shares
Conservative Allocation Fund	2	44
Moderate Allocation Fund	2	44
Growth Allocation Fund	3	41

Transactions in shares of common stock were as follows:

PGIM Asset Allocation Funds	63

Notes to Financial Statements (continued)

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2018:
Shares sold	783,696	$10,219,360
Shares issued in reinvestment of dividends and distributions	283,122	3,670,124
Shares reacquired	(1,172,675)	(15,289,256)

Net increase (decrease) in shares outstanding before conversion	(105,857)	(1,399,772)
Shares issued upon conversion from other share class(es)	205,224	2,698,805
Shares reacquired upon conversion into other share class(es)	(13,610)	(176,733)

Net increase (decrease) in shares outstanding	85,757	$1,122,300

Year ended September 30, 2017:
Shares sold	727,911	$9,141,833
Shares issued in reinvestment of dividends and distributions	177,708	2,178,051
Shares reacquired	(1,593,151)	(19,938,933)

Net increase (decrease) in shares outstanding before conversion	(687,532)	(8,619,049)
Shares issued upon conversion from other share class(es)	523,463	6,621,416
Shares reacquired upon conversion into other share class(es)	(56,963)	(710,683)

Net increase (decrease) in shares outstanding	(221,032)	$(2,708,316)

Class B
Year ended September 30, 2018:
Shares sold	23,702	$305,112
Shares issued in reinvestment of dividends and distributions	16,176	208,929
Shares reacquired	(85,123)	(1,104,017)

Net increase (decrease) in shares outstanding before conversion	(45,245)	(589,976)
Shares reacquired upon conversion into other share class(es)	(198,713)	(2,601,985)

Net increase (decrease) in shares outstanding	(243,958)	$(3,191,961)

Year ended September 30, 2017:
Shares sold	6,856	$85,528
Shares issued in reinvestment of dividends and distributions	20,045	243,200
Shares reacquired	(205,661)	(2,559,540)

Net increase (decrease) in shares outstanding before conversion	(178,760)	(2,230,812)
Shares reacquired upon conversion into other share class(es)	(518,367)	(6,524,816)

Net increase (decrease) in shares outstanding	(697,127)	$(8,755,628)

64

Conservative Allocation Fund (cont’d.):

Class C	Shares	Amount
Year ended September 30, 2018:
Shares sold	216,088	$2,806,810
Shares issued in reinvestment of dividends and distributions	67,280	868,969
Shares reacquired	(352,601)	(4,576,068)

Net increase (decrease) in shares outstanding before conversion	(69,233)	(900,289)
Shares reacquired upon conversion into other share class(es)	(4,933)	(63,423)

Net increase (decrease) in shares outstanding	(74,166)	$(963,712)

Year ended September 30, 2017:
Shares sold	242,521	$3,028,905
Shares issued in reinvestment of dividends and distributions	39,858	484,172
Shares reacquired	(525,532)	(6,573,487)

Net increase (decrease) in shares outstanding before conversion	(243,153)	(3,060,410)
Shares reacquired upon conversion into other share class(es)	(18,549)	(235,434)

Net increase (decrease) in shares outstanding	(261,702)	$(3,295,844)

Class R
Year ended September 30, 2018:
Shares sold	1,983	$26,064
Shares issued in reinvestment of dividends and distributions	505	6,581
Shares reacquired	(481)	(6,298)

Net increase (decrease) in shares outstanding	2,007	$26,347

Year ended September 30, 2017:
Shares sold	2,327	$29,287
Shares issued in reinvestment of dividends and distributions	260	3,202
Shares reacquired	(150)	(1,899)

Net increase (decrease) in shares outstanding	2,437	$30,590

Class Z
Year ended September 30, 2018:
Shares sold	212,147	$2,770,641
Shares issued in reinvestment of dividends and distributions	26,297	342,559
Shares reacquired	(91,614)	(1,207,677)

Net increase (decrease) in shares outstanding before conversion	146,830	1,905,523
Shares issued upon conversion from other share class(es)	14,352	187,251
Shares reacquired upon conversion into other share class(es)	(3,347)	(43,915)

Net increase (decrease) in shares outstanding	157,835	$2,048,859

Year ended September 30, 2017:
Shares sold	53,057	$665,312
Shares issued in reinvestment of dividends and distributions	17,618	217,180
Shares reacquired	(135,676)	(1,712,242)

Net increase (decrease) in shares outstanding before conversion	(65,001)	(829,750)
Shares issued upon conversion from other share class(es)	72,711	915,118
Shares reacquired upon conversion into other share class(es)	(5,109)	(65,601)

Net increase (decrease) in shares outstanding	2,601	$19,767

PGIM Asset Allocation Funds	65

Notes to Financial Statements (continued)

Conservative Allocation Fund (cont’d.):

Class R6	Shares	Amount
Period ended September 30, 2018*:
Shares sold	4,835	$63,203
Shares issued in reinvestment of dividends and distributions	50	647
Shares reacquired	(84)	(1,104)

Net increase (decrease) in shares outstanding	4,801	$62,746

*	Commencement of offering was November 28, 2017.

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2018:
Shares sold	395,549	$6,063,512
Shares issued in reinvestment of dividends and distributions	360,290	5,451,181
Shares reacquired	(1,103,929)	(16,921,351)

Net increase (decrease) in shares outstanding before conversion	(348,090)	(5,406,658)
Shares issued upon conversion from other share class(es)	281,566	4,372,619
Shares reacquired upon conversion into other share class(es)	(22,077)	(338,212)

Net increase (decrease) in shares outstanding	(88,601)	$(1,372,251)

Year ended September 30, 2017:
Shares sold	783,420	$11,093,144
Shares issued in reinvestment of dividends and distributions	267,043	3,655,812
Shares reacquired	(1,264,081)	(18,007,937)

Net increase (decrease) in shares outstanding before conversion	(213,618)	(3,258,981)
Shares issued upon conversion from other share class(es)	807,581	11,629,593
Shares reacquired upon conversion into other share class(es)	(13,404)	(196,719)

Net increase (decrease) in shares outstanding	580,559	$8,173,893

Class B
Year ended September 30, 2018:
Shares sold	5,364	$81,822
Shares issued in reinvestment of dividends and distributions	27,490	413,453
Shares reacquired	(68,967)	(1,047,633)

Net increase (decrease) in shares outstanding before conversion	(36,113)	(552,358)
Shares reacquired upon conversion into other share class(es)	(274,505)	(4,221,708)

Net increase (decrease) in shares outstanding	(310,618)	$(4,774,066)

Year ended September 30, 2017:
Shares sold	12,213	$171,412
Shares issued in reinvestment of dividends and distributions	42,026	572,399
Shares reacquired	(189,519)	(2,665,371)

Net increase (decrease) in shares outstanding before conversion	(135,280)	(1,921,560)
Shares reacquired upon conversion into other share class(es)	(810,708)	(11,571,103)

Net increase (decrease) in shares outstanding	(945,988)	$(13,492,663)

66

Moderate Allocation Fund (cont’d.):

Class C	Shares	Amount
Year ended September 30, 2018:
Shares sold	213,390	$3,244,135
Shares issued in reinvestment of dividends and distributions	59,242	891,011
Shares reacquired	(351,192)	(5,341,527)

Net increase (decrease) in shares outstanding before conversion	(78,560)	(1,206,381)
Shares reacquired upon conversion into other share class(es)	(42,995)	(657,144)

Net increase (decrease) in shares outstanding	(121,555)	$(1,863,525)

Year ended September 30, 2017:
Shares sold	216,557	$3,051,946
Shares issued in reinvestment of dividends and distributions	47,997	653,717
Shares reacquired	(544,745)	(7,695,796)

Net increase (decrease) in shares outstanding before conversion	(280,191)	(3,990,133)
Shares reacquired upon conversion into other share class(es)	(61,145)	(881,249)

Net increase (decrease) in shares outstanding	(341,336)	$(4,871,382)

Class R
Year ended September 30, 2018:
Shares sold	8,761	$134,500
Shares issued in reinvestment of dividends and distributions	274	4,129
Shares reacquired	(721)	(10,949)

Net increase (decrease) in shares outstanding	8,314	$127,680

Year ended September 30, 2017:
Shares sold	3,165	$46,595
Shares issued in reinvestment of dividends and distributions	20	271
Shares reacquired	(106)	(1,563)

Net increase (decrease) in shares outstanding	3,079	$45,303

Class Z
Year ended September 30, 2018:
Shares sold	30,829	$473,493
Shares issued in reinvestment of dividends and distributions	7,601	114,998
Shares reacquired	(132,128)	(2,023,872)

Net increase (decrease) in shares outstanding before conversion	(93,698)	(1,435,381)
Shares issued upon conversion from other share class(es)	57,928	894,738
Shares reacquired upon conversion into other share class(es)	(3,253)	(50,293)

Net increase (decrease) in shares outstanding	(39,023)	$(590,936)

Year ended September 30, 2017:
Shares sold	9,947	$141,815
Shares issued in reinvestment of dividends and distributions	6,991	95,635
Shares reacquired	(93,707)	(1,317,721)

Net increase (decrease) in shares outstanding before conversion	(76,769)	(1,080,271)
Shares issued upon conversion from other share class(es)	69,842	1,019,478

Net increase (decrease) in shares outstanding	(6,927)	$(60,793)

PGIM Asset Allocation Funds	67

Notes to Financial Statements (continued)

Moderate Allocation Fund (cont’d.):

Class R6	Shares	Amount
Period ended September 30, 2018*:
Shares sold	640	$10,000
Shares issued in reinvestment of dividends and distributions	30	454

Net increase (decrease) in shares outstanding	670	$10,454

*	Commencement of offering was November 28, 2017.

Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2018:
Shares sold	351,505	$6,540,949
Shares issued in reinvestment of dividends and distributions	156,094	2,864,318
Shares reacquired	(524,099)	(9,766,442)

Net increase (decrease) in shares outstanding before conversion	(16,500)	(361,175)
Shares issued upon conversion from other share class(es)	148,190	2,794,188
Shares reacquired upon conversion into other share class(es)	(1,715)	(31,796)

Net increase (decrease) in shares outstanding	129,975	$2,401,217

Year ended September 30, 2017:
Shares sold	391,803	$6,499,312
Shares issued in reinvestment of dividends and distributions	162,185	2,559,286
Shares reacquired	(538,908)	(8,929,518)

Net increase (decrease) in shares outstanding before conversion	15,080	129,080
Shares issued upon conversion from other share class(es)	290,678	4,880,104
Shares reacquired upon conversion into other share class(es)	(17,538)	(286,809)

Net increase (decrease) in shares outstanding	288,220	$4,722,375

Class B
Year ended September 30, 2018:
Shares sold	7,215	$128,843
Shares issued in reinvestment of dividends and distributions	14,068	247,735
Shares reacquired	(52,376)	(932,712)

Net increase (decrease) in shares outstanding before conversion	(31,093)	(556,134)
Shares reacquired upon conversion into other share class(es)	(155,023)	(2,793,587)

Net increase (decrease) in shares outstanding	(186,116)	$(3,349,721)

Year ended September 30, 2017:
Shares sold	23,168	$372,581
Shares issued in reinvestment of dividends and distributions	25,952	393,955
Shares reacquired	(90,417)	(1,434,155)

Net increase (decrease) in shares outstanding before conversion	(41,297)	(667,619)
Shares reacquired upon conversion into other share class(es)	(298,783)	(4,805,506)

Net increase (decrease) in shares outstanding	(340,080)	$(5,473,125)

68

Growth Allocation Fund (cont’d.):

Class C	Shares	Amount
Year ended September 30, 2018:
Shares sold	145,913	$2,596,208
Shares issued in reinvestment of dividends and distributions	25,763	454,206
Shares reacquired	(111,710)	(1,994,127)

Net increase (decrease) in shares outstanding before conversion	59,966	1,056,287
Shares reacquired upon conversion into other share class(es)	(10,117)	(181,640)

Net increase (decrease) in shares outstanding	49,849	$874,647

Year ended September 30, 2017:
Shares sold	124,547	$1,989,057
Shares issued in reinvestment of dividends and distributions	27,407	416,595
Shares reacquired	(118,976)	(1,897,509)

Net increase (decrease) in shares outstanding before conversion	32,978	508,143
Shares reacquired upon conversion into other share class(es)	(9,281)	(147,845)

Net increase (decrease) in shares outstanding	23,697	$360,298

Class R
Year ended September 30, 2018:
Shares sold	10,475	$190,219
Shares issued in reinvestment of dividends and distributions	376	6,849
Shares reacquired	(9,545)	(177,064)

Net increase (decrease) in shares outstanding before conversion	1,306	20,004
Shares reacquired upon conversion into other share class(es)	(281)	(5,208)

Net increase (decrease) in shares outstanding	1,025	$14,796

Year ended September 30, 2017:
Shares sold	706	$11,154
Shares issued in reinvestment of dividends and distributions	59	923

Net increase (decrease) in shares outstanding	765	$12,077

Class Z
Year ended September 30, 2018:
Shares sold	143,903	$2,718,842
Shares issued in reinvestment of dividends and distributions	5,518	102,463
Shares reacquired	(35,280)	(664,198)

Net increase (decrease) in shares outstanding before conversion	114,141	2,157,107
Shares issued upon conversion from other share class(es)	12,035	227,603
Shares reacquired upon conversion into other share class(es)	(500)	(9,560)

Net increase (decrease) in shares outstanding	125,676	$2,375,150

Year ended September 30, 2017:
Shares sold	27,136	$453,368
Shares issued in reinvestment of dividends and distributions	4,436	70,798
Shares reacquired	(46,936)	(774,253)

Net increase (decrease) in shares outstanding before conversion	(15,364)	(250,087)
Shares issued upon conversion from other share class(es)	21,782	360,056

Net increase (decrease) in shares outstanding	6,418	$109,969

PGIM Asset Allocation Funds	69

Notes to Financial Statements (continued)

Growth Allocation Fund (cont’d.):

Class R6	Shares	Amount
Period ended September 30, 2018*:
Shares sold	24,837	$472,342
Shares issued in reinvestment of dividends and distributions	20	371
Shares reacquired	(273)	(5,191)

Net increase (decrease) in shares outstanding	24,584	$467,522

*	Commencement of offering was November 28, 2017.

7. Borrowings

The Company, on behalf of the Allocation Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Allocation Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA.

Subsequent to the reporting period end, the SCA was renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month London Interbank Offered Rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Allocation Funds did not utilize the SCA during the reporting period ended September 30, 2018.

70

8. Other Risks

The Allocation Funds’ risks include, but are not limited to, some or all of the risks discussed below:

Fund of Funds Risk: The value of an investment in the Allocation Funds will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Allocation Funds are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Allocation Funds’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Allocation Funds may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Allocation Funds to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Series would indirectly bear the costs of these trades without accomplishing the investment purpose.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Allocation Funds’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Allocation Funds fall, the value of an investment in the Allocation Funds will decline. Additionally, the Allocation Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Allocation Funds has unsettled or open transactions defaults.

Non-Diversification Risk: The Allocation Funds are non-diversified, meaning that the Allocation Funds may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified Fund. Investing in a non-diversified Fund involves greater risk than investing in a diversified Fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified Fund.

9. Dividends to Shareholders

Subsequent to the year ended September 30, 2018, the Conservative Allocation Fund declared ordinary income dividends on October 17, 2018 to shareholders of record on October 18, 2018. The ex-date was October 19, 2018. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.04727
Class B	$0.02255
Class C	$0.02255
Class R	$0.03889
Class Z	$0.05556
Class R6	$0.05556

PGIM Asset Allocation Funds	71

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Allocation Funds’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

72

PGIM Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.10	$12.43	$12.49	$13.30	$13.03
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.18	0.16	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.25	0.83	0.62	(0.41)	0.53
Total from investment operations	0.48	1.01	0.78	(0.17)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.20)	(0.21)	(0.29)	(0.22)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.56)	(0.34)	(0.84)	(0.64)	(0.46)
Net asset value, end of year	$13.02	$13.10	$12.43	$12.49	$13.30
Total Return(b):	3.69%	8.33%	6.61%	(1.42)%	5.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$87,433	$86,890	$85,173	$73,273	$72,292
Average net assets (000)	$88,432	$82,763	$81,813	$75,170	$66,510
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.71%	0.73%	0.72%	0.71%
Expenses before waivers and/or expense reimbursement	0.66% (d)	0.77%	0.78%	0.77%	0.76%
Net investment income (loss)	1.74%	1.43%	1.36%	1.86%	1.48%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	73

PGIM Conservative Allocation Fund

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.04	$12.37	$12.43	$13.24	$12.98
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.10	0.08	0.15	0.10
Net realized and unrealized gain (loss) on investment transactions	0.24	0.81	0.61	(0.42)	0.52
Total from investment operations	0.37	0.91	0.69	(0.27)	0.62
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.10)	(0.12)	(0.19)	(0.12)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.46)	(0.24)	(0.75)	(0.54)	(0.36)
Net asset value, end of year	$12.95	$13.04	$12.37	$12.43	$13.24
Total Return(b):	2.85%	7.54%	5.84%	(2.17)%	4.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,680	$7,892	$16,107	$30,118	$40,863
Average net assets (000)	$6,242	$12,187	$23,560	$37,344	$43,801
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.47%	1.48%	1.47%	1.46%
Expenses before waivers and/or expense reimbursement	1.71% (d)	1.48%	1.48%	1.47%	1.46%
Net investment income (loss)	1.03%	0.77%	0.67%	1.17%	0.73%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class C Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.04	$12.37	$12.44	$13.24	$12.98
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.09	0.08	0.14	0.10
Net realized and unrealized gain (loss) on investment transactions	0.24	0.82	0.60	(0.40)	0.52
Total from investment operations	0.37	0.91	0.68	(0.26)	0.62
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.10)	(0.12)	(0.19)	(0.12)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.46)	(0.24)	(0.75)	(0.54)	(0.36)
Net asset value, end of year	$12.95	$13.04	$12.37	$12.44	$13.24
Total Return(b):	2.85%	7.54%	5.75%	(2.09)%	4.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,307	$26,447	$28,325	$31,091	$28,724
Average net assets (000)	$26,104	$27,069	$30,257	$30,647	$26,250
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.46%	1.48%	1.47%	1.46%
Expenses before waivers and/or expense reimbursement	1.39% (d)	1.47%	1.48%	1.47%	1.46%
Net investment income (loss)	1.00%	0.70%	0.63%	1.09%	0.69%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	75

PGIM Conservative Allocation Fund

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.15	$12.47	$12.53	$13.34	$13.07
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.15	0.13	0.21	0.17
Net realized and unrealized gain (loss) on investment transactions	0.25	0.84	0.62	(0.41)	0.53
Total from investment operations	0.44	0.99	0.75	(0.20)	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.17)	(0.18)	(0.26)	(0.19)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.52)	(0.31)	(0.81)	(0.61)	(0.43)
Net asset value, end of year	$13.07	$13.15	$12.47	$12.53	$13.34
Total Return(b):	3.42%	8.11%	6.32%	(1.66)%	5.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$178	$153	$115	$107	$95
Average net assets (000)	$170	$136	$101	$101	$76
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.96%	0.98%	0.97%	0.96%
Expenses before waivers and/or expense reimbursement	9.44% (d)	1.22%	1.23%	1.22%	1.21%
Net investment income (loss)	1.49%	1.18%	1.10%	1.59%	1.18%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class Z Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.17	$12.49	$12.55	$ 13.36	$13.09
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.21	0.19	0.27	0.22
Net realized and unrealized gain (loss) on investment transactions	0.24	0.84	0.63	(0.40)	0.54
Total from investment operations	0.50	1.05	0.82	(0.13)	0.76
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.23)	(0.25)	(0.33)	(0.25)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.59)	(0.37)	(0.88)	(0.68)	(0.49)
Net asset value, end of year	$13.08	$13.17	$12.49	$12.55	$13.36
Total Return(b):	3.85%	8.65%	6.85%	(1.16)%	5.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,099	$8,086	$7,637	$6,404	$5,572
Average net assets (000)	$8,516	$7,804	$6,800	$6,058	$5,941
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.35%	0.46%	0.48%	0.47%	0.46%
Expenses before waivers and/or expense reimbursement	0.47% (d)	0.47%	0.48%	0.47%	0.46%
Net investment income (loss)	1.96%	1.67%	1.59%	2.09%	1.75%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	77

PGIM Conservative Allocation Fund

Financial Highlights (continued)

Class R6 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.34
Income (loss) from investment operations:
Net investment income (loss)	0.19
Net realized and unrealized gain (loss) on investment transactions	0.08
Total from investment operations	0.27
Less Dividends and Distributions:
Dividends from net investment income	(0.29)
Distributions from net realized gains	(0.25)
Total dividends and distributions	(0.54)
Net asset value, end of period	$13.07
Total Return(c):	2.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$63
Average net assets (000)	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%	(e)
Expenses before waivers and/or expense reimbursement	94.93%	(e)
Net investment income (loss)	1.78%	(e)
Portfolio turnover rate(f)	20%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

PGIM Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.21	$13.93	$13.96	$15.17	$14.21
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.14	0.12	0.18	0.15
Net realized and unrealized gain (loss) on investment transactions	0.73	1.62	0.94	(0.55)	0.97
Total from investment operations	0.93	1.76	1.06	(0.37)	1.12
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.17)	(0.21)	(0.31)	(0.16)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	-
Total dividends and distributions	(0.67)	(0.48)	(1.09)	(0.84)	(0.16)
Net asset value, end of year	$15.47	$15.21	$13.93	$13.96	$15.17
Total Return(b):	6.23%	12.99%	8.00%	(2.79)%	7.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$125,569	$124,808	$106,173	$96,846	$93,752
Average net assets (000)	$127,258	$114,527	$100,247	$98,271	$89,611
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.58%	0.70%	0.75%	0.71%	0.70%
Expenses before waivers and/or expense reimbursement	0.63% (d)	0.76%	0.80%	0.76%	0.75%
Net investment income (loss)	1.27%	1.00%	0.90%	1.17%	1.00%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	79

PGIM Moderate Allocation Fund

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.05	$13.79	$13.83	$15.04	$14.09
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	0.72	1.58	0.91	(0.56)	0.97
Total from investment operations	0.81	1.64	0.94	(0.49)	1.01
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.07)	(0.10)	(0.19)	(0.06)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	-
Total dividends and distributions	(0.56)	(0.38)	(0.98)	(0.72)	(0.06)
Net asset value, end of year	$15.30	$15.05	$13.79	$13.83	$15.04
Total Return(b):	5.47%	12.16%	7.13%	(3.55)%	7.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,963	$13,496	$25,407	$38,084	$53,127
Average net assets (000)	$11,082	$19,480	$32,651	$48,273	$56,302
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.46%	1.50%	1.46%	1.45%
Expenses before waivers and/or expense reimbursement	1.59% (d)	1.47%	1.50%	1.46%	1.45%
Net investment income (loss)	0.56%	0.40%	0.22%	0.49%	0.28%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

80

Class C Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.05	$13.78	$13.83	$15.03	$14.08
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.04	0.03	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	0.72	1.61	0.90	(0.54)	0.97
Total from investment operations	0.80	1.65	0.93	(0.48)	1.01
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.07)	(0.10)	(0.19)	(0.06)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	-
Total dividends and distributions	(0.56)	(0.38)	(0.98)	(0.72)	(0.06)
Net asset value, end of year	$15.29	$15.05	$13.78	$13.83	$15.03
Total Return(b):	5.40%	12.24%	7.06%	(3.48)%	7.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,322	$25,765	$28,306	$30,872	$29,564
Average net assets (000)	$25,729	$26,925	$29,628	$31,776	$28,118
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.45%	1.50%	1.46%	1.45%
Expenses before waivers and/or expense reimbursement	1.37% (d)	1.46%	1.50%	1.46%	1.45%
Net investment income (loss)	0.51%	0.31%	0.19%	0.40%	0.24%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	81

PGIM Moderate Allocation Fund

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.11	$13.83	$13.87	$15.11	$14.15
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.07	0.09	0.18	0.11
Net realized and unrealized gain (loss) on investment transactions	0.75	1.65	0.93	(0.62)	0.97
Total from investment operations	0.88	1.72	1.02	(0.44)	1.08
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.13)	(0.18)	(0.27)	(0.12)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	-
Total dividends and distributions	(0.63)	(0.44)	(1.06)	(0.80)	(0.12)
Net asset value, end of year	$15.36	$15.11	$13.83	$13.87	$15.11
Total Return(b):	5.94%	12.80%	7.68%	(3.26)%	7.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$180	$51	$4	$4	$177
Average net assets (000)	$135	$15	$4	$140	$167
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.88%	1.00%	0.96%	0.95%
Expenses before waivers and/or expense reimbursement	11.64% (d)	1.16%	1.25%	1.21%	1.20%
Net investment income (loss)	0.83%	0.51%	0.64%	1.18%	0.76%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

82

Class Z Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.24	$ 13.95	$13.99	$15.20	$14.23
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.18	0.17	0.21	0.17
Net realized and unrealized gain (loss) on investment transactions	0.73	1.62	0.92	(0.54)	0.99
Total from investment operations	0.97	1.80	1.09	(0.33)	1.16
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.20)	(0.25)	(0.35)	(0.19)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	-
Total dividends and distributions	(0.71)	(0.51)	(1.13)	(0.88)	(0.19)
Net asset value, end of year	$15.50	$ 15.24	$13.95	$13.99	$15.20
Total Return(b):	6.47%	13.32%	8.21%	(2.54)%	8.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,936	$ 3,481	$3,283	$3,601	$3,767
Average net assets (000)	$3,103	$ 2,928	$3,319	$3,537	$3,190
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.35%	0.45%	0.50%	0.46%	0.45%
Expenses before waivers and/or expense reimbursement	0.81% (d)	0.45%	0.50%	0.46%	0.45%
Net investment income (loss)	1.57%	1.27%	1.24%	1.43%	1.20%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	83

PGIM Moderate Allocation Fund

Financial Highlights (continued)

Class R6 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.63
Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investment transactions	0.37
Total from investment operations	0.58
Less Dividends and Distributions:
Dividends from net investment income	(0.36)
Distributions from net realized gains	(0.35)
Total dividends and distributions	(0.71)
Net asset value, end of period	$15.50
Total Return(c):	3.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%	(e)
Expenses before waivers and/or expense reimbursement	304.68%	(e)
Net investment income (loss)	1.64%	(e)
Portfolio turnover rate(f)	24%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

84

PGIM Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.07	$15.94	$16.15	$17.41	$16.02
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.10	0.07	0.08	0.08
Net realized and unrealized gain (loss) on investment transactions	1.35	2.67	1.33	(0.84)	1.42
Total from investment operations	1.49	2.77	1.40	(0.76)	1.50
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.18)	(0.16)	(0.35)	(0.11)
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	-
Total dividends and distributions	(0.66)	(0.64)	(1.61)	(0.50)	(0.11)
Net asset value, end of year	$18.90	$18.07	$15.94	$16.15	$17.41
Total Return(b):	8.35%	17.95%	9.13%	(4.58)%	9.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$85,010	$78,919	$65,038	$57,536	$56,293
Average net assets (000)	$83,930	$70,830	$60,610	$59,770	$52,609
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.71%	0.75%	0.75%	0.75%
Expenses before waivers and/or expense reimbursement	0.73% (d)	0.90%	0.97%	0.93%	0.90%
Net investment income (loss)	0.75%	0.58%	0.47%	0.48%	0.46%
Portfolio turnover rate(e)	23%	23%	24%	44%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	85

PGIM Growth Allocation Fund

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.28	$15.28	$15.53	$16.76	$ 15.44
Income (loss) from investment operations:
Net investment income (loss)	0.02	- (b)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.27	2.53	1.27	(0.82)	1.36
Total from investment operations	1.29	2.53	1.24	(0.85)	1.32
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.07)	(0.04)	(0.23)	-
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	-
Total dividends and distributions	(0.54)	(0.53)	(1.49)	(0.38)	-
Net asset value, end of year	$18.03	$17.28	$15.28	$15.53	$ 16.76
Total Return(c):	7.53%	17.04%	8.35%	(5.28)%	8.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,251	$9,205	$13,335	$18,670	$27,929
Average net assets (000)	$7,824	$11,120	$16,171	$24,591	$30,822
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.47%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.75% (e)	1.61%	1.67%	1.63%	1.60%
Net investment income (loss)	0.13%	0.01%	(0.18)%	(0.16)%	(0.22)%
Portfolio turnover rate(f)	23%	23%	24%	44%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

86

Class C Shares
	Year Ended September 30,
	2018		2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.30		$15.30	$15.54	$16.78	$ 15.45
Income (loss) from investment operations:
Net investment income (loss)	-	(b)	(0.02)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	1.29		2.55	1.29	(0.81)	1.38
Total from investment operations	1.29		2.53	1.25	(0.86)	1.33
Less Dividends and Distributions:
Dividends from net investment income	(0.28)		(0.07)	(0.04)	(0.23)	-
Distributions from net realized gains	(0.26)		(0.46)	(1.45)	(0.15)	-
Total dividends and distributions	(0.54)		(0.53)	(1.49)	(0.38)	-
Net asset value, end of year	$18.05		$17.30	$15.30	$15.54	$ 16.78
Total Return(c):	7.52%		17.01%	8.41%	(5.33)%	8.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,051		$14,517	$12,473	$12,025	$11,858
Average net assets (000)	$15,714		$13,311	$12,092	$12,540	$11,625
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%		1.46%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.48%	(e)	1.60%	1.67%	1.63%	1.60%
Net investment income (loss)	-%	(f)	(0.14)%	(0.26)%	(0.28)%	(0.29)%
Portfolio turnover rate(g)	23%		23%	24%	44%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f)	Less than 0.005%.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	87

PGIM Growth Allocation Fund

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.91	$15.80	$16.01	$17.27	$15.90
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.06	(0.04)	0.04	0.04
Net realized and unrealized gain (loss) on investment transactions	1.24	2.65	1.40	(0.84)	1.40
Total from investment operations	1.42	2.71	1.36	(0.80)	1.44
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.14)	(0.12)	(0.31)	(0.07)
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	-
Total dividends and distributions	(0.61)	(0.60)	(1.57)	(0.46)	(0.07)
Net asset value, end of year	$18.72	$17.91	$15.80	$16.01	$17.27
Total Return(b):	8.05%	17.69%	8.91%	(4.85)%	9.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50	$29	$14	$3	$3
Average net assets (000)	$139	$26	$8	$3	$3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.96%	1.00%	1.00%	0.97%
Expenses before waivers and/or expense reimbursement	11.20% (d)	1.34%	1.42%	1.36%	1.31%
Net investment income (loss)	1.00%	0.35%	(0.24)%	0.21%	0.25%
Portfolio turnover rate(e)	23%	23%	24%	44%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

88

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.30	$ 16.14	$16.34	$ 17.61	$16.20
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.13	0.15	0.11
Net realized and unrealized gain (loss) on investment transactions	1.40	2.70	1.33	(0.87)	1.45
Total from investment operations	1.56	2.84	1.46	(0.72)	1.56
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.22)	(0.21)	(0.40)	(0.15)
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	-
Total dividends and distributions	(0.70)	(0.68)	(1.66)	(0.55)	(0.15)
Net asset value, end of year	$19.16	$ 18.30	$16.14	$ 16.34	$17.61
Total Return(b):	8.66%	18.19%	9.39%	(4.36)%	9.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,722	$ 2,211	$1,845	$ 1,573	$1,477
Average net assets (000)	$3,582	$ 1,974	$1,794	$ 1,352	$1,278
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.35%	0.46%	0.50%	0.50%	0.50%
Expenses before waivers and/or expense reimbursement	0.90% (d)	0.60%	0.67%	0.63%	0.60%
Net investment income (loss)	0.83%	0.86%	0.81%	0.82%	0.62%
Portfolio turnover rate(e)	23%	23%	24%	44%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Asset Allocation Funds	89

PGIM Growth Allocation Fund

Financial Highlights (continued)

Class R6 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.92
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investment transactions	0.92
Total from investment operations	0.93
Less Dividends and Distributions:
Dividends from net investment income	(0.44)
Distributions from net realized gains	(0.26)
Total dividends and distributions	(0.70)
Net asset value, end of period	$19.15
Total Return(c):	5.05%

Ratios/Supplemental Data:
Net assets, end of period (000)	$471
Average net assets (000)	$208
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%	(e)
Expenses before waivers and/or expense reimbursement	15.30%	(e)
Net investment income (loss)	0.05%	(e)
Portfolio turnover rate(f)	23%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

90

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Conservation Allocation Fund (formerly Prudential Conservative Allocation Fund), PGIM Moderate Allocation Fund (formerly Prudential Moderate Allocation Fund), and PGIM Growth Allocation Fund (formerly Prudential Growth Allocation Fund) (the “Funds”), each a series of Prudential Investment Portfolios, Inc., including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 19, 2018

PGIM Asset Allocation Funds	91

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2018, the Allocation Funds reported the maximum amount allowed per share, but not less than the following amounts as capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class A, B, C, R, Z and R6 shares as follows:

Capital Gain Distributions
Conservative Allocation Fund	$0.19
Moderate Allocation Fund	0.27
Growth Allocation Fund	0.14

For the year ended September 30, 2018, Allocation Funds reports the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Conservative Allocation Fund	16.94%	8.21%	52.58%
Moderate Allocation Fund	29.68%	16.81%	32.19%
Growth Allocation Fund	39.43%	21.00%	8.22%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

92

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Asset Allocation Funds

Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Asset Allocation Funds

Independent Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

# Mr. Reid joined the Board effective as of March 1, 2018.
Interested Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age	Principal Occupation(s)	Other Directorships	Length of
Position(s)	During Past Five Years	Held During	Board Service
Portfolios Overseen		Past Five Years

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen: 93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Asset Allocation Funds

Fund Officers(a)

Name, Address and Age	Principal Occupation(s) During Past Five Years	Length of
Position with Fund		Service as Fund
Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (55) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age	Principal Occupation(s) During Past Five Years	Length of
Position with Fund		Service as Fund
Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

◾	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
◾	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
◾

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Asset Allocation Funds

◾

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

◾

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Funds’ Boards of Directors

The Boards of Directors (the “Board”) of the PGIM Asset Allocation Funds (each, a “Fund, and collectively, the “Funds”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

[1]

Each of the PGIM Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three PGIM Asset Allocation Funds: PGIM Growth Allocation Fund, PGIM Moderate Allocation Fund, and PGIM Conservative Allocation Fund.

PGIM Asset Allocation Funds

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2017 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for each Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of the Funds compared to similarly managed funds and PGIM Investments’ investment in each Fund. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Asset Allocation Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended September 30, 2017. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each

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Fund, the table sets forth gross performance comparisons (which do not reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

PGIM Conservative Allocation Fund

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.60% for Class A shares, 1.35% for Class B shares, 1.35% for Class C shares, 0.35% for Class R6 shares, 0.85% for Class R shares, and 0.35% for Class Z shares through January 31, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Moderate Allocation Fund

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.60% for Class A shares, 1.35% for Class B shares, 1.35% for Class C shares, 0.35% for Class R6 shares, 0.85% for Class R shares, and 0.35% for Class Z shares through January 31, 2019.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements with the permanent management fee and subadvisory fee reduction.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Asset Allocation Funds

Approval of Advisory Agreements (continued)

PGIM Growth Allocation Fund

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and ten-year periods, though it underperformed over the other periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expense), caps the Fund’s annual operating expenses at 0.60% for Class A shares, 1.35% for Class B shares, 1.35% for Class C shares, 0.35% for Class R6 shares, 0.85% for Class R shares and 0.35% for Class Z shares through January 31, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Funds has delegated to the Funds’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Asset Allocation Funds, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s schedule of portfolio holdings is also available on the Funds’ website as of the end of each month no sooner than 15 days after the end of the month.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
PGIM Conservative Allocation (Class A)	JDUAX	74437E750	PGIM Moderate Allocation (Class R)	JMARX	74437E610
PGIM Conservative Allocation (Class B)	JDABX	74437E743	PGIM Moderate Allocation (Class Z)	JDMZX	74437E776
PGIM Conservative Allocation (Class C)	JDACX	74437E735	PGIM Moderate Allocation (Class R6*)	JDTQX	74437E438
PGIM Conservative Allocation (Class R)	JDARX	74437E628	PGIM Growth Allocation (Class A)	JDAAX	74437E685
PGIM Conservative Allocation (Class Z)	JDAZX	74437E784	PGIM Growth Allocation (Class B)	JDGBX	74437E677
PGIM Conservative Allocation (Class R6*)	JDAQX	74437E453	PGIM Growth Allocation (Class C)	JDGCX	74437E669
PGIM Moderate Allocation (Class A)	JDTAX	74437E727	PGIM Growth Allocation (Class R)	JGARX	74437E594
PGIM Moderate Allocation (Class B)	JDMBX	74437E719	PGIM Growth Allocation (Class Z)	JDGZX	74437E768
PGIM Moderate Allocation (Class C)	JDMCX	74437E693	PGIM Growth Allocation (Class R6*)	JDGQX	74437E446

* Formerly known as Class Q shares.

MF194E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2018 and September 30, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $170,720 and $183,858 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(c) Tax Fees

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(d) All Other Fees

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit

➢      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2018 and September 30, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	November 19, 2018